SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

         Pre-Effective Amendment No. ______                           [ ]

         Post-Effective Amendment No.  5     (File No. 333-74865)     [X]
                                     -----    ------------------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.  7       (File No. 811-7195)                   [X]
                      ----

                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN                  55474
(Address of Depositor's Principal Executive Offices)     (Zip Code)

Depositor's Telephone Number, including Area Code        (612) 671-3794

       James M. Odland, 50607 AXP Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2002  pursuant to paragraph  (b) of Rule 485
  [ ] 60 days after filing  pursuant to paragraph (a)(1) of Rule 485
  [ ] on (date)  pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN EXPRESS
SIGNATURE VARIABLE ANNUITY(R)

ISSUED BY:
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

PROSPECTUS


MAY 1, 2002


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT / AMERICAN ENTERPRISE MVA ACCOUNT


ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437


This prospectus contains information that you should know before investing. Prospectuses are also available for:


-  American Express(R) Variable Portfolio Funds
-  AIM Variable Insurance Funds
-  Alliance Variable Products Series Fund


-  Baron Capital Funds Trust
-  Credit Suisse Trust (previously Credit Suisse Warburg Pincus Trust)
-  Fidelity(R) Variable Insurance Products - Service Class
-  Franklin(R) Templeton(R) Variable Insurance Products
   Trust (FTVIPT) - Class 2


-  Goldman Sachs Variable Insurance Trust (VIT)
-  Janus Aspen Series: Service Shares
-  J. P. Morgan Series Trust II
-  Lazard Retirement Series, Inc.
-  MFS(R) Variable Insurance Trust(SM)


-  Putnam Variable Trust - Class IB Shares


-  Royce Capital Fund
-  Third Avenue Variable Series Trust
-  Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference.

This contract provides for contract value credits. The death benefits for contracts with such credits may be lower than for contracts without such credits. The amount of the credit may be more than offset by the reduction in the death benefits provided.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

American Enterprise Life offers several different annuities which your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS                                                           3
THE CONTRACT IN BRIEF                                               4
EXPENSE SUMMARY                                                     5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                        13
FINANCIAL STATEMENTS                                               17
PERFORMANCE INFORMATION                                            18
THE VARIABLE ACCOUNT AND THE FUNDS                                 19
GUARANTEE PERIOD ACCOUNTS (GPAS)                                   25
THE ONE-YEAR FIXED ACCOUNT                                         28
BUYING YOUR CONTRACT                                               28
CHARGES                                                            30
VALUING YOUR INVESTMENT                                            33
MAKING THE MOST OF YOUR CONTRACT                                   35
WITHDRAWALS                                                        39
TSA -- SPECIAL WITHDRAWAL PROVISIONS                               39
CHANGING OWNERSHIP                                                 40
BENEFITS IN CASE OF DEATH                                          40
OPTIONAL BENEFITS                                                  44
THE ANNUITY PAYOUT PERIOD                                          49
TAXES                                                              51
VOTING RIGHTS                                                      53
SUBSTITUTION OF INVESTMENTS                                        53
ABOUT THE SERVICE PROVIDERS                                        54
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE              55
DIRECTORS AND EXECUTIVE OFFICERS                                   59
EXPERTS                                                            60
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
   FINANCIAL INFORMATION                                           61
TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION                             74
APPENDIX A: 8% PERFORMANCE CREDIT RIDER
   ADJUSTED PARTIAL WITHDRAWAL                                     75

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.


BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.


CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of years that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): Fixed accounts to which you may also make allocations of at least $1,000. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Internal Revenue Code of 1986, as amended (the Code)
-  Roth IRAs under Section 408A of the Code
-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code
-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date you add a rider to your contract.


VALUATION DATE: Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity contract or life insurance policy.


Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use an annuity to fund a retirement plan that is tax deferred, your annuity will not provide any necessary or additional tax deferral for that retirement plan. But annuities do have features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor prior to making a purchase for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 19)
- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000 and these accounts may not be available in all states (p. 25)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Some states have time limitations for making additional payments. (p. 28)


MINIMUM INITIAL PURCHASE PAYMENT:
     $5,000 for contracts issued in South Carolina, Texas, and Washington. $2,000 for contracts issued in all other states.

MINIMUM ADDITIONAL PURCHASE PAYMENT:
     $50 for Systematic Investment Plans.


     $100 for all other payment plans.


MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT PRIOR APPROVAL):
     $1,000,000 for issue ages up to 85.
     $100,000 for issue ages 86 to 90.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (p. 37)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 39)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 40)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 40)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 49)

TAXES: Generally, your contract grows tax deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. 51)

CHARGES: We assess certain charges in connection with your contract (p. 30):


-  $30 annual contract administrative charge;


- 0.15% variable account administrative charge (if you make allocations to one or more subaccounts);
- 1.25% mortality and expense risk fee (if you make allocations to one or more subaccounts);


- if you select the Guaranteed Minimum Income Benefit Rider* (GMIB), an annual fee (currently 0.35%) based on the adjusted contract value;
- if you select the 8% Performance Credit Rider* (PCR), an annual fee of 0.25% of the contract value;
-  withdrawal charge;
- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal); and
-  the operating expenses of the funds in which the subaccounts invest.

* You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select either death benefit Option B or Option C.

EXPENSE SUMMARY

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that we deduct directly from your contract or indirectly from the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses for each fund.

CONTRACT OWNER EXPENSES

Withdrawal charge (contingent deferred sales charge as a percentage of purchase payment withdrawn)

          YEARS FROM PURCHASE                  WITHDRAWAL CHARGE
            PAYMENT RECEIPT                        PERCENTAGE
                   1                                   7%
                   2                                   7
                   3                                   6
                   4                                   6
                   5                                   5
                   6                                   4
                   7                                   2
                   Thereafter                          0


A withdrawal charge also applies to payouts under certain annuity payout plans (see "Charges -- Withdrawal Charge" p. 31 and "The Annuity Payout Period -- Annuity Payout Plans" p. 50).


ANNUAL CONTRACT ADMINISTRATIVE CHARGE:                     $30*

* We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE:        0.35%
(As a percentage of the adjusted contract value charged annually at the contract anniversary. This is an optional expense.)

8% PERFORMANCE CREDIT RIDER (PCR) FEE:                     0.25%
(As a percentage of the contract value charged annually at the contract anniversary. This is an optional expense.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average subaccount value)

   VARIABLE ACCOUNT ADMINISTRATIVE CHARGE:                    0.15%
   MORTALITY AND EXPENSE RISK FEE:                            1.25
                                                              ----
   TOTAL ANNUAL VARIABLE ACCOUNT EXPENSES:                    1.40%


ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                                         MANAGEMENT       12b-1         OTHER
                                                                            FEES          FEES         EXPENSES     TOTAL
AXP(R) Variable Portfolio -
       Blue Chip Advantage Fund                                              .54%         .13%          .11%        .78%(1)
       Bond Fund                                                             .60          .13           .07         .80(2)
       Capital Resource Fund                                                 .61          .13           .04         .78(2)
       Cash Management Fund                                                  .51          .13           .04         .68(2)
       Diversified Equity Income Fund                                        .55          .13           .23         .91(1)
       Extra Income Fund                                                     .62          .13           .07         .82(2)
       Federal Income Fund                                                   .61          .13           .10         .84(1)
       Growth Fund                                                           .62          .13           .15         .90(1)
       Managed Fund                                                          .59          .13           .04         .76(2)
       NEW DIMENSIONS FUND(R)                                                .60          .13           .06         .79(2)
       Small Cap Advantage Fund                                              .73          .13           .30        1.16(1)

AIM V.I.
       Capital Appreciation Fund, Series I                                   .61           --           .24         .85(3)
       Capital Development Fund, Series I                                    .75           --           .41        1.16(3)
       Premier Equity Fund, Series I                                         .60           --           .25         .85(3)
       (previously AIM V.I. Value Fund, Series I)

Alliance VP
       Premier Growth Portfolio (Class B)                                   1.00          .25           .04        1.29(4)
       Technology Portfolio (Class B)                                       1.00          .25           .08        1.33(4)
       U.S. Government/High Grade Securities Portfolio (Class B)             .60          .25           .29        1.14(4)

Baron Capital Funds Trust
       Capital Asset Fund - Insurance Shares                                1.00          .25           .25        1.50(5)

Credit Suisse Trust -
       Emerging Growth Portfolio                                             .86           --           .39        1.25(6)

Fidelity VIP
       Growth & Income Portfolio (Service Class)                             .48          .10           .10         .68(7)
       Mid Cap Portfolio (Service Class)                                     .58          .10           .11         .79(7)
       Overseas Portfolio (Service Class)                                    .73          .10           .20        1.03(7)

FTVIPT
       Franklin Real Estate Fund - Class 2                                   .56          .25           .03         .84(8),(9)
       Mutual Shares Securities Fund - Class 2                               .60          .25           .19        1.04(9)
       Templeton Foreign Securities Fund - Class 2                           .68          .25           .22        1.15(9),(10),(11)
       (previously FTVIPT Templeton International Securities Fund - Class 2)

Goldman Sachs VIT
       Capital Growth Fund                                                   .75           --           .25        1.00(12)
       CORE(SM) U.S. Equity Fund                                             .70           --           .11         .81(12)
       International Equity Fund                                            1.00           --           .35        1.35(12)

                                        6

                                                                         MANAGEMENT       12b-1         OTHER
                                                                            FEES          FEES         EXPENSES     TOTAL
Janus Aspen Series
       Aggressive Growth Portfolio: Service Shares                           .65%         .25%          .02%        .92%(13)
       Global Technology Portfolio: Service Shares                           .65          .25           .05         .95(13)
       Growth Portfolio: Service Shares                                      .65          .25           .01         .91(13)
       International Growth Portfolio: Service Shares                        .65          .25           .06         .96(13)

JPMorgan
       U.S. Disciplined Equity Portfolio                                     .35           --           .50         .85(14)
Lazard Retirement Series
       Equity Portfolio                                                      .75          .25           .25        1.25(15)
       International Equity Portfolio                                        .75          .25           .25        1.25(15)

MFS(R)
       New Discovery Series - Initial Class                                  .90           --           .16        1.06(16),(17)
       Research Series - Initial Class                                       .75           --           .15         .90(16)
       Utilities Series - Initial Class                                      .75           --           .18         .93(16)

Putnam Variable Trust
       Putnam VT Growth and Income Fund - Class IB Shares                    .46          .25           .05         .76(18)
       Putnam VT International Growth Fund - Class IB Shares                 .76          .25           .18        1.19(18)
       Putnam VT International New Opportunities Fund - Class IB Shares     1.00          .25           .24        1.49(18)

Royce Capital Fund
       Micro-Cap Portfolio                                                  1.25           --           .10        1.35(19)
       Small-Cap Portfolio                                                  1.00           --           .35        1.35(19)

Third Avenue
       Value Portfolio                                                       .90           --           .40        1.30(20)

Wanger
       International Small Cap                                              1.24           --           .19        1.43(21)
       U.S. Smaller Companies                                                .94           --           .05         .99(21)
       (previously Wanger U.S. Small Cap)



(1) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2001. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 0.29% and 0.96% for AXP(R) Variable Portfolio - Blue Chip Advantage Fund, 0.49% and 1.17% for AXP(R) Variable Portfolio - Diversified Equity Income Fund, 0.13% and 0.87% for AXP(R) Variable Portfolio - Federal Income Fund, 0.16% and 0.91% for AXP(R) Variable Portfolio - Growth Fund, and 0.40% and 1.26% for AXP(R) Variable Portfolio - Small Cap Advantage Fund.
(2) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2001.
(3) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Figures in "Management fees," "12b-1 fees," "Other expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 2001.
(5) The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period ended Dec. 31, 2001 would have been 1.59%.
(6) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Trust Emerging Growth Portfolio (0.90%, 0%, 0.39% and 1.29%).
(7) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.
(8)  The Fund administration fee is paid indirectly through the management fee.
(9) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.
(10) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.69% and 1.16% for Templeton Foreign Securities Fund - Class 2.
(11) FTVIPT Templeton International Small Companies Fund - Class 2 merged into this fund as of April 30, 2002.

(12) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.94% and 1.69% for Capital Growth Fund, 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 1.00%, 1.05% and 2.05% for International Equity Fund. CORE(SM) U.S. Equity Fund was under its expense cap of 0.20% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.
(13) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2001. All expenses are shown without the effect of expense offset arrangements.
(14) Figures in "Management fees," "12b-1 fees," "Other expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 2001.
(15) Total annual expenses for the Lazard Equity and International Equity Portfolios have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 2.25% and 3.25% for Equity Portfolio and 0.94% and 1.94% for International Equity Portfolio.
(16) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for New Discovery Series, 0.89% for Research Series, and 0.92% for Utilities Series.
(17) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year 0.15% for the New Discovery Series. Without this agreement, "Other expenses" and "Total" would have been 0.19% and 1.09%. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(18) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.
(19) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2002 and 2.99% through Dec. 31, 2010. Absent fee waivers "Other expenses" and "Total" would be 0.17% and 1.42% for Royce Micro-Cap Portfolio and 1.20% and 2.20% for Royce Small-Cap Portfolio.
(20) The fund's expense figures are based on actual expenses for the fiscal year ending Dec. 31, 2001.
(21) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

EXAMPLES*: In order to provide a more meaningful discussion about the contract and its options, we provide expense examples for each fund showing every available contract feature combination. These examples assume that applicable fund fee waivers and/or expense reimbursements will continue for the periods shown. Under each fund you will find an example showing:
1) the base contract with no optional riders, and
2) the base contract with selection of the Guaranteed Minimum Income Benefit Rider (GMIB)

You would pay the following expenses on a $1,000 investment assuming a 5% annual return and ...



                                                                  FULL WITHDRAWAL AT THE          NO WITHDRAWAL OR SELECTION OF AN
                                                                 END OF EACH TIME PERIOD          ANNUITY PAYOUT PLAN AT THE END OF
                                                                                                            EACH TIME PERIOD
                                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS 10 YEARS
AXP(R) Variable Portfolio - Blue Chip Advantage Fund
      base contract with no optional riders                $ 92.79   $130.23   $170.30   $257.89   $22.79   $70.23  $120.30  $257.89
      optional GMIB                                          96.37    141.00    188.25    293.61    26.37    81.00   138.25   293.61

AXP(R) Variable Portfolio - Bond Fund
      base contract with no optional riders                  92.99    130.85    171.33    259.96    22.99    70.85   121.33  259.96
      optional GMIB                                          96.58    141.62    189.26    295.62    26.58    81.62   139.26  295.62

AXP(R) Variable Portfolio - Capital Resource Fund
      base contract with no optional riders                  92.79    130.23    170.30    257.89    22.79    70.23   120.30   257.89
      optional GMIB                                          96.37    141.00    188.25    293.61    26.37    81.00   138.25   293.61

AXP(R) Variable Portfolio - Cash Management Fund
      base contract with no optional riders                  91.76    127.14    165.12    247.45    21.76    67.14   115.12   247.45
      optional GMIB                                          95.35    137.93    183.15    283.53    25.35    77.93   133.15   283.53

AXP(R) Variable Portfolio - Diversified Equity Income Fund
      base contract with no optional riders                  94.12    134.24    177.00    271.30    24.12    74.24   127.00   271.30
      optional GMIB                                          97.71    144.98    194.84    306.57    27.71    84.98   144.84   306.57

AXP(R) Variable Portfolio - Extra Income Fund
      base contract with no optional riders                  93.20    131.47    172.37    262.03    23.20    71.47   122.37   262.03
      optional GMIB                                          96.78    142.23    190.28    297.62    26.78    82.23   140.28   297.62

AXP(R) Variable Portfolio - Federal Income Fund
      base contract with no optional riders                  93.40    132.09    173.40    264.10    23.40    72.09   123.40   264.10
      optional GMIB                                          96.99    142.84    191.30    299.62    26.99    82.84   141.30   299.62

AXP(R) Variable Portfolio - Growth Fund
      base contract with no optional riders                  94.02    133.94    176.48    270.28    24.02    73.94   126.48   270.28
      optional GMIB                                          97.60    144.68    194.34    305.58    27.60    84.68   144.34   305.58

AXP(R) Variable Portfolio - Managed Fund
      base contract with no optional riders                  92.58    129.62    169.27    255.81    22.58    69.62   119.27   255.81
      optional GMIB                                          96.17    140.39    187.23    291.61    26.17    80.39   137.23   291.61

AXP(R)Variable Portfolio - New Dimensions Fund(R)
      base contract with no optional riders                  92.89    130.54    170.82    258.92    22.89    70.54   120.82   258.92
      optional GMIB                                          96.48    141.31    188.76    294.62    26.48    81.31   138.76   294.62

AXP(R) Variable Portfolio - Small Cap Advantage Fund
      base contract with no optional riders                  96.68    141.92    189.77    296.62    26.68    81.92   139.77   296.62
      optional GMIB                                         100.27    152.61    207.43    331.02    30.27    92.61   157.43   331.02

AIM V.I. Capital Appreciation Fund, Series I
      base contract with no optional riders                  93.50    132.39    173.91    265.13    23.50    72.39   123.91   265.13
      optional GMIB                                          97.09    143.15    191.80    300.61    27.09    83.15   141.80   300.61

AIM V.I. Capital Development Fund, Series I
      base contract with no optional riders                  96.68    141.92    189.77    296.62    26.68    81.92   139.77   296.62
      optional GMIB                                         100.27    152.61    207.43    331.02    30.27    92.61   157.43   331.02

                                        9

                                                                    FULL WITHDRAWAL AT THE         NO WITHDRAWAL OR SELECTION OF AN
                                                                   END OF EACH TIME PERIOD        ANNUITY PAYOUT PLAN AT THE END OF
                                                                                                            EACH TIME PERIOD
                                                            1 YEAR   3 YEARS  5 YEARS 10 YEARS    1 YEAR   3 YEARS  5 YEARS 10 YEARS
AIM V.I. Premier Equity Fund, Series I
(previously AIM V.I. Value Fund, Series I)
      base contract with no optional riders                $ 93.50   $132.39   $173.91   $265.13   $23.50   $72.39  $123.91  $265.13
      optional GMIB                                          97.09    143.15    191.80    300.61    27.09    83.15   141.80   300.61

Alliance VP Premier Growth Portfolio (Class B)
      base contract with no optional riders                  98.01    145.90    196.36    309.54    28.01    85.90   146.36   309.54
      optional GMIB                                         101.60    156.56    213.93    343.50    31.60    96.56   163.93   343.50

Alliance VP Technology Portfolio (Class B)
      base contract with no optional riders                  98.42    147.12    198.38    313.48    28.42    87.12   148.38   313.48
      optional GMIB                                         102.01    157.77    215.92    347.30    32.01    97.77   165.92   347.30

Alliance VP U.S. Government/High Grade Securities
 Portfolio (Class B)
       base contract with no optional                        96.48    141.31    188.76    294.62    26.48    81.31   138.76   294.62
       riders optional GMIB                                 100.06    152.00    206.43    329.09    30.06    92.00   156.43   329.09

Baron Capital Funds Trust Capital Asset Fund - Insurance
      Shares base contract with no optional riders          100.17    152.30    206.93    330.06    30.17    92.30   156.93   330.06
      optional GMIB                                         103.75    162.91    224.34    363.31    33.75   102.91   174.34   363.31

Credit Suisse Trust Emerging Growth Portfolio
      base contract with no optional riders                  97.60    144.68    194.34    305.58    27.60    84.68   144.34   305.58
      optional GMIB                                         101.19    155.34    211.93    339.68    31.19    95.34   161.93   339.68

Fidelity VIP Growth & Income Portfolio (Service Class)
      base contract with no optional riders                  91.76    127.14    165.12    247.45    21.76    67.14   115.12   247.45
      optional GMIB                                          95.35    137.93    183.15    283.53    25.35    77.93   133.15   283.53

Fidelity VIP Mid Cap Portfolio (Service Class)
      base contract with no optional riders                  92.89    130.54    170.82    258.92    22.89    70.54   120.82   258.92
      optional GMIB                                          96.48    141.31    188.76    294.62    26.48    81.31   138.76   294.62

Fidelity VIP Overseas Portfolio (Service Class)
      base contract with no optional riders                  95.35    137.93    183.15    283.53    25.35    77.93   133.15   283.53
      optional GMIB                                          98.94    148.65    200.90    318.38    28.94    88.65   150.90   318.38

FTVIPT Franklin Real Estate Fund - Class 2
      base contract with no optional riders                  93.40    132.09    173.40    264.10    23.40    72.09   123.40   264.10
      optional GMIB                                          96.99    142.84    191.30    299.62    26.99    82.84   141.30   299.62

FTVIPT Mutual Shares Securities Fund - Class 2
      base contract with no optional riders                  95.45    138.24    183.66    284.55    25.45    78.24   133.66   284.55
      optional GMIB                                          99.04    148.95    201.41    319.36    29.04    88.95   151.41   319.36

FTVIPT Templeton Foreign Securities Fund - Class 2
(previously FTVIPT Templeton International Securities
      Fund - Class 2)
      base contract with no optional riders                  96.58    141.62    189.26    295.62    26.58    81.62   139.26   295.62
      optional GMIB                                         100.17    152.30    206.93    330.06    30.17    92.30   156.93   330.06

Goldman Sachs VIT Capital Growth Fund
      base contract with no optional riders                  95.04    137.01    181.61    280.49    25.04    77.01   131.61   280.49
      optional GMIB                                          98.63    147.73    199.39    315.44    28.63    87.73   149.39   315.44

Goldman Sachs VIT CORE(SM) U.S. Equity Fund
      base contract with no optional riders                  93.09    131.16    171.85    261.00    23.09    71.16   121.85   261.00
      optional GMIB                                          96.68    141.92    189.77    296.62    26.68    81.92   139.77   296.62

                                       10

                                                                                                   NO WITHDRAWAL OR SELECTION OF AN
                                                                  FULL WITHDRAWAL AT THE           ANNUITY PAYOUT PLAN AT THE END OF
                                                                 END OF EACH TIME PERIOD                  EACH TIME PERIOD
                                                           1 YEAR    3 YEARS   5 YEARS  10 YEARS   1 YEAR   3 YEARS 5 YEARS 10 YEARS
Goldman Sachs VIT International Equity Fund
      base contract with no optional riders                $ 98.63   $147.73   $199.39   $315.44   $28.63   $ 87.73 $149.39  $315.44
      optional GMIB                                         102.22    158.38    216.91    349.20    32.22     98.38  166.91   349.20

Janus Aspen Series Aggressive Growth Portfolio: Service
      Shares base contract with no optional riders           94.22    134.55    177.51    272.33    24.22     74.55  127.51   272.33
      optional GMIB                                          97.81    145.29    195.35    307.56    27.81     85.29  145.35   307.56

Janus Aspen Series Global Technology Portfolio: Service
      Shares base contract with no optional riders           94.53    135.48    179.05    275.40    24.53     75.48  129.05   275.40
      optional GMIB                                          98.12    146.21    196.87    310.53    28.12     86.21  146.87   310.53

Janus Aspen Series Growth Portfolio: Service Shares
      base contract with no optional riders                  94.12    134.24    177.00    271.30    24.12     74.24  127.00   271.30
      optional GMIB                                          97.71    144.98    194.84    306.57    27.71     84.98  144.84   306.57

Janus Aspen Series International Growth Portfolio:
 Service
      Shares base contract with no optional riders           94.63    135.78    179.56    276.42    24.63     75.78  129.56   276.42
      optional GMIB                                          98.22    146.51    197.37    311.51    28.22     86.51  147.37   311.51

JPMorgan U.S. Disciplined Equity Portfolio
      base contract with no optional riders                  93.50    132.39    173.91    265.13    23.50     72.39  123.91   265.13
      optional GMIB                                          97.09    143.15    191.80    300.61    27.09     83.15  141.80   300.61

Lazard Retirement Equity Portfolio
      base contract with no optional riders                  97.60    144.68    194.34    305.58    27.60     84.68  144.34   305.58
      optional GMIB                                         101.19    155.34    211.93    339.68    31.19     95.34  161.93   339.68

Lazard Retirement International Equity Portfolio
      base contract with no optional riders                  97.60    144.68    194.34    305.58    27.60     84.68  144.34   305.58
      optional GMIB                                         101.19    155.34    211.93    339.68    31.19     95.34  161.93   339.68

MFS(R) New Discovery Series - Initial Class
      base contract with no optional riders                  95.66    138.86    184.68    286.57    25.66     78.86  134.68   286.57
      optional GMIB                                          99.24    149.56    202.41    321.32    29.24     89.56  152.41   321.32

MFS(R) Research Series - Initial Class
      base contract with no optional riders                  94.02    133.94    176.48    270.28    24.02     73.94  126.48   270.28
      optional GMIB                                          97.60    144.68    194.34    305.58    27.60     84.68  144.34   305.58

MFS(R) Utilities Series - Initial Class
      base contract with no optional riders                  94.32    134.86    178.02    273.35    24.32     74.86  128.02   273.35
      optional GMIB                                          97.91    145.60    195.86    308.55    27.91     85.60  145.86   308.55

Putnam VT Growth and Income Fund - Class IB Shares
      base contract with no optional riders                  92.58    129.62    169.27    255.81    22.58     69.62  119.27   255.81
      optional GMIB                                          96.17    140.39    187.23    291.61    26.17     80.39  137.23   291.61

Putnam VT International Growth Fund - Class IB Shares
      base contract with no optional riders                  96.99    142.84    191.30    299.62    26.99     82.84  141.30   299.62
      optional GMIB                                         100.58    153.52    208.93    333.92    30.58     93.52  158.93   333.92

Putnam VT International New Opportunities Fund - Class IB
      Shares base contract with no optional riders          100.06    152.00    206.43    329.09    30.06     92.00  156.43   329.09
      optional GMIB                                         103.65    162.61    223.85    362.38    33.65    102.61  173.85   362.38

                                       11

                                                                 FULL WITHDRAWAL AT THE         NO WITHDRAWAL OR SELECTION OF AN
                                                                END OF EACH TIME PERIOD        ANNUITY PAYOUT PLAN AT THE END OF
                                                                                                         EACH TIME PERIOD
                                                           1 YEAR    3 YEARS   5 YEARS 10 YEARS    1 YEAR  3 YEARS 5 YEARS  10 YEARS
Royce Micro-Cap Portfolio
      base contract with no optional riders                $ 98.63   $147.73   $199.39  $315.44    $28.63   $87.73  $149.39  $315.44
      optional GMIB                                         102.22    158.38    216.91   349.20     32.22    98.38   166.91   349.20

Royce Small-Cap Portfolio
      base contract with no optional riders                  98.63    147.73    199.39   315.44     28.63    87.73   149.39   315.44
      optional GMIB                                         102.22    158.38    216.91   349.20     32.22    98.38   166.91   349.20

Third Avenue Value Portfolio
      base contract with no optional riders                  98.12    146.21    196.87   310.53     28.12    86.21   146.87   310.53
      optional GMIB                                         101.70    156.86    214.42   344.45     31.70    96.86   164.42   344.45

Wanger International Small Cap
      base contract with no optional riders                  99.45    150.17    203.42   323.26     29.45    90.17   153.42   323.26
      optional GMIB                                         103.04    160.80    220.88   356.75     33.04   100.80   170.88   356.75

Wanger U.S. Smaller Companies
(previously Wanger U.S. Small Cap)
      base contract with no optional riders                  94.94    136.71    181.10   279.47     24.94    76.71   131.10   279.47
      optional GMIB                                          98.53    147.43    198.89   314.46     28.53    87.43   148.89   314.46



* In this example, the $30 contract administrative charge is approximated as a 0.043% charge based on our average contract size. Premium taxes imposed by some state and local governments are not reflected in this table. We entered into certain arrangements under which we are compensated by the funds' advisers and/or distributors for the administrative services we provide to the funds.



YOU SHOULD NOT CONSIDER THIS EXAMPLE AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. We have not provided this information for some subaccounts because they are new and did not have any activity as of the date of the financial statements.


YEAR ENDED DEC. 31,                                          2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVB(1) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit value at beginning of period            $  0.89    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.73    $  0.89         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              584        286         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ESI(2) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period            $  1.38    $  1.33    $  1.33    $  1.33    $  1.24    $  1.17    $  1.00
Accumulation unit value at end of period                  $  1.47    $  1.38    $  1.33    $  1.33    $  1.33    $  1.24    $  1.17
Number of accumulation units outstanding
  at end of period (000 omitted)                            8,923      9,498      8,127      5,689      2,544      1,377        414
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%      1.50%      1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECR(2) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period            $  1.89    $  2.33    $  1.91    $  1.56    $  1.27    $  1.20    $  1.00
Accumulation unit value at end of period                  $  1.53    $  1.89    $  2.33    $  1.91    $  1.56    $  1.27    $  1.20
Number of accumulation units outstanding
  at end of period (000 omitted)                            6,019      6,358      5,864      5,163      3,813      2,350        818
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%      1.50%      1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMS(2) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period            $  1.24    $  1.18    $  1.15    $  1.11    $  1.07    $  1.03    $  1.00
Accumulation unit value at end of period                  $  1.26    $  1.24    $  1.18    $  1.15    $  1.11    $  1.07    $  1.03
Number of accumulation units outstanding
  at end of period (000 omitted)                            8,409      4,421        941        749        231        241        132
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%      1.50%      1.50%
Simple yield(3)                                              0.21%      4.54%      4.52%        --         --         --         --
Compound yield(3)                                            0.21%      4.64%      4.62%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVD(1) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME
  FUND)
Accumulation unit value at beginning of period            $  1.00    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  1.01    $  1.00         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              147         16         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIA(4) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period            $  0.90    $  1.00    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.93    $  0.90    $  1.00         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            5,449        556          8         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVF(1) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit value at beginning of period            $  1.06    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  1.11    $  1.06         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              259         76         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVG(1) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period            $  0.74    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.50    $  0.74         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              228        200         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMG(2) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period            $  1.99    $  2.07    $  1.83    $  1.60    $  1.36    $  1.18    $  1.00
Accumulation unit value at end of period                  $  1.76    $  1.99    $  2.07    $  1.83    $  1.60    $  1.36    $  1.18
Number of accumulation units outstanding
  at end of period (000 omitted)                            6,404      6,779      5,985      4,684      2,944      1,546        589
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%      1.50%      1.50%
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EGD(5) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R))
Accumulation unit value at beginning of period            $  1.54    $  1.72    $  1.32    $  1.05    $  1.00         --         --
Accumulation unit value at end of period                  $  1.27    $  1.54    $  1.72    $  1.32    $  1.05         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            4,237      3,717      2,141      1,108         69         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%        --         --
-----------------------------------------------------------------------------------------------------------------------------------

                                       13

YEAR ENDED DEC. 31,                                          2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVS(1) (INVESTING IN SHARES OF
  AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period            $  0.99    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.91    $  0.99         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                               66         20         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECA(4) (INVESTING IN SHARES OF
  AIM V.I. CAPITAL APPRECIATION FUND, SERIES I)
Accumulation unit value at beginning of period            $  1.26    $  1.43    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.95    $  1.26    $  1.43         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            4,269      3,037         57         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECD(6) (INVESTING IN SHARES OF
  AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I)
Accumulation unit value at beginning of period            $  1.36    $  1.26    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.23    $  1.36    $  1.26         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              592        480          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EVA(7) (INVESTING IN SHARES OF
  AIM V.I. PREMIER EQUITY FUND, SERIES I)
(PREVIOUSLY AIM V.I. VALUE FUND, SERIES I)
Accumulation unit value at beginning of period            $  1.45    $  1.72    $  1.34    $  1.03    $  1.00         --         --
Accumulation unit value at end of period                  $  1.25    $  1.45    $  1.72    $  1.34    $  1.03         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                           11,706     11,388      5,638      1,779         66         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%      1.40%        --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPP(6) (INVESTING IN SHARES OF
  ALLIANCE VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period            $  0.96    $  1.17    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.79    $  0.96    $  1.17         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            2,574      3,368         56         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ETC(6) (INVESTING IN SHARES OF
  ALLIANCE VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period            $  1.08    $  1.40    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.79    $  1.08    $  1.40         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,958      2,278        105         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EHG(6) (INVESTING IN SHARES OF
  ALLIANCE VP U.S. GOVERNMENT/HIGH GRADE
  SECURITIES PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period            $  1.09    $  1.00    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.16    $  1.09    $  1.00         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,282        743          7         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EAS(6) (INVESTING IN SHARES OF
  BARON CAPITAL ASSET FUND - INSURANCE SHARES)
Accumulation unit value at beginning of period            $  1.14    $  1.19    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.27    $  1.14    $  1.19         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              617      1,639         31         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EEG(6) (INVESTING IN SHARES OF
  CREDIT SUISSE TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period            $  1.28    $  1.31    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.05    $  1.28    $  1.31         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              125        795          6         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EFG(6) (INVESTING IN SHARES OF
  FIDELITY VIP GROWTH & INCOME PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period            $  1.00    $  1.05    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.90    $  1.00    $  1.05         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,678      1,383         71         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EFM(6) (INVESTING IN SHARES OF
  FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period            $  1.64    $  1.24    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.56    $  1.64    $  1.24         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            2,142      2,714         44         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------

                                       14

YEAR ENDED DEC. 31,                                          2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EFO(6) (INVESTING IN SHARES OF
  FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period            $  0.98    $  1.23    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.76    $  0.98    $  1.23         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              529        516         33         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ERE(6) (INVESTING IN SHARES OF
  FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period            $  1.25    $  0.97    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.33    $  1.25    $  0.97         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              325        202          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMU(6) (INVESTING IN SHARES OF
  FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period            $  1.17    $  1.05    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.23    $  1.17    $  1.05         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              546        170         31         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIS(6),(8) (INVESTING IN SHARES OF
  FTVIPT TEMPLETON INTERNATIONAL SMALLER
  COMPANIES FUND - CLASS 2)
Accumulation unit value at beginning of period            $  1.00    $  1.02    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.96    $  1.00    $  1.02         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              179        106          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT JCG(6) (INVESTING IN SHARES OF
  GOLDMAN SACHS VIT CAPITAL GROWTH FUND)
Accumulation unit value at beginning of period            $  1.05    $  1.16    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.88    $  1.05    $  1.16         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              626        613        226         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT JUS(6) (INVESTING IN SHARES OF
  GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND)
Accumulation unit value at beginning of period            $  1.00    $  1.12    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.87    $  1.00    $  1.12         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,183      1,247        480         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT JGL(6),(9) (INVESTING IN SHARES OF
  GOLDMAN SACHS VIT GLOBAL INCOME FUND)
Accumulation unit value at beginning of period            $  1.04    $  0.97    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.08    $  1.04    $  0.97         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              862        398         34         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT JIF(6) (INVESTING IN SHARES OF
  GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period            $  1.08    $  1.27    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.83    $  1.08    $  1.27         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                               84        195         30         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIT(1),(9) (INVESTING IN SHARES OF
  GOLDMAN SACHS VIT INTERNET TOLLKEEPER FUND(SM))
Accumulation unit value at beginning of period            $  0.67    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.44    $  0.67         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              339        319         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EJA(1) (INVESTING IN SHARES OF
  JANUS ASPEN SERIES AGGRESSIVE GROWTH
  PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period            $  0.70    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.42    $  0.70         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            2,218      1,737         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EJT(1) (INVESTING IN SHARES OF
  JANUS ASPEN SERIES GLOBAL TECHNOLOGY
  PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period            $  0.68    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.42    $  0.68         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              878        898         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------

                                       15

YEAR ENDED DEC. 31,                                          2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EJG(1) (INVESTING IN SHARES OF
  JANUS ASPEN SERIES GROWTH
  PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period            $  0.82    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.61    $  0.82         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            3,385      2,472         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EJI(1) (INVESTING IN SHARES OF
  JANUS ASPEN SERIES INTERNATIONAL GROWTH
  PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period            $  0.80    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  0.60    $  0.80         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,719      1,304         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EDE(6) (INVESTING IN SHARES OF
  JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO)
Accumulation unit value at beginning of period            $  0.94    $  1.07    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.81    $  0.94    $  1.07         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              700        673         51         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ERQ(6) (INVESTING IN SHARES OF
  LAZARD RETIREMENT EQUITY PORTFOLIO)
Accumulation unit value at beginning of period            $  1.00    $  1.01    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.91    $  1.00    $  1.01         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              168        154          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ERI(6) (INVESTING IN SHARES OF
  LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period            $  0.96    $  1.07    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.72    $  0.96    $  1.07         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                               82         62          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT END(6) (INVESTING IN SHARES OF
  MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period            $  1.42    $  1.47    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.33    $  1.42    $  1.47         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,506      2,229         64         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ERS(6) (INVESTING IN SHARES OF
  MFS(R) RESEARCH SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period            $  1.09    $  1.16    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.85    $  1.09    $  1.16         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,873      1,902        242         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EUT(6) (INVESTING IN SHARES OF
  MFS(R) UTILITIES SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period            $  1.27    $  1.20    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.95    $  1.27    $  1.20         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            2,550      1,939         30         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPG(10) (INVESTING IN SHARES OF
  PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period            $  1.26    $  1.18    $  1.18    $  1.00         --         --         --
Accumulation unit value at end of period                  $  1.16    $  1.26    $  1.18    $  1.18         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            6,280      6,616      4,302        239         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%      1.40%        --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPL(6) (INVESTING IN SHARES OF
  PUTNAM VT INTERNATIONAL GROWTH
  FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period            $  1.19    $  1.33    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.93    $  1.19    $  1.33         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            1,775      2,192        347         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPN(6) (INVESTING IN SHARES OF
  PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES
  FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period            $  0.93    $  1.53    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.65    $  0.93    $  1.53         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                            3,607        847         35         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------

                                       16

YEAR ENDED DEC. 31,                                          2001       2000       1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EMC(6) (INVESTING IN SHARES OF
  ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit value at beginning of period            $  1.34    $  1.15    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.72    $  1.34    $  1.15         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              267        239         37         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EPR(6) (INVESTING IN SHARES OF
  ROYCE SMALL-CAP PORTFOLIO)
Accumulation unit value at beginning of period            $  1.38    $  1.05    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.65    $  1.38    $  1.05         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              543        188          1         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ETV(1) (INVESTING IN SHARES OF
  THIRD AVENUE VALUE PORTFOLIO)
Accumulation unit value at beginning of period            $  1.29    $  1.00         --         --         --         --         --
Accumulation unit value at end of period                  $  1.44    $  1.29         --         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              557         63         --         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%        --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EIC(6) (INVESTING IN SHARES OF
  WANGER INTERNATIONAL SMALL CAP)
Accumulation unit value at beginning of period            $  1.07    $  1.51    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  0.83    $  1.07    $  1.51         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              523        431         28         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT EUC(6) (INVESTING IN SHARES OF
  WANGER U.S. SMALLER COMPANIES)
(PREVIOUSLY WANGER U.S. SMALL CAP)
Accumulation unit value at beginning of period            $  1.04    $  1.15    $  1.00         --         --         --         --
Accumulation unit value at end of period                  $  1.15    $  1.04    $  1.15         --         --         --         --
Number of accumulation units outstanding
  at end of period (000 omitted)                              268        231         19         --         --         --         --
Ratio of operating expense to average net assets             1.40%      1.40%      1.40%        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------



(1)  Operations commenced on May 2, 2000.


(2)  Operations commenced on Feb. 21, 1995.
(3) Net of annual contract administrative charge and mortality and expense risk fee.
(4)  Operations commenced on Aug. 26, 1999.
(5)  Operations commenced on Oct. 29, 1997.
(6)  Operations commenced on Sept. 22, 1999.
(7)  Operations commenced on Oct. 30, 1997.


(8) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Templeton Foreign Securities Fund - Class 2 as of April 30, 2002.
(9) Effective May 1, 2002 Goldman Sachs VIT Global Income Fund and Goldman Sachs VIT Internet Tollkeeper Fund(SM) will no longer be offered.
(10) Operations commenced on Oct. 5, 1998.


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include the audited financial statements for some of the subaccounts because they are new and have not had any activity as of the date of the financial statements. You can find our audited financial statements later in this prospectus.

PERFORMANCE INFORMATION


Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in funds. For some subaccounts we do not provide any performance information because they are new and have not had any activity. However, we show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.


Total return figures do not reflect any contract value credits or PCR credits.


We may show total return quotations by means of schedules, charts or graphs. Total return figures reflect deduction of the following charges:
-  contract administrative charge,
-  variable account administrative charge,


-  the GMIB fee,


-  mortality and expense risk fee, and
- withdrawal charge (assuming a full withdrawal at the end of the illustrated period).


We may also show optional total return quotations that reflect deduction of the PCR.


We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal), or fees for any of the optional features.

AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

CUMULATIVE TOTAL RETURN is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

ANNUALIZED SIMPLE YIELD (FOR SUBACCOUNTS INVESTING IN MONEY MARKET FUNDS) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

ANNUALIZED COMPOUND YIELD (FOR SUBACCOUNTS INVESTING IN MONEY MARKET FUNDS) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than the simple yield because of the compounding effect of the assumed reinvestment.

ANNUALIZED YIELD (FOR SUBACCOUNTS INVESTING IN INCOME FUNDS) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

THE VARIABLE ACCOUNT AND THE FUNDS


You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:



SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
EVB               AXP(R) Variable Portfolio -   Objective: long-term total return            IDS Life Insurance Company
                  Blue Chip Advantage Fund      exceeding that of the U.S. stock market.     (IDS Life), investment manager;
                                                Invests primarily in blue chip stocks.       American Express Financial Corporation
                                                Blue chip stocks are issued by companies     (AEFC), investment adviser.
                                                with a market capitalization of at least
                                                $1 billion, an established management, a
                                                history of consistent earnings and a
                                                leading position within their respective
                                                industries.

ESI               AXP(R) Variable Portfolio -   Objective: high level of current income      IDS Life, investment
                  Bond Fund                     while conserving the value of the            manager; AEFC, investment
                                                investment and continuing a high level of    adviser.
                                                income for the longest time period.
                                                Invests primarily in bonds and other debt
                                                obligations.

ECR               AXP(R) Variable Portfolio -   Objective: capital appreciation. Invests     IDS Life, investment
                  Capital Resource Fund         primarily in U.S. common stocks and other    manager; AEFC, investment
                                                securities convertible into common stocks.   adviser.

EMS               AXP(R) Variable Portfolio -   Objective: maximum current income            IDS Life, investment
                  Cash Management Fund          consistent with liquidity and stability      manager; AEFC, investment
                                                of principal. Invests primarily in money     adviser.
                                                market securities.

EVD               AXP(R) Variable Portfolio -   Objective: a high level of current income    IDS Life, investment
                  Diversified Equity Income     and, as a secondary goal, steady growth      manager; AEFC, investment
                  Fund                          of capital. Invests primarily in             adviser.
                                                dividend-paying common and preferred
                                                stocks.

EIA               AXP(R) Variable Portfolio -   Objective: high current income, with         IDS Life, investment
                  Extra Income Fund             capital growth as a secondary objective.     manager; AEFC, investment
                                                Invests primarily in high-yielding,          adviser.
                                                high-risk corporate bonds (junk bonds)
                                                issued by U.S. and foreign companies and
                                                governments.

EVF               AXP(R) Variable Portfolio -   Objective: a high level of current income    IDS Life, investment
                  Federal Income Fund           and safety of principal consistent with      manager; AEFC, investment
                                                an investment in U.S. government and         adviser.
                                                government agency securities. Invests
                                                primarily in debt obligations issued or
                                                guaranteed as to principal and interest
                                                by the U.S. government, its agencies or
                                                instrumentalities.

EVG               AXP(R) Variable Portfolio -   Objective: long-term capital growth.         IDS Life, investment
                  Growth Fund                   Invests primarily in common stocks and       manager; AEFC, investment
                                                securities convertible into common stocks    adviser.
                                                that appear to offer growth opportunities.

EMG               AXP(R) Variable Portfolio -   Objective: maximum total investment          IDS Life, investment
                  Managed Fund                  return through a combination of capital      manager; AEFC, investment
                                                growth and current income. Invests           adviser.
                                                primarily in a combination of common and
                                                preferred stocks, convertible securities,
                                                bonds and other  debt securities.

                                       19

SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
EGD               AXP(R) Variable Portfolio -   Objective: long-term growth of capital.      IDS Life, investment
                  NEW DIMENSIONS FUND(R)        Invests primarily in common stocks           manager; AEFC, investment
                                                showing potential for significant growth.    adviser.

EVS               AXP(R) Variable Portfolio -   Objective: long-term capital growth.         IDS Life, investment
                  Small Cap Advantage Fund      Invests primarily in equity stocks of        manager; AEFC, investment
                                                small companies that are often included      adviser;  Kenwood Capital
                                                in the Russell 2000 Index and/or have        Management LLC, sub-adviser.
                                                market capitalization under $2 billion.

ECA               AIM V.I. Capital              Objective: growth of capital. Invests        A I M Advisors, Inc.
                  Appreciation Fund, Series I   principally in common stocks of companies
                                                likely to benefit from new or innovative
                                                products, services or processes as well
                                                as those with above-average growth and
                                                excellent prospects for future growth.

ECD               AIM V.I. Capital              Objective: long term growth of capital.      A I M Advisors, Inc.
                  Development Fund, Series I    Invests primarily in securities
                                                (including common stocks, convertible
                                                securities and bonds) of small- and
                                                medium-sized companies.

EVA               AIM V.I. Premier Equity       Objective: long-term growth of capital       A I M Advisors, Inc.
                  Fund, Series I (previously    with income as a secondary objective.
                  AIM V.I. Value Fund,          Invests normally at least 80% of its net
                  Series I)                     assets, plus the amount of any borrowings
                                                for investment purposes, in equity
                                                securities including convertible
                                                securities. The fund also may invest in
                                                preferred stocks and debt instruments
                                                that have prospects for growth of
                                                capital.

EPP               Alliance VP Premier Growth    Objective: long-term growth of capital by    Alliance Capital
                  Portfolio (Class B)           pursuing aggressive investment policies.     Management, L.P.
                                                Invests primarily in equity securities of
                                                a limited number of large, carefully
                                                selected, high-quality U.S. companies
                                                that are judged likely to achieve
                                                superior earnings growth.

ETC               Alliance VP Technology        Objective: growth of capital. Current        Alliance Capital
                  Portfolio (Class B)           income is only an incidental                 Management, L.P.
                                                consideration. Invests primarily in
                                                securities of companies expected to
                                                benefit from technological advances and
                                                improvements.

EHG               Alliance VP U.S.              Objective: high level of current income      Alliance Capital
                  Government/High Grade         consistent with preservation of capital.     Management, L.P.
                  Securities Portfolio          Invests primarily in (1) U.S. government
                  (Class B)                     securities and (2) other high-grade debt
                                                securities or, if unrated, of equivalent
                                                quality.

EAS               Baron Capital Asset Fund -    Objective: capital appreciation. Invests     BAMCO, Inc.
                  Insurance Shares              primarily in securities of small- and
                                                medium-sized companies with undervalued
                                                assets or favorable growth prospects.

                                       20

SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
EEG               Credit Suisse Trust -         Objective: maximum capital appreciation.     Credit Suisse Asset
                  Emerging Growth Portfolio     Invests in U.S. equity securities of         Management, LLC
                                                emerging-growth companies with
                                                growth characteristics such as
                                                positive earnings and potential
                                                for accelerated growth.

EFG               Fidelity VIP Growth &         Strategy: high total return through a        Fidelity Management &
                  Income Portfolio (Service     combination of current income and capital    Research Company (FMR),
                  Class)                        appreciation. Normally invests a majority    investment manager; FMR
                                                of assets in  common stocks with a focus     U.K. and  FMR Far East,
                                                on those that pay current dividends and      sub-investment advisers.
                                                show potential for  capital appreciation.

EFM               Fidelity VIP Mid Cap          Strategy: long-term growth of capital.       FMR, investment manager;
                  Portfolio (Service Class)     Normally invests at least 80% of assets      FMR U.K. and FMR Far East,
                                                in securities of companies with medium       sub-investment advisers.
                                                market capitalization common stocks.

EFO               Fidelity VIP Overseas         Strategy: long-term growth of capital.       FMR, investment manager;
                  Portfolio (Service Class)     Invests primarily in common stocks of        FMR U.K., FMR Far East,
                                                foreign securities.                          Fidelity International
                                                                                             Investment Advisors (FIIA)
                                                                                             and FIIA U.K.,
                                                                                             sub-investment advisers.

ERE               FTVIPT Franklin Real          Objective: capital appreciation with a       Franklin Advisers, Inc.
                  Estate Fund - Class 2         secondary goal to earn current income.
                                                Invests at least 80% of its net
                                                assets in investments of
                                                companies operating in the real
                                                estate industry. The Fund
                                                invests primarily in equity real
                                                estate investment trusts
                                                (REITs).

EMU               FTVIPT Mutual Shares          Objective: capital appreciation with         Franklin Mutual Advisers,
                  Securities Fund - Class 2     income as a secondary goal. Invests          LLC
                                                primarily in equity securities
                                                of companies that the manager
                                                believes are available at market
                                                prices less than their value
                                                based on certain recognized or
                                                objective criteria (intrinsic
                                                value).

WINT5             FTVIPT Templeton Foreign      Objective: long-term capital growth.         Templeton Investment
                  Securities Fund - Class 2     Invests at least 80% of its net assets in    Counsel, LLC
                  (previously FTVIPT            foreign securities, including those in
                  Templeton International       emerging markets.
                  Securities Fund - Class 2.
                  FTVIPT Templeton
                  International Smaller
                  Companies Fund - Class 2
                  merged into this fund
                  as of April 30, 2002.)

JCG               Goldman Sachs VIT Capital     Objective: seeks long-term growth of         Goldman Sachs Asset
                  Growth Fund                   capital by investing, under normal           Management
                                                circumstances, at least 90% of
                                                its total assets (not including
                                                securities lending collateral
                                                and any investment of that
                                                collateral) measured at the time
                                                of purchase in a diversified
                                                portfolio of equity investments
                                                that are considered by the
                                                investment adviser to have
                                                long-term capital appreciation
                                                potential.

                                       21

SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
JUS               Goldman Sachs VIT CORE(SM)    Objective: seeks long-term growth of         Goldman Sachs Asset
                  U.S. Equity Fund              capital and dividend income. Invests,        Management
                                                under normal circumstances, at
                                                least 90% of its total assets
                                                (not including securities
                                                lending collateral and any
                                                investment of that collateral)
                                                measured at time of purchase in
                                                a broadly diversified portfolio
                                                of large-cap and blue chip
                                                equity investments representing
                                                all major sectors of the U.S.
                                                economy.

JIF               Goldman Sachs VIT             Objective: seeks long-term capital           Goldman Sachs Asset
                  International Equity Fund     appreciation. Invests, under normal          Management International
                                                circumstances, at least 80% of
                                                its net assets plus any
                                                borrowing for investment
                                                purposes (measured at time of
                                                purchase) in a diversified
                                                portfolio of equity investments
                                                in companies that are organized
                                                outside the U.S., or whose
                                                securities are principally
                                                traded outside the U.S.

EJA               Janus Aspen Series            Objective: long-term growth of capital.      Janus Capital
                  Aggressive Growth             Non-diversified mutual fund that
                  Portfolio: Service Shares     primarily invests in common stocks
                                                selected for their growth
                                                potential and normally invests
                                                at least 50% of its equity
                                                assets in medium-sized
                                                companies.

EJT               Janus Aspen Series Global     Objective: long-term growth of capital.      Janus Capital
                  Technology Portfolio:         Non-diversified mutual fund that invests,
                  Service Shares                under normal circumstances, at least 80%
                                                of its net assets in securities
                                                of companies that the portfolio
                                                manager believes will benefit
                                                significantly from advances or
                                                improvements in technology. It
                                                implements this policy by
                                                investing primarily in equity
                                                securities of U.S. and foreign
                                                companies selected for their
                                                growth potential.

EJG               Janus Aspen Series Growth     Objective: long-term growth of capital in    Janus Capital
                  Portfolio: Service Shares     a manner consistent with the preservation
                                                of capital. Invests primarily in common
                                                stocks selected for their growth
                                                potential.

EJI               Janus Aspen Series            Objective: long-term growth of capital.      Janus Capital
                  International Growth          Invests, under normal circumstances, at
                  Portfolio: Service Shares     least 80% of its net assets in securities
                                                of issuers from at least five
                                                different countries, excluding
                                                the United States. Although the
                                                Portfolio intends to invest
                                                substantially all of its assets
                                                in issuers located outside the
                                                United States, it may at times
                                                invest in U.S. issuers and it
                                                may at times invest all of its
                                                assets in fewer than five
                                                countries or even a single
                                                country.

                                       22

SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
EDE               JPMorgan U.S. Disciplined     Objective: seeks to provide a high total     J.P. Morgan Investment
                  Equity Portfolio              return from a portfolio of selected          Management Inc.
                                                equity securities. The portfolio
                                                invests primarily in large and
                                                medium capitalization U.S.
                                                companies. The portfolio is
                                                designed for investors who want
                                                an actively managed portfolio of
                                                selected equity securities that
                                                seeks to outperform the S&P
                                                500(R) Index.

ERQ               Lazard Retirement Equity      Objective: long-term capital                 Lazard Asset Management
                  Portfolio                     appreciation.  Invests primarily in
                                                equity securities, principally
                                                common stocks, of relatively
                                                large U.S. companies with market
                                                capitalizations in the range of
                                                the S&P 500(R) Index that the
                                                Investment Manager believes are
                                                undervalued based on their
                                                earnings, cash flow or asset
                                                values.

ERI               Lazard Retirement             Objective: long-term capital                 Lazard Asset Management
                  International Equity          appreciation.  Invests primarily in
                  Portfolio                     equity securities, principally common
                                                stocks, of relatively large
                                                non-U.S. companies with market
                                                capitalizations in the range of
                                                the Morgan Stanley Capital
                                                International (MSCI) Europe,
                                                Australia and Far East (EAFE(R))
                                                Index that the Investment
                                                Manager believes are undervalued
                                                based on their earnings, cash
                                                flow or asset values.

END               MFS(R) New Discovery Series   Objective: capital appreciation. Invests     MFS Investment Management(R)
                  - Initial Class               primarily in equity securities of
                                                emerging  growth companies.

ERS               MFS(R) Research Series -      Objective: long-term growth of capital       MFS Investment Management(R)
                  Initial Class                 and future income. Invests primarily in
                                                common stocks and related
                                                securities that have favorable
                                                prospects for long-term growth,
                                                attractive valuations based on
                                                current and expected earnings or
                                                cash flow, dominant or growing
                                                market share, and superior
                                                management.

EUT               MFS(R) Utilities Series -     Objective: capital growth and current        MFS Investment Management(R)
                  Initial Class                 income. Invests primarily in equity and
                                                debt securities of domestic and foreign
                                                companies in the utilities industry.

EPG               Putnam VT Growth and          Objective: capital growth and current        Putnam Investment
                  Income Fund - Class IB        income. The fund seeks its goal by           Management, LLC
                  Shares                        investing mainly in common stocks of U.S.
                                                companies with a focus on value
                                                stocks that offer the potential
                                                for capital growth, current
                                                income, or both.

                                       23

SUBACCOUNT        INVESTING IN                  INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER OR MANAGER
----------        ------------                  ----------------------------------           -----------------------------
EPL               Putnam VT International       Objective: capital appreciation. The fund    Putnam Investment
                  Growth Fund - Class IB        seeks its goal by investing mainly in        Management, LLC
                  Shares                        common stocks of companies outside the
                                                United States.

EPN               Putnam VT International       Objective: long-term capital                 Putnam Investment
                  New Opportunities Fund -      appreciation. The funds seeks its goal by    Management, LLC
                  Class IB Shares               investing mainly in common stocks of
                                                companies outside the United States with
                                                a focus on growth stocks.

EMC               Royce Micro-Cap Portfolio     Objective: long-term growth of capital.      Royce & Associates, LLC.
                                                Invests primarily in a broadly
                                                diversified portfolio of equity
                                                securities issued by micro-cap companies
                                                (companies with stock market
                                                capitalizations below $400 million).

EPR               Royce Small-Cap Portfolio     Objective: long-term growth of capital       Royce & Associates, LLC.
                                                with current income as a secondary
                                                objective.  Invests primarily in a
                                                limited number of equity securities
                                                issued by small companies with stock
                                                market capitalization between $400
                                                million and $2 billion.

ETV               Third Avenue Value            Objective: long-term capital                 EQSF Advisers, Inc.
                  Portfolio                     appreciation.  Invests primarily in
                                                common stocks of well financed,
                                                well managed companies at a
                                                substantial discount to what the
                                                Adviser believes is their true
                                                value.

EIC               Wanger International          Objective: long-term growth of capital.      Liberty Wanger Asset Management, L.P.
                  Small Cap                     Invests primarily in stocks of small- and
                                                medium-size non-U.S. companies with
                                                capitalizations of less than $2 billion.

EUC               Wanger U.S. Smaller           Objective: long-term growth of capital.      Liberty Wanger Asset
                  Companies (previously         Invests primarily in stocks of small- and    Management, L.P.
                  Wanger U.S. Small Cap)        medium-size U.S. companies with
                                                capitalizations of less  than $5 billion.


A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.


All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

The Internal Revenue Service (IRS) issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


GUARANTEE PERIOD ACCOUNTS (GPAS)

You may allocate purchase payments to one or more of the GPAs with Guarantee Periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The minimum guaranteed interest rate on the GPAs is 3%.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. We will determine these rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE FUTURE GUARANTEED INTEREST RATES ABOVE THE 3% RATE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;
- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and
- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.


When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA.

Before we look at the MVA formula, it may help to look in a general way at how comparing your GPA's guaranteed rate and the rate for a new GPA affects the MVA.

Relationship between your GPA's guaranteed rate and the new GPA guaranteed rate for the same time as the Guarantee Period remaining on your GPA:

                   IF YOUR GPA RATE IS:                    THE MVA IS:
            Less than the new GPA rate + 0.10%              Negative
            Equal to the new GPA rate + 0.10%               Zero
            Greater than the new GPA rate + 0.10%           Positive

GENERAL EXAMPLES
Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
- We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. We add 0.10% to the 5.0% rate to get 5.10%. Your GPA's 4.5% rate is less than the 5.10% rate and, as reflected in the table above, the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 4.5%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. We add 0.10% to the 4.0% rate to get 4.10%. In this example, since your GPA's 4.5% rate is greater than the 4.10% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS:
The precise MVA formula we apply is as follows:

      EARLY WITHDRAWAL AMOUNT X [((1 + i) / (1 + j + .001))(TO THE POWER OF n/12) - 1] = MVA

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
            j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
            n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
- We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. Using the formula above, we determine the MVA as follows:

    $1,000 X [(1.045 / (1 + 0.5 + .001))(TO THE POWER OF 84/12) - 1] = -$39.28

In this example, the MVA is a negative $39.28.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. Using the formula above, we determine the MVA as follows:

    $1,000 X [(1.045 / (1 + 0.4 + .001))(TO THE POWER OF 84/12) - 1] = $27.21

In this example, the MVA is a positive $27.21.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap day (Feb.
29). The minimum guaranteed interest rate on the one-year fixed account is 3%. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)


BUYING YOUR CONTRACT

Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger.

When you apply, you may select:


- a death benefit option if both you and the annuitant are 79 or younger at contract issue(1):
-  the optional Guaranteed Minimum Income Benefit Rider(2);


-  the optional 8% Performance Credit Rider(2);


- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(3);


-  how you want to make purchase payments;
-  the date you want to start receiving annuity payouts (the retirement date);
   and
-  a beneficiary.


(1) If you and the annuitant are 79 or younger at contract issue, you may select either death benefit Option A, Option B or Option C. Death benefit Option C may not be available in all states. If either you or the annuitant are 80 or older at contract issue, death benefit Option A will apply.

(2) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select either death benefit Option B or Option C.

(3) Some states may restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs may not be available in all states.



The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of at least $5,000 in South Carolina, Texas or Washington or $2,000 in all other states. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are to begin on the retirement date. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

-  no earlier than the 30th day after the contract's effective date; and
- no later than the annuitant's 85th birthday (or the tenth contract anniversary, if later).

FOR QUALIFIED ANNUITIES (EXCEPT ROTH IRAS), to avoid IRS penalty taxes, the retirement date generally must be:

-  on or after the date the annuitant reaches age 59 1/2; and
- for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or
- for TSAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you take the minimum IRA or TSA distributions as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

MINIMUM INITIAL PURCHASE PAYMENT:
     $5,000 for contracts issued in South Carolina, Texas, and Washington. $2,000 for contracts issued in all other states.

MINIMUM ADDITIONAL PURCHASE PAYMENTS:
     $50 for SIPs.


     $100 for all other payment plans.


MAXIMUM TOTAL PURCHASE PAYMENTS* (without prior approval):
      $1,000,000 for issue ages up to 85
      $100,000 for issue ages 86 to 90

* These limits apply in total to all American Enterprise Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER:

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP:

Contact your sales representative to complete the necessary SIP paperwork.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 1.25% of their average daily net assets on an annual basis. This fee includes coverage under any of the three death benefit options. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the GPAs or the one-year fixed account.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge a fee (currently 0.35%) based on the adjusted contract value for this optional feature only if you select it.* If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%.

We calculate the fee as follows: 0.35% X (CV + ST - FAV)

     CV = contract value on the contract anniversary.


     ST = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
    FAV = the value of your GPAs and the one-year fixed account.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts, and not on the GPAs or the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 on Jan. 1, 2002 and allocate all of your payment to the subaccounts.
- On Sept. 1, 2002 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.
- On Jan. 1, 2003 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.
-  The GMIB fee percentage is 0.35%.

We calculate the charge for the GMIB as follows:


   Contract value on the contract anniversary:              $ 73,250.00
   plus transfers from the subaccounts to the one-year
   fixed account in the six months before the contract
   anniversary:                                             + 15,000.00
   minus the value of the one-year fixed account on the
   contract anniversary:                                    - 15,250.00
                                                            -----------
                                                            $ 73,000.00
The GMIB fee charged to you: 0.35% x $73,000 =              $    255.50


8% PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.25% of your contract value for this optional feature only if you select it.* If selected, we deduct the PCR fee from your contract value on your contract anniversary date at the end of each contract year. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

* You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select either death benefit Option B or Option C.

WITHDRAWAL CHARGE


If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within seven years before withdrawal. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount.
2. Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.


   NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPAs or the one-year fixed account.


3. Next, we withdraw purchase payments we received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4. Finally, if necessary, we withdraw purchase payments that are all within the withdrawal charge period shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

We determine your withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage, and then totaling the withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn.

               YEARS FROM PURCHASE                WITHDRAWAL CHARGE
                 PAYMENT RECEIPT                     PERCENTAGE
                        1                                7%
                        2                                7
                        3                                6
                        4                                6
                        5                                5
                        6                                4
                        7                                2
                        Thereafter                       0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

         AMOUNT REQUESTED                  $1,000
   ----------------------------     OR     ------ = $1,075.27
    1.00 - WITHDRAWAL CHARGE                 .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. In no event would your withdrawal charge exceed 9% of the amount available for payouts under the plan.

WITHDRAWAL CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:


- The contract date is July 1, 2002 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and


-  We received these payments:


   -- $10,000 July 1, 2002;
   -- $8,000 Dec. 31, 2007;
   -- $6,000 Feb. 20, 2010; and
- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2012 and made no other withdrawals during that contract year; and
-  The prior anniversary July 1, 2012 contract value was $38,488.



WITHDRAWAL CHARGE       EXPLANATION
     $    0             $3,848.80 is 10% of the prior anniversary's contract
                        value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10%
                        free withdrawal amount withdrawn without withdrawal
                        charge; and
          0             $10,000 July 1, 2002 purchase payment was received eight
                        or more years before withdrawal and is withdrawn without
                        withdrawal charge; and
        400             $8,000 Dec. 31, 2007 purchase payment is in its fifth
                        year from receipt, withdrawn with a  5% withdrawal
                        charge; and
        360             $6,000 Feb. 20, 2010 purchase payment is in its third
     ------             year from receipt, withdrawn with a 6% withdrawal
                        charge.
     $  760

WAIVER OF WITHDRAWAL CHARGE
We do not assess a withdrawal charge for:

-  withdrawals of any contract earnings;
- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent they exceed contract earnings;
- required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
-  contracts settled using an annuity payout plan;
-  death benefits;
- withdrawals you make under your contract's "Waiver of Withdrawal Charges" provision. To the extent permitted by state law, your contract will include this provision when you and the annuitant are under age 76 at contract issue. We will waive withdrawal charges that we normally assess upon full or partial withdrawal if you provide proof satisfactory to us that, as of the date you request the withdrawal, you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. (See your contract for additional conditions and restrictions on this waiver); and
- to the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNTS


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of a fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;


-  plus any contract value credits allocated to the fixed accounts;
-  plus interest credited;
- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-  minus any prorated portion of the contract administrative charge;
-  minus any prorated portion of the GMIB fee (if applicable); and
-  minus any prorated portion of the PCR fee (if applicable).


SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any contract value credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, the PCR fee, or the GMIB fee.


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
-  dividing that sum by the previous adjusted net asset value per share; and
- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:
-  additional purchase payments you allocate to the subaccounts;
-  any contract value credits allocated to the subaccounts;
-  transfers into or out of the subaccounts;
-  partial withdrawals;
-  withdrawal charges;


-  a prorated portion of the contract administrative charge;
-  a prorated portion of the GMIB fee (if applicable); and/or
-  a prorated portion of the PCR fee (if applicable).


Accumulation unit values will fluctuate due to:
-  changes in funds' net asset value;
-  dividends distributed to the subaccounts;
-  capital gains or losses of funds;
-  fund operating expenses; and/or
- mortality and expense risk fee and the variable account administrative charge.

CONTRACT VALUE CREDITS


You are eligible to receive a contract value credit if you select death benefit Option A. Before annuity payouts begin while this contract is in force we will apply contract value credits to your contract beginning on the eighth contract anniversary if there are "eligible purchase payments." Generally, we will apply contract value credits on an annual basis at your contract anniversary. However, we reserve the right to apply contract value credits on a quarterly or a monthly basis.

ELIGIBLE PURCHASE PAYMENTS: purchase payments not previously withdrawn that are no longer subject to a withdrawal charge (i.e., that are eight or more years old).


   ANNUAL CONTRACT VALUE CREDIT FORMULA: 0.50% X (CV X (EPP DIVIDED BY TPP))

       CV = contract value at the time of the calculation.
      EPP = eligible purchase payments at the time of the calculation. TPP = total purchase payments at the time of the calculation.

If we calculate and apply contract value credits on a quarterly basis, we will change the percentage we use in the calculation from 0.50% to 0.125%. If we calculate and apply the credit on a monthly basis, we will change the percentage we use in the calculation from 0.50% to 0.04167%.

We allocate contract value credits to the fixed accounts and subaccounts according to the asset allocation instructions that you have in place at the time we apply the contract value credit. We continue to apply contract value credits for the life of your contract until total withdrawal or annuity payouts begin. The contract value credits will be taxable when we distribute contract value to you.

The contract value credit is available because of lower costs associated with a reduced death benefit guarantee. Because the guaranteed death benefit is lower in situations where the contract value credit is paid, there may be circumstances where you may be worse off for having received the credit than in other contracts. In particular, if the market were to decline, and a death benefit became payable, the amount paid might be less.

EXAMPLE
- You purchase a contract on Jan. 1, 2002 with a payment of $100,000 and you select death benefit Option A -- Return of purchase payment.
-  You make an additional payment on Jan. 1, 2006 of $60,000.
- Your contract value on Jan. 1, 2010 grows to $250,000. We choose to apply contract value credits on an annual basis. Your eligible purchase payment on Jan. 1, 2010 is the original $100,000 payment; the additional $60,000 payment made on Jan. 1, 2006 is still subject to a withdrawal charge. We calculate the contract value credit as follows:
      0.50% X ($250,000 X ($100,000 DIVIDED BY $160,000) = $781.25
   After application of the contract value credit, your contract value on Jan. 1, 2010 would be $250,781.25.


MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                 NUMBER
                                                            AMOUNT          ACCUMULATION        OF UNITS
                                           MONTH           INVESTED          UNIT VALUE         PURCHASED
By investing an equal number                Jan              $100               $20                5.00
of dollars each month...                    Feb               100                18                5.56
you automatically buy                       Mar               100                17                5.88
more units when the                         Apr               100                15                6.67
per unit market price is low...  ------>    May               100                16                6.25
                                            Jun               100                18                5.56
and fewer units                             Jul               100                17                5.88
when the per unit                           Aug               100                19                5.26
market price is high.            ------>    Sept              100                21                4.76
                                            Oct               100                20                5.00

You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

 IF YOUR NET CONTRACT VALUE(1) IS...  WE ALLOCATE YOUR NEW PURCHASE PAYMENTS TO:
           $10,000-$49,999                         Tier 1 DCA account
           $50,000 or more                         Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.


You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the other accounts you selected over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We credit interest to each Tiered DCA account at rates that generally are higher than those we credit to the one-year fixed account and the two-year GPA. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.


We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.


Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.


You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your sales representative.

ASSET REBALANCING


You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

The contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers or excessive trading, or transfers that are large in relation to the total assets of any fund underlying the contract. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other contract owners who allocated purchase payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this contract.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other contract owners, we may apply modifications or restrictions in any reasonable manner to prevent a transfer. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

-  not accepting telephone or electronic transfer requests;


-  requiring a minimum time period between each transfer;
- not accepting transfer requests of an agent acting under power of attorney on behalf of more than one contract owner; or
- limiting the dollar amount that a contract owner may transfer at any one time.


We agree to provide notice of our intent to restrict transfer privileges to contract owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.
- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.
- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.
- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.


- We will not accept requests for transfers from the one-year fixed account at any other time.
- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.


- Once annuity payouts begin, you may not make any transfers to the GPAs.


* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER:

Send your name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or withdrawal to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS:

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
- Automated withdrawals may be restricted by applicable law under some contracts.
- You may not make additional purchase payments if automated partial withdrawals are in effect.
- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE:

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For full withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.


RECEIVING PAYMENT
By regular or express mail:


-  payable to you;


-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:
   - the withdrawal amount includes a purchase payment check that has not cleared;
   - the NYSE is closed, except for normal holiday and weekend closings;
   - trading on the NYSE is restricted, according to SEC rules;
   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
   - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:
- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
   - you are at least age 59 1/2;
   - you are disabled as defined in the Code;


   - you severed employment with the employer who purchased the contract; or


   - the distribution is because of your death.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.


- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


BENEFITS IN CASE OF DEATH

There are three death benefit options under this contract:

-  Option A -- Return of purchase payment death benefit;
-  Option B -- Maximum anniversary value death benefit; and
-  Option C -- 5% Accumulation death benefit rider.


If either you or the annuitant are 80 or older at contract issue, death benefit Option A will apply. If both you and the annuitant 79 or younger at contract issue, you can elect either death benefit Option A, Option B or Option C (if its available in your state) on your application. If you select GMIB you must select either death benefit Option B or Option C. Once you elect an option, you cannot change it. We show the option that applies in your contract.


There are no additional charges for any of the death benefit options. However, if you select death benefit Option A you may be eligible for contract value credits (see "Valuing Your Investments -- Contract Value Credits").

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

OPTION A -- RETURN OF PURCHASE PAYMENT DEATH BENEFIT

Death benefit Option A is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:
1. contract value; or
2. total purchase payments minus adjusted partial withdrawals.

                                                                        PW X DB
  ADJUSTED PARTIAL WITHDRAWALS FOR DEATH BENEFIT OPTION A OR OPTION B = -------
                                                                           CV

     PW = the partial withdrawal including any applicable withdrawal charge or
          MVA.
     DB = the death benefit on the date of (but prior to) the partial withdrawal.
     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE
-  You purchase the contract with a payment of $20,000 on Jan. 1, 2002.
-  On Jan. 1, 2003 you make an additional purchase payment of $5,000.
- On March 1, 2003 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.
-  On March 1, 2004 the contract value grows to $23,000.

   We calculate the Option A death benefit on March 1, 2004 as follows:



     Contract value at death:                                    $   23,000
                                                                 ==========
     Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                $25,000.00
         minus adjusted partial withdrawals calculated as:

         1,500 x 25,000
         -------------- =                                         -1,704.55
             22,000                                              ----------

     for a death benefit of:                                     $23,295.45
                                                                 ==========
   Option A death benefit, calculated as the greatest of
   these two values:                                             $23,295.45


OPTION B -- MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

Death benefit Option B is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. Death benefit Option B does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not death benefit Option B is appropriate for your situation.

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add death benefit Option B to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either death benefit Option B or Option C.

Death benefit Option B provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1. contract value;
2. total purchase payments minus adjusted partial withdrawals; or
3. the maximum anniversary value immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.


MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE
-  You purchase the contract with a payment of $20,000 on Jan. 1, 2002.
- On Jan. 1, 2003 (the first contract anniversary) the contract value grows to $29,000.
- On March 1, 2003 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate death benefit Option B on March 1, 2003 as follows:



      Contract value at death:                                   $20,500.00
                                                                 ==========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                $20,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $20,000
         ---------------- =                                       -1,363.64
              $22,000                                            ----------

      for a death benefit of:                                    $18,636.36
                                                                 ==========

                                       41

      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:

         MAV on the prior anniversary:                           $29,000.00
         plus purchase payments made since the prior
         anniversary:                                                 +0.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $29,000
         ----------------  =                                      -1,977.27
              $22,000                                            ----------

         for a death benefit of:                                 $27,022.73
                                                                 ==========

   The Option B death benefit, calculated as the greatest
   of these three  values, which is the MAV:                     $27,022.73


OPTION C -- 5% ACCUMULATION DEATH BENEFIT RIDER

Death benefit Option C is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. Death benefit Option C does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not death benefit Option C is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add death benefit Option C to you contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either death benefit Option B or Option C.

Death benefit Option C provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
1. contract value;
2. total purchase payments minus adjusted partial withdrawals; or
3. the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:


-  the initial purchase payments allocated to the subaccounts increased by 5%,
-  plus any subsequent amounts allocated to the subaccounts, and
-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 5% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

                                                                 PWT X VAF
   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                    SV

        PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.
        VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
         SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE
- You purchase the contract with a payment of $25,000 on Jan. 1, 2002 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.
- On Jan. 1, 2003 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.
- On March 1, 2003, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2003 is calculated as follows:



      Contract value at death:                                   $22,800.00
                                                                 ==========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                $25,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000
         ----------------  =                                      -1,543.21
             $24,300                                             ----------

         for a death benefit of:                                 $23,456.79
                                                                 ==========
      The 5% rising floor:
         The variable account floor on Jan. 1, 2003,
         calculated as: 1.05 x $20,000 =                         $21,000.00
         plus amounts allocated to the subaccounts since
         that anniversary:                                            +0.00
         minus the 5% rising floor adjusted partial withdrawal
         from the subaccounts, calculated as:

         $1,500 x $21,000
         ----------------  =                                    -$ 1,657.89
             $19,000                                             ----------

         variable account floor benefit:                         $19,342.11
         plus the one-year fixed account value:                   +5,300.00
                                                                 ----------

      5% rising floor (value of the GPAs, the one-year fixed
      account and the variable account floor):                   $24,642.11
                                                                 ==========
   Option C death benefit, calculated as the greatest of
   these  three values, which is the 5% rising floor:            $24,642.11



IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and
- payouts begin no later than one year after your death, or other date as permitted by the Code; and
- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
The IRS has issued proposed regulations to take effect Jan. 1, 2002 which may affect distributions from your qualified annuity. Contact your tax advisor if you have any questions as to the impact of the new proposed rules on your situation.

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may elect to receive payouts, or elect to treat the contract as his/her own. If your spouse elects a payout option, the payouts must begin no later than the year in which the annuitant would have reached age 70 1/2. If the annuitant attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of the annuitant's death.

   Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB rider (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year the annuitant would have attained age
   70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If the annuitant's death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after we receive proof of death; and
   - payouts begin no later than one year following the year of your death; and
   - the payout period does not extend beyond the beneficiary's life or life expectancy.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:


-  you must hold the GMIB for seven years,


-  the GMIB terminates after the annuitant's 86th birthday,
-  you can only exercise the GMIB within 30 days after a contract anniversary,
- the 6% rising floor value we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81, and
-  the additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this benefit to your contract for an additional annual charge (see "Charges). You cannot select this rider if you select the 8% Performance Credit Rider. You must elect the GMIB along with either death benefit Option B or Option C at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB:
- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.
-  the annuitant on the retirement date must be between 50 and 86 years old.
- you can only take an annuity payout under one of the following annuity payout plans:
   - Plan A - Life Annuity -- no refund
   - Plan B - Life Annuity with ten years certain
   - Plan D - Joint and last survivor life annuity -- no refund
-  you may change the annuitant for the payouts.

The GMIB guarantees a minimum amount of fixed annuity lifetime income or a minimum first year variable annuity payout. We calculate fixed annuity payouts and first year variable annuity payouts based on the guaranteed annuity purchase rates stated in Table B of the contract but using a 2.5% guaranteed annual effective interest rate which is lower than the 3% rate used in Table B of the contract. Therefore, your payout rates under the GMIB will be lower than the payout rates stated in Table B. This 2.5% Table is not stated in your contract. After the first year, lifetime income variable annuity payouts will depend on the investment performance of the subaccounts you select. The payouts will be higher if your investment performance is greater than a 5% annual return and lower if investment performance is less than a 5% annual return.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates that may be more conservative than the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you may elect the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:
1. contract value;
2. total purchase payments minus adjusted partial withdrawals; or
3. the 6% rising floor.


6% RISING FLOOR: We calculate this in the same manner as the 5% rising floor but we use a 6% accumulation rate. This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:


-  the initial purchase payments allocated to the subaccounts increased by 6%,
-  plus any subsequent amounts allocated to the subaccounts, and
-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.


- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:


                                    PMT X CVG
                                    ---------
                                       ECV

      PMT = each purchase payment made in the five years before you exercise the
            GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

                           PMT X (1.06) (TO THE POWER OF CY)

       CY = the full number of contract years the payment has been in the contract.


TERMINATING THE GMIB

-  You may terminate the rider within 30 days after the first rider anniversary.


-  You may terminate the rider any time after the seventh rider anniversary.
-  The rider will terminate on the date:
   - you make a full withdrawal from the contract;
   - a death benefit is payable; or
   - you choose to begin taking annuity payouts under the regular contract provisions.
- The rider will terminate on the contract anniversary after the annuitant's 86th birthday.


EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2002 and you allocate all of your purchase payment to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.
- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                         GMIB
ANNIVERSARY   CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR       BENEFIT BASE
  1              $107,000             $100,000            $106,000
  2               125,000              100,000             112,360
  3               132,000              100,000             119,102
  4               150,000              100,000             126,248
  5                85,000              100,000             133,823
  6               120,000              100,000             141,852
  7               138,000              100,000             150,363             $150,363
  8               152,000              100,000             159,388              159,388
  9               139,000              100,000             168,948              168,948
 10               126,000              100,000             179,085              179,085
 11               138,000              100,000             189,830              189,830
 12               147,000              100,000             201,220              201,220
 13               215,000              100,000             213,293              215,000
 14               234,000              100,000             226,090              234,000
 15               240,000              100,000             239,655              240,000

NOTE: The 6% rising floor value is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                   MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                    PLAN A -             PLAN B -                PLAN D - JOINT AND
ANNIVERSARY                        GMIB                  LIFE ANNUITY --     LIFE ANNUITY WITH           LAST SURVIVOR LIFE
AT EXERCISE                    BENEFIT BASE                 NO REFUND       TEN YEARS CERTAIN           ANNUITY -- NO REFUND
 10                         $179,085 (6% Rising Floor)    $   881.10          $   857.82                  $   694.85
 15                          240,000 (Contract Value)       1,363.20            1,298.40                    1,041.60

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                   PLAN A -               PLAN B -                PLAN D - JOINT AND
ANNIVERSARY                        GMIB                 LIFE ANNUITY --      LIFE ANNUITY WITH            LAST SURVIVOR LIFE
AT EXERCISE                    BENEFIT BASE                NO REFUND         TEN YEARS CERTAIN           ANNUITY -- NO REFUND
 10                         $126,000                      $   656.46          $   638.82                  $   522.90
 15                          240,000                        1,430.40            1,363.20                    1,106.40

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. The payouts will be higher if investment performance is greater than a 5% annual return and lower if investment performance is less than a 5% annual return.

8% PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the seventh and tenth rider anniversaries (see below). This is an optional benefit you may select for an additional annual charge of 0.25% of your contract value. The PCR does not provide any additional benefit before the seventh rider anniversary and it may not be appropriate for issue ages 83 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments.


INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.


TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 8%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments minus the target value adjusted partial withdrawals at an annual effective rate of 8%.

                                                PW X TV
 TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  ----------
                                                   CV

 PW = the partial withdrawal including any applicable withdrawal charge or MVA. TV = the target value on the date of (but prior to) the partial withdrawal.
 CV = contract value on the date of (but prior to) the partial withdrawal.

YOUR BENEFITS UNDER THE PCR ARE AS FOLLOWS:
(a) If on the seventh rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

                             3% X (PP - PCRPW - PP5)


            PP = total purchase payments.
         PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.
           PP5 = purchase payments made in the prior five years.

We apply the PCR credit to your contract on the seventh rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

(b) If on the tenth rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:


                            5% X (PP - PCRPW - PP5)


We restart the calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each seven- and ten-year period as described above.


PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments for the calculating the target value and any applicable PCR credit. The next calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR:
- You may terminate the PCR within 30 days following the first contract anniversary after the PCR rider effective date.
- You may terminate the PCR within 30 days following the later of the tenth contract anniversary after the PCR rider effective date or the last rider reset date.
-  The PCR will terminate on the date:
   - you make a full withdrawal from the contract,
   - that a death benefit is payable, or
   - you choose to begin taking annuity payouts.


EXAMPLE
-  You purchase the contract with a payment of $104,000 on Jan. 1, 2002.


-  There are no additional purchase payments and no partial withdrawals.


-  On Jan. 1, 2009, the contract value is $150,000.
- We determine the target value on Jan. 1, 2009 as your purchase payments (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:
   $104,000 x (1.08)TO THE POWER OF 7 = $104,000 x 1.71382 = $178,237.72.
   Your contract value ($150,000) is less than the target value ($178,237.72) so we will add a PCR credit to your contract equal to 3% of your purchase payments (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
   0.03 x $104,000 = $3,120.
   After application of the PCR credit, your total contract value on Jan. 1, 2009 would be $153,120.
-  On Jan. 1, 2012, the contract value is $220,000.
- We determine the target value on Jan. 1, 2012 as your purchase payments (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:
   $104,000 x (1.08)TO THE POWER OF 10 = $104,000 x 2.158924 = $224,528.20
   Your contract value ($220,000) is less than the target value ($224,528.20) so we will add a PCR credit to your contract equal to 5% of your purchase payments (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
   0.05 x $104,000 = $5,200.
   After application of the PCR credit, your total contract value on Jan. 1, 2012 would be $225,200.
- The PCR calculation period automatically restarts on Jan. 1, 2012 with the target values first year's payments equal to $225,200. We would make the next PCR credit determination on Jan. 1, 2019.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the one-year fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
-  the annuity payout plan you select;
-  the annuitant's age and, in most cases, sex;
-  the annuity table in the contract; and
-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES


The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.
- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.27% and 6.77% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If you purchased a qualified annuity, you have the responsibility for electing a payout plan that complies with your contract and with applicable law. The annuity payout plan options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or
- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or
- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

ANNUITY PAYOUTS UNDER NONQUALIFIED ANNUITIES: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. If the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment can be taken as a federal income tax deduction for the last taxable year of the annuitant. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


QUALIFIED ANNUITIES: When your contract is used to fund a retirement plan that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral for the retirement plan.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

ANNUITY PAYOUTS UNDER QUALIFIED ANNUITIES (EXCEPT ROTH IRAS): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with non-deductible contributions or with after-tax dollars rolled from a retirement plan. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a tax-deferred retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.


CONTRACT VALUE CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply.

DEATH BENEFITS TO BENEFICIARIES UNDER NONQUALIFIED ANNUITIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

DEATH BENEFITS TO BENEFICIARIES UNDER QUALIFIED ANNUITIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.

PENALTIES: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
-  because of your death;
-  because you become disabled (as defined in the Code);
- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or


- if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For IRAs, other exceptions may apply if you make withdrawals from your contract before you reach age 59 1/2. For TSAs, other exceptions may apply if you make withdrawals from your contract before it specifies that payments can be made.


WITHHOLDING, GENERALLY: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.


WITHHOLDING FROM QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding is in place of the elective withholding discussed above. This mandatory withholding will not be imposed if:


- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;


- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or the life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of ten years or more;
-  the payout is a minimum distribution required under the Code: or
-  the payout is made on account of an eligible hardship.


Payments we make to a surviving spouse instead of being directly rolled over to an IRA also may be subject to a mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

TRANSFER OF OWNERSHIP OF A NONQUALIFIED ANNUITY: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.


COLLATERAL ASSIGNMENT OF A NONQUALIFIED ANNUITY: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal. You may not collaterally assign or pledge your qualified contracts.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: American Enterprise Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of American Enterprise Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to American Enterprise Life, and therefore no charge is made against the subaccounts for federal income taxes. American Enterprise Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:
-  the reserve held in each subaccount for your contract; divided by
-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;
-  the existing funds become unavailable; or
-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute the funds currently listed in this prospectus for other funds.

We may also:

-  add new subaccounts;
-  combine any two or more subaccounts;
-  make additional subaccounts investing in additional funds;
-  transfer assets to and from the subaccounts or the variable account; and
-  eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

ISSUER

American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.


American Enterprise Life pays cash compensation to the broker-dealers and insurance agencies who have entered into distribution agreements with American Enterprise Life and AEFA for the sale of contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus. This cash compensation will not be more than 9.0% of the purchase payments it receives on the contracts. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives, in cash or credit or other compensation.


LEGAL PROCEEDINGS


A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business. American Enterprise Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, American Enterprise Life does not consider any lawsuits in which it is named as a defendant to be material.

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



(THOUSANDS)                             2001           2000          1999          1998           1997
-----------------------------------------------------------------------------------------------------------
Net investment income               $   271,718    $   299,759   $   322,746   $   340,219    $   332,268
Net (loss) gain on investments          (89,920)           469         6,565        (4,788)          (509)
Other                                    16,245         12,248         8,338         7,662          6,329
TOTAL REVENUES                      $   198,043    $   312,476   $   337,649   $   343,093    $   338,088
(LOSS) INCOME BEFORE INCOME TAXES   $   (63,936)   $    38,452   $    50,662   $    36,421    $    44,958
NET (LOSS) INCOME                   $   (41,728)   $    24,365   $    33,987   $    22,026    $    28,313
TOTAL ASSETS                        $ 5,275,681    $ 4,652,221   $ 4,603,343   $ 4,885,621    $ 4,973,413
-----------------------------------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

2001 COMPARED TO 2000:
American Enterprise Life's net loss was $42 million in 2001, compared to net income of $24 million in 2000. Loss before income taxes totaled $64 million in 2001, compared with income of $38 million in 2000. This decline was primarily the result of a $91 million increase in net pretax realized loss on investments and a $28 million decrease in net investment income.

Total investment contract deposits received increased to $922 million in 2001, compared with $721 million in 2000. This increase is primarily due to increases in fixed and variable annuity deposits in 2001.

Total revenues decreased to $198 million in 2001, compared with $312 million in 2000. The decrease is primarily due to net investment losses and decreases in net investment income. Net investment income, the largest component of revenues, decreased 9% from the prior year, primarily due to lower overall investment yields and credit related yield adjustments on fixed maturity investments.

Contractholder charges decreased 13% to $6.0 million in 2001, compared with $6.9 million in 2000, due primarily to a decline in fixed annuity surrender charges. American Enterprise Life also receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $10.2 million in 2001, compared with $5.4 million in 2000, reflecting an increase in separate account assets.

Net realized losses on investments were $90 million in 2001, compared to net realized gains on investments of $0.5 million in 2000. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of investments.

Total benefits and expenses decreased 4% to $262 million in 2001 compared to $274 million in 2000. The largest component of expenses, interest credited on investment contracts, decreased to $181 million, reflecting lower crediting rates which more than offset the growth in fixed annuities inforce. Amortization of deferred policy acquisition costs (DACs) decreased to $45 million in 2001, compared to $48 million in 2000. The decline was primarily due to DAC unlocking adjustments (see footnote one of the attached financial statements for the definition of unlocking adjustments), which resulted in net increases in amortization of $1.9 million in 2001 and $1.5 million in 2000. Amortization, excluding unlocking adjustments, was less in 2001 than in 2000, due primarily to improved persistency of fixed deferred annuity business.

Other operating expenses increased slightly to approximately $36 million in 2001.

2000 COMPARED TO 1999:
Net income decreased 28% to $24 million in 2000, compared to $34 million in 1999. Income before income taxes totaled $38 million in 2000, compared with $51 million in 1999. The decrease was largely due to lower net investment income in 2000 than in 1999.

Total investment contract deposits received increased to $721 million in 2000, compared with $336 million in 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $312 million in 2000, compared with $338 million in 1999. The decrease is primarily due to decreases in net investment income and net realized gains on investments. Net investment income, the largest component of revenues, decreased 7% from the prior year, reflecting a decrease in investments owned and lower investment yields.

Contractholder charges increased 13% to $6.9 million in 2000, compared with $6.1 million in 1999, reflecting an increase in annuity surrender charges. American Enterprise Life also receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 135% to $5.4 million in 2000, compared with $2.3 million in 1999, this reflects the increase in separate account assets.

Net realized gain on investments was $.5 million in 2000, compared with $6.6 million in 1999. The decrease in net realized gains was primarily due to the loss on sale and writedown of fixed maturity investments.

Total benefits and expenses decreased 5% to $274 million in 2000, compared with $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $191 million, reflecting a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $48 million, compared to $43 million in 1999. This increase was due primarily to increased aggregate amounts in force.

Other operating expenses remained steady at $35 million in 2000.

CERTAIN CRITICAL ACCOUNTING POLICIES
In December 2001, The Securities and Exchange Commission (SEC) issued a financial reporting release, #FR-60, "Cautionary Advice Regarding Disclosure About Critical Accounting Policies." In this connection, the following information has been provided about certain critical accounting policies that are important to the Consolidated Financial Statements and that entail, to a significant extent, the use of estimates, assumptions and the application of management's judgment. These policies relate to the recognition of impairment within the investment portfolio and deferred acquisition costs.

Generally, investment securities are carried at fair value on the balance sheet. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is not temporary, which requires judgment regarding the amount and timing of recovery. Typically, American Enterprise Life defines an event of impairment for debt securities as issuer default or bankruptcy. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including Collateralized Debt Obligations
(CDOs) and Structured Loan Trusts (backed by high-yield bonds and bank loans, respectively), which are not readily marketable. As a result, the carrying values of these structured investments are based on cash flow projections which require a significant degree of judgment and as such are subject to change. If actual future cash flows are less than projected, additional losses would be realized.

American Enterprise Life's deferred acquisition costs (DACs) represent costs of acquiring new business, principally sales and other distribution and underwriting costs, that have been deferred on the sale of annuity, insurance, and certain mutual fund and long-term products. DACs are amortized over the lives of the products, either as a constant percentage of projected earnings or as a constant percentage of projected liabilities associated with such products. Such projections require use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and, for variable products, separate account performance. As actual experience differs from the current assumptions, management considers on a quarterly basis the need to change key assumptions underlying the amortization models prospectively. For example, if the stock market trend rose or declined appreciably, it could impact assumptions made about separate account performance and result in an adjustment to income, either positively or negatively. The impact on results of operations of changing prospective assumptions with respect to the amortization of DACs is reflected in the period in which such changes are made.

RISK MANAGEMENT
The sensitivity analysis of two different types of market risk discussed below estimate the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's earnings, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10% decline in the value of equity securities under management. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes actually occurred. As a result, actual earnings consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate trading profits.

American Enterprise Life has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability within defined risk parameters and to meet contractual obligations.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 2001 and includes the impact of any derivatives, would be an increase of approximately $5.4 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10% decline in equity prices would be approximately $1 million based on assets under management as of Dec. 31, 2001.

LIQUIDITY AND CAPITAL RESOURCES
The liquidity requirements of American Enterprise Life are met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses and investment purchases.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The line of credit is used strictly as a short-term source of funds. No borrowings were outstanding under the agreement at Dec. 31, 2001. At Dec. 31, 2001, there were no outstanding reverse repurchase agreements.

At Dec. 31, 2001, investments in fixed maturities comprised 83% of American Enterprise Life's total invested assets. Of the fixed maturity portfolio, approximately 45% is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At Dec. 31, 2001, approximately 3% of American Enterprise Life's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

During 2001, American Enterprise Life placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $47 million. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

At Dec. 31, 2001, net unrealized appreciation on available-for-sale fixed maturities included $62 million of gross unrealized appreciation and $42 million of gross unrealized depreciation. American Enterprise Life does not have any held-to-maturity fixed maturities at Dec. 31, 2001.

At Dec. 31, 2001, American Enterprise Life had a reserve for losses for mortgage loans totaling $4.2 million.

In 2001, American Enterprise Life received a $60 million capital contribution from its parent.

The economy and other factors have caused a number of insurance companies to go under regulatory supervision. This circumstance has resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of Dec. 31, 2001, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention.

FORWARD-LOOKING STATEMENTS
Certain statements in the Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations contain forward-looking statements which are subject to risks and uncertainties that could cause results to differ materially from such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update publicly or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, among other things, changes in the ability of issuers of investment securities held by American Enterprise Life to meet their debt obligations, which could result in further losses in American Enterprise Life's investment portfolio.

RESERVES

In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

INVESTMENTS

Of our total investments of $3,959,706 at Dec. 31, 2001, 38% was invested in mortgage-backed securities, 44% in corporate and other bonds, 17% in primary mortgage loans on real estate and less than 1% in other investments.

COMPETITION

The annuity business is highly competitive and American Enterprise Life's competitors consist of both stock and mutual insurance companies and other financial institutions. Competitive factors applicable to the business of American Enterprise Life include the interest rates credited to its products, the charges deducted from the cash values of such products, the financial strength of the organization and the services provided to contract owners.

EMPLOYEES

As of Dec. 31, 2001, we had no employees.

PROPERTIES

We occupy office space in Minneapolis, MN, which is leased by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

DIRECTORS AND EXECUTIVE OFFICERS*

American Enterprise Life's sole shareholder, IDS Life, elects the board of directors that oversees our operations.

The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

DIRECTORS

GUMER C. ALVERO
Born in 1967
Director, Chair of the Board and Executive Vice President - Annuities since January 2001. Vice President - Variable Annuities, AEFC, since April 1998. Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

DOUGLAS K. DUNNING
Born in 1957
Director since July 2001. Vice President - Annuity Product Development, AEFC, since January 2001. Vice President - Assured Assets Product Development and Management, AEFC, from August 1998 to January 2001. Vice President - Assured Assets Product Development from September 1994 to August 1998.

CAROL A. HOLTON
Born in 1952
Director, President and Chief Executive Officer since January 2001. Vice President - Third Party Distribution, AEFC, since April 1998. Director - Distributor Services, AEFC, from September 1997 to April 1998. Director - Business Systems and Operations, F&G Life, from July 1996 to August 1997.

PAUL S. MANNWEILER**
Born in 1949
Director since 1986. Partner at Locke Reynolds Boyd & Weisell since 1980.

TERESA J. RASMUSSEN
Born in 1956
Director since December 2000. Vice President and Assistant General Counsel, AEFC, since August 2000. Assistant Vice President, AEFC, from October 1995 to August 2000.

OFFICERS OTHER THAN DIRECTORS

LORRAINE R. HART
Born in 1951
Vice President - Investments since 1992. Vice President - Insurance Investments, AEFC, since 1989.

JAMES M. ODLAND
Born in 1955
Vice President, General Counsel and Secretary since March 2002. Vice President and Group Counsel, AEFC, since January 2002. Counsel, AEFC, from January 2001 to January 2002. Counsel, Reliastar Financial Corp., Minneapolis, MN, June 1999 to January 2001. Assistant Vice President - Law, Lutheran Brotherhood, Minneapolis, MN, July 1986 to June 1999.

PHILIP C. WENTZEL
Born in 1961
Vice President and Controller since 1998. Director of Financial Reporting and Analysis, AEFC, from 1992 to 1997.

DAVID L. YOWAN
Born in 1957
Vice President and Treasurer since March 2001. Senior Vice President and Assistant Treasurer of American Express Company since January 1999. Vice President and Corporate Treasurer, AEFC, since March 2001. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

 * The address for all of the directors and principal officers is: 829 AXP Financial Center, Minneapolis, MN 55474 except for Mr. Mannweiler who is an independent director.
** Mr. Mannweiler's address is: 201 No. Illinois Street, Indianapolis, IN 46204

SECURITY OWNERSHIP OF MANAGEMENT
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Signature Variable Annuity(R) as of Dec. 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001           2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $927,031)                             $       --    $  934,091
      Available-for-sale, at fair value (amortized cost: 2001, $3,282,893; 2000, $2,163,906)        3,302,753     2,068,487
   Common stocks                                                                                          344           880
   Mortgage loans on real estate                                                                      654,209       724,009
   Other investments                                                                                    2,400            --
                                                                                                   ----------    ----------
         Total investments                                                                          3,959,706     3,727,467
Cash and cash equivalents                                                                             260,214        34,852
Amounts due from brokers                                                                               41,705         1,316
Other accounts receivable                                                                               1,812           867
Accrued investment income                                                                              45,422        54,941
Deferred policy acquisition costs                                                                     217,923       198,622
Deferred income taxes, net                                                                             32,132        26,350
Other assets                                                                                            8,527        18,496
Separate account assets                                                                               708,240       589,310
                                                                                                   ----------    ----------
Total assets                                                                                       $5,275,681    $4,652,221
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $3,765,679    $3,584,784
      Universal life-type insurance                                                                         3            10
   Policy claims and other policyholders' funds                                                         2,286         9,295
   Amounts due to brokers                                                                             225,127        24,387
   Other liabilities                                                                                   64,517         6,326
   Separate account liabilities                                                                       708,240       589,310
                                                                                                   ----------    ----------
         Total liabilities                                                                          4,765,852     4,214,112
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
      20,000 shares issued and outstanding                                                              3,000         3,000
   Additional paid-in capital                                                                         341,872       281,872
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities gains (losses)                                                         17,655       (62,097)
      Net unrealized derivative losses                                                                (26,304)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive loss                                                    (8,649)      (62,097)
   Retained earnings                                                                                  173,606       215,334
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                   509,829       438,109
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $5,275,681    $4,652,221
                                                                                                   ==========    ==========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                  2001           2000           1999
Revenues
Net investment income                                                                 $271,718       $299,759      $322,746
Contractholder charges                                                                   5,998          6,865         6,069
Mortality and expense risk fees                                                         10,247          5,383         2,269
Net realized (loss) gain on investments                                                (89,920)           469         6,565
                                                                                       -------        -------       -------
   Total revenues                                                                      198,043        312,476       337,649
                                                                                       -------        -------       -------
Benefits and Expenses
Interest credited on universal life-type insurance and investment contracts            180,906        191,040       208,583
Amortization of deferred policy acquisition costs                                       45,494         47,676        43,257
Other operating expenses                                                                35,579         35,308        35,147
                                                                                       -------        -------       -------
   Total benefits and expenses                                                         261,979        274,024       286,987
                                                                                       -------        -------       -------
(Loss) income before income taxes                                                      (63,936)        38,452        50,662
Income tax (benefit) expense                                                           (22,208)        14,087        16,675
                                                                                       -------        -------       -------
Net (loss) income                                                                     $(41,728)      $ 24,365      $ 33,987
                                                                                      ========       ========      ========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),    Retained    stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax      earnings       equity
Balance, January 1, 1999                                  $ 2,000       $282,872     $  44,295      $ 156,982     $ 486,149
Comprehensive loss:
   Net income                                                  --             --            --         33,987        33,987
   Unrealized holding losses arising during the year,
      net of income tax benefit of $59,231                     --             --      (110,001)            --      (110,001)
   Reclassification adjustments for gains included in
      net income, net of income tax of $2,179                  --             --        (4,047)            --        (4,047)
                                                            -----        -------       -------        -------       -------
   Other comprehensive loss                                    --             --      (114,048)                    (114,048)
                                                            -----        -------       -------        -------       -------
   Comprehensive loss                                                                                               (80,061)
                                                                                                                    -------

Balance, December 31, 1999                                  2,000        282,872       (69,753)       190,969       406,088
Comprehensive income:
   Net income                                                  --             --            --         24,365        24,365
   Unrealized holding gains arising during the year,
      net of income taxes of ($4,812)                          --             --         8,937             --         8,937
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $690                                --             --        (1,281)            --        (1,281)
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                  --             --         7,656             --         7,656
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              32,021
   Change in par value of capital stock                     1,000         (1,000)           --             --            --
                                                            -----        -------       -------        -------       -------

Balance, December 31, 2000                                  3,000        281,872       (62,097)       215,334       438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Unrealized holdings gains arising
      on available-for-sale securities
      during the year, net of income taxes of $73,754          --             --       136,972             --       136,972
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of income tax benefit
      of $30,811                                               --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net losses,
      net of income tax benefit of $4,535                      --             --         8,422             --         8,422
                                                            -----        -------       -------        -------       -------
   Other comprehensive income                                                           53,448                       53,448
                                                            -----        -------       -------        -------       -------
   Comprehensive income                                                                                              11,720
   Capital contribution                                        --         60,000            --             --        60,000
                                                            -----        -------       -------        -------       -------
   Balance, December 31, 2001                             $ 3,000       $341,872    $   (8,649)     $ 173,606     $ 509,829
                                                          =======       ========    ==========      =========     =========

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999
Cash flows from operating activities
Net (loss) income                                                                  $   (41,728)     $  24,365     $  33,987
   Adjustments to reconcile net (loss) income to net cash
   provided by (used in) operating activities:
      Change in accrued investment income                                                9,519          1,735         5,064
      Change in other accounts receivable                                                 (945)          (551)         (102)
      Change in deferred policy acquisition costs, net                                 (19,301)       (18,334)       16,191
      Change in other assets                                                            31,411         (9,960)           34
      Change in policy claims and other policyholders' funds                            (7,009)        (2,802)        4,708
      Deferred income tax (benefit) provision                                          (34,562)         7,029           711
      Change in other liabilities                                                        6,553        (11,110)       (7,064)
      Amortization of premium (accretion of discount), net                                (689)         2,682         2,315
      Net realized loss (gain) on investments                                           89,920           (469)       (6,565)
      Other, net                                                                        (7,796)          (233)       (1,562)
                                                                                        ------           ----        ------
         Net cash provided by (used in) operating activities                            25,373         (7,648)       47,717
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Maturities, sinking fund payments and calls                                              --         65,716        65,705
   Sales                                                                                    --          5,128         8,466
Available-for-sale securities:
   Purchases                                                                        (1,446,157)      (101,665)     (593,888)
   Maturities, sinking fund payments and calls                                         379,281        171,297       248,317
   Sales                                                                               803,034        176,296       469,126
Other investments:
   Purchases                                                                            (8,513)        (1,388)      (28,520)
   Sales                                                                                71,110         65,978        57,548
Change in amounts due from brokers                                                     (40,389)        (1,316)           --
Change in amounts due to brokers                                                       200,740           (828)      (29,132)
                                                                                       -------           ----       -------
      Net cash (used in) provided by investing activities                              (40,894)       379,218       197,622
                                                                                       -------        -------       -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                             779,626        398,462       299,899
   Surrenders and other benefits                                                      (779,649)      (926,220)     (753,821)
   Interest credited to account balances                                               180,906        191,040       208,583
Capital contribution                                                                    60,000             --            --
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                 240,883       (336,718)     (245,339)
                                                                                       -------        -------       -------
Net increase in cash and cash equivalents                                              225,362         34,852            --
Cash and cash equivalents at beginning of year                                          34,852             --            --
                                                                                       -------        -------       -------
Cash and cash equivalents at end of year                                           $   260,214      $  34,852     $      --
                                                                                   ===========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                               $        --      $  14,861     $  22,007
   Interest on borrowings                                                                   15          1,073         2,187

See notes to consolidated financial statements.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. The Company also wholly-owns American Enterprise REO 1, LLC.

The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life insurance are offered as well. The Company distributes its products primarily through financial institutions and unbranded independent financial advisors.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on variable universal life insurance are the excess of contractholder charges, mortality and expense risk fees and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs and other expenses. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, persistency rates, maintenance expense levels and, for variable annuities, separate account performance. Actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2001 and 2000, unlocking adjustments resulted in a net increase in amortization of $1,900 and $1,500 respectively. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life. Risk not retained is reinsured with other life insurance companies on a yearly renewable term basis. The Company retains all accidental death benefit and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $34,726. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133, that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivatives and hedging activities.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $934,091 and net unrealized losses of $7,060 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $    3,444       $   130        $    45    $    3,529
   State and municipal obligations                                         2,250            18             --         2,268
   Corporate bonds and obligations                                     1,806,644        43,487         34,140     1,815,991
   Mortgage-backed securities                                          1,470,555        18,528          8,118     1,480,965
                                                                       ---------        ------          -----     ---------
Total fixed maturity securities                                       $3,282,893       $62,163        $42,303    $3,302,753
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $      172       $   172        $    --    $      344
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:

                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $  126,891   $   129,298
Due from one to five years                                 627,515       651,371
Due from five to ten years                                 822,833       822,586
Due in more than ten years                                 235,099       218,533
Mortgage-backed securities                               1,470,555     1,480,965
                                                         ---------     ---------
   Total                                                $3,282,893    $3,302,753
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                        Gross           Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                           cost          gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                   $  6,949       $    26        $    55      $  6,920
   State and municipal obligations                                         2,101             1             --         2,102
   Corporate bonds and obligations                                       773,630         9,876         17,470       766,036
   Mortgage-backed securities                                            151,411           801            239       151,973
                                                                         -------           ---            ---       -------
Total fixed maturity securities                                         $934,091       $10,704        $17,764      $927,031
                                                                        ========       =======        =======      ========

                                                                                        Gross           Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                        cost           gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                 $    5,154       $   284       $     --    $    5,438
   State and municipal obligations                                         2,250             5             --         2,255
   Corporate bonds and obligations                                     1,319,781        19,103        123,865     1,215,019
   Mortgage-backed securities                                            836,721        10,780          1,726       845,775
                                                                         -------        ------          -----       -------
Total fixed maturity securities                                       $2,163,906       $30,172       $125,591    $2,068,487
                                                                      ==========       =======       ========    ==========
Common stocks                                                         $      996       $    --       $    116    $      880
                                                                      ==========       =======       ========    ==========

At December 31, 2001, bonds carried at $3,444 were on deposit with various states as required by law.

At December 31, 2001, fixed maturity securities comprised approximately 83 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $311 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $1,597,815   $   998,333
Aaa/AA                                                         --         1,000
Aa/AA                                                      46,747        34,535
Aa/A                                                       58,419        59,569
A/A                                                       401,604       367,643
A/BBB                                                     145,261       121,028
Baa/BBB                                                   890,603       989,301
Baa/BB                                                     40,316        67,156
Below investment grade                                    102,128       459,432
                                                          -------       -------
Total                                                  $3,282,893    $3,097,997
                                                       ==========    ==========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $5,128 and $8,466, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $803,034 and gross realized gains and losses of $18,575 and $105,929 respectively. Available-for-sale securities were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516, respectively. Available-for-sale securities were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $20,032 and ($95,535), respectively, with the $115,567 change, net of taxes, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $11,777. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $175,458.

During 2001, the Company recorded pretax losses of $90,151 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $83,663 of these losses are included in Net realized (losses) gains on investments and approximately $6,488 are included in Net investment income.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $53,615, into a securitization trust. In return, the company received $7,108 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46,507. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $7,108. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

Mortgages loans on real estate
At December 31, 2001, approximately 17 percent of the Company's invested assets were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Region                                                                     sheet       commitments      sheet       commitments
South Atlantic                                                          $161,912        $1,940       $172,349          $--
Middle Atlantic                                                           93,771            --        106,376           --
East North Central                                                       114,292            --        122,354           --
Mountain                                                                  81,520            27        100,208           --
West North Central                                                       106,432            --        110,669           --
New England                                                               34,896            --         39,877           --
Pacific                                                                   31,836            --         38,559           --
West South Central                                                        27,421            --         30,172           --
East South Central                                                         6,361            --          6,749           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

                                                                            December 31, 2001            December 31, 2000
                                                                        On balance       Funding     On balance       Funding
Property type                                                              sheet       commitments      sheet       commitments
Department/retail stores                                                $179,890        $   --       $214,927          $--
Apartments                                                               143,430         1,940        152,906           --
Office buildings                                                         185,925            --        191,767           --
Industrial buildings                                                      72,745            --         80,330           --
Hotels/Motels                                                             37,569            --         41,977           --
Medical buildings                                                         28,360            --         29,173           --
Nursing/retirement homes                                                   2,787            --          6,471           --
Mixed use                                                                  7,735            27          9,762           --
                                                                         -------         -----        -------         ----
                                                                         658,441         1,967        727,313           --
Less reserves for losses                                                   4,232            --          3,304           --
                                                                         -------         -----        -------         ----
Total                                                                   $654,209        $1,967       $724,009          $--
                                                                        ========        ======       ========         ====

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $3,632, $9,014 and $5,200, respectively, with reserves of $835, $500 and $1,250, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $6,394, $4,684 and $5,399, respectively.

The Company recognized $271, $221 and $136 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The following table presents changes in the reserve for mortgage loan losses:

                                                                                          2001          2000           1999
Balance, January 1                                                                      $3,304        $ 6,650       $ 8,500
Provision (reduction) for mortgage loan losses                                             928         (3,346)       (1,850)
                                                                                           ---         ------        ------
Balance, December 31                                                                    $4,232        $ 3,304       $ 6,650
                                                                                        ======        =======       =======

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:

                                                                                         2001           2000          1999
Interest on fixed maturities                                                          $211,920       $237,201      $265,199
Interest on mortgage loans                                                              54,723         59,686        63,721
Interest on cash equivalents                                                                43          1,136           534
Other                                                                                    6,455          5,693        (1,755)
                                                                                         -----          -----        ------
                                                                                       273,141        303,716       327,699
Less investment expenses                                                                 1,423          3,957         4,953
                                                                                         -----          -----         -----
Total                                                                                 $271,718       $299,759      $322,746
                                                                                      ========       ========      ========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                                                                         2001            2000          1999
Available-for-sale securities                                                         $(85,147)       $(2,877)       $4,715
Mortgage loans on real estate                                                           (4,773)         3,346         1,850
                                                                                        ------          -----         -----
Total                                                                                 $(89,920)       $   469        $6,565
                                                                                      ========        =======        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:

                                                                                         2001           2000           1999
Federal income taxes:
   Current                                                                            $ 11,803        $ 6,170       $15,531
   Deferred                                                                            (34,562)         7,029           711
                                                                                       -------          -----           ---
                                                                                       (22,759)        13,199        16,242
State income taxes-current                                                                 551            888           433
                                                                                           ---            ---           ---
Income tax expense                                                                    $(22,208)       $14,087       $16,675
                                                                                      ========        =======       =======

Income tax (benefit) expense differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate             Provision   Rate            Provision    Rate
Federal income taxes based on
   the statutory rate                       $(22,378)     (35.0%)         $13,458        35.0%          $17,731       35.0%
Tax-excluded interest and dividend income         (3)        --                (4)         --               (14)        --
State taxes, net of federal benefit              358        0.6               578         1.5               281        0.5
Other, net                                      (185)      (0.3)               55         0.1            (1,323)      (2.6)
                                                ----       ----                --         ---            ------       ----
Total income taxes                          $(22,208)     (34.7%)         $14,087        36.6%          $16,675       32.9%
                                            ========      =====           =======        ====           =======       ====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                                                                             2001           2000
Policy reserves                                                                                       $46,263       $40,242
Unrealized losses on investments                                                                       47,560        31,441
Other                                                                                                   4,009         6,208
                                                                                                        -----         -----
Total deferred income tax assets                                                                       97,832        77,891
                                                                                                       ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs                                                                      58,688        51,541
Investments                                                                                             7,012            --
                                                                                                       ------        ------
Total deferred income tax liabilities                                                                  65,700        51,541
                                                                                                       ------        ------
Net deferred income tax assets                                                                        $32,132       $26,350
                                                                                                      =======       =======

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. The Company had a statutory unassigned deficit of $41,371 as of December 31, 2001 and a statutory unassigned surplus of $31,508 as of December 31, 2000. Any dividend distributions in 2002 would require approval by the Insurance Department of the State of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

                                                                                        2001            2000          1999
Statutory net (loss) income                                                           $(81,461)      $(11,928)     $ 15,241
Statutory capital and surplus                                                          303,501        315,930       343,094
                                                                                       -------        -------       -------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of Indiana has adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44,786 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $7,020 and $6,489 at December 31, 2001 and 2000, respectively. The interest rate swaps had a carrying amount of $28,868 and $nil at December 31, 2001 and 2000, respectively. See Notes 8 and 9 for additional disclosure.

The Company has no employees. Charges by IDS Life for the use of joint facilities, marketing services and other services aggregated $34,681, $45,191 and $38,931 for the years ended December 31, 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $28,919 and $9,944, respectively, payable to and receivable from IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

At December 31, 2001, the Company had no commitments to purchase investments other than to fund mortgage loans (see Note 2).

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The fair value of the interest rate caps and floors are included in Other assets. The fair value of the interest rate swaps is included in Other liabilities. Changes in value of the derivatives are included in Other operating expenses. The derivatives expire at various dates between 2002 and 2006.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  934,091    $  927,031
   Available-for-sale securities                                       3,302,753     3,302,753      2,068,487     2,068,487
Common stocks                                                                344           344            880           880
Mortgage loans on real estate                                            654,209       684,566        724,009       740,992
Derivative financial assets                                                7,354         7,354          8,526        13,599
Cash and cash equivalents                                                260,214       260,214         34,852        34,852
Separate account assets                                                  708,240       708,240        589,310       589,310
                                                                         -------       -------        -------       -------
Financial Liabilities
Future policy benefits for fixed annuities                            $3,745,846    $3,668,111     $3,567,085    $3,480,270
Derivative financial liabilities                                          28,868        28,868             --        51,369
Separate account liabilities                                             708,240       685,607        589,310       567,989
                                                                         -------       -------        -------       -------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $19,833 and $17,699, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $281 and $nil, respectively.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Performance Information                                  p.  3
Calculating Annuity Payouts                              p. 17
Rating Agencies                                          p. 18
Principal Underwriter                                    p. 18
Independent Auditors                                     p. 18
Financial Statements

APPENDIX A: 8% PERFORMANCE CREDIT RIDER ADJUSTED  PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RP
  RPA ADJUSTED PARTIAL WITHDRAWALS  =  -------
                                         CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.
          CV = the contract value on the date of (but prior to) the
               partial withdrawal.
         RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.
NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                       PW X EPA     EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS  =  --------  X  ---
                                         CV         RPA

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.
          CV = the contract value on the date of (but prior to) the partial withdrawal.
         EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
         RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2002 you purchase the contract with a purchase payment of $100,000.
- On Jan. 1, 2008 you make an additional purchase payment in the amount of $100,000.
-  Contract values before any partial withdrawals are shown below.
-  On Jan. 1, 2005 you make a partial withdrawal in the amount of $10,000.
-  On Jan. 1, 2010 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                    TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
----------------------------------------------------------------------------
Jan. 1, 2002                  $100,000                          $100,000
Jan. 1, 2003                   100,000                           110,000
Jan. 1, 2004                   100,000                           115,000
Jan. 1, 2005                   100,000                           120,000
Jan. 1, 2006                   100,000                           115,000
Jan. 1, 2007                   100,000                           120,000
Jan. 1, 2008                   200,000                           225,000
Jan. 1, 2009                   200,000                           230,000
Jan. 1, 2010                   200,000                           235,000
Jan. 1, 2011                   200,000                           230,000
Jan. 1, 2012                   200,000                           235,000

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2005:

   RPA before the partial withdrawal =                  RPA adjusted partial withdrawal =
   total purchase payments made prior                   $10,000 X $100,000
   to the partial withdrawal minus the                  ------------------ = $8,333
   RPA adjusted partial withdrawals for                      $120,000
   partial withdrawals for all previous
   partial withdrawals = $100,000 - 0 = $100,000.

For the second partial withdrawal on Jan. 1, 2010:

   RPA before the partial withdrawal =                  RPA adjusted partial withdrawal =
   total purchase payments made prior                   $10,000 X $191,667
   to the partial withdrawal minus the                  ------------------ = $8,156
   RPA adjusted partial withdrawals for                      $235,000
   partial withdrawals for all previous
   partial withdrawals = $200,000 - $8,333 = $191,667.

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2005:

   EPA before the partial withdrawal =                  EPA adjusted partial withdrawal =
   total purchase payments made prior                   $10,000 X $100,000   $100,000
   to the partial withdrawal AND the                    ------------------ X -------- = $8,156
   five-year exclusion period minus the                      $120,000        $100,000
   EPA adjusted partial
   withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2010:

   EPA before the partial withdrawal =                  EPA adjusted partial withdrawal =
   total purchase payments made prior                   $10,000 X $91,844   $ 91,844
   to the partial withdrawal AND the                    ----------------- X -------- = $1,873
   five-year exclusion period minus the                      $235,000       $191,667
   EPA adjusted partial
   withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

   PCRPW amount = $8,156 + $1,873 = $10,029

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

                                                                  43444 F (5/02)

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                 AMERICAN EXPRESS SIGNATURE VARIABLE ANNUITY(R)
                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT

                                   May 1, 2002



American Enterprise Variable Annuity Account is a separate account established and maintained by American Enterprise Life Insurance Company (American Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI which you can obtain from your sales representative or by writing or calling us at the address or telephone number below. The prospectus is incorporated into this SAI by reference.

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437

AMERICAN EXPRESS SIGNATURE VARIABLE ANNUITY(R)
   AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS


Performance Information                       p.   3
Calculating Annuity Payouts                   p.  17
Rating Agencies                               p.  18
Principal Underwriter                         p.  18
Independent Auditors                          p.  18
Financial Statements

PERFORMANCE INFORMATION

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                        P(1 + T)TO THE POWER OF n = ERV

where:          P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)


We calculated the following performance figures on the basis of historical performance of each fund. We show actual performance from the date the subaccounts began investing in the funds. For some subaccounts we do not provide any performance information because they are new and did not have any activity as of the date of the financial statements. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN(a) FOR ANNUITIES WITH WITHDRAWAL AND SELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT RIDER FOR PERIODS ENDING DEC. 31, 2001


                                                                      PERFORMANCE OF                     PERFORMANCE
                                                                      THE SUBACCOUNT                     OF THE FUND
                                                                                     SINCE                                 SINCE
SUBACCOUNT  INVESTING IN:                                        1 YEAR  5 YEARS  COMMENCEMENT 1 YEAR 5 YEARS 10 YEARS  COMMENCEMENT
          AXP(R) VARIABLE PORTFOLIO -
EVB         Blue Chip Advantage Fund (5/00; 9/99)(b)             (23.08%)    --%    (20.30%)  (23.08%)    --%      --%     (10.80%)
ESI         Bond Fund (2/95; 10/81)                               (0.92)   2.24       5.24     (0.92)   2.24     5.46        8.35
ECR         Capital Resource Fund (2/95; 10/81)                  (24.56)   2.47       5.83    (24.56)   2.47     4.92       10.10
EMS         Cash Management Fund (2/95; 10/81)                    (4.53)   2.18       2.86     (4.53)   2.18     2.62        4.51
EVD         Diversified Equity Income Fund (5/00; 9/99)           (5.99)     --      (3.61)    (5.99)     --       --       (1.62)
EIA         Extra Income Fund (8/99; 5/96)                        (3.40)     --      (5.70)    (3.40)  (0.88)      --        0.17
EVF         Federal Income Fund (5/00; 9/99)                      (2.11)     --       2.30     (2.11)     --       --        2.22
EVG         Growth Fund (5/00; 9/99)                             (36.34)     --     (36.26)   (36.34)     --       --      (19.54)
EMG         Managed Fund (2/95; 4/86)                            (17.67)   4.07       8.11    (17.67)   4.07     6.86        8.21
EGD         NEW DIMENSIONS FUND(R)(10/97; 5/96)                  (23.27)     --       4.43    (23.27)   7.19       --        8.36
EVS         Small Cap Advantage Fund (5/00; 9/99)                (13.94)     --      (9.26)   (13.94)     --       --        0.06
          AIM V.I.
ECA         Capital Appreciation Fund, Series I (8/99; 5/93)     (29.30)     --      (7.70)   (29.30)   3.28       --        9.80
ECD         Capital Development Fund, Series I (9/99; 5/98)      (15.37)     --       7.83    (15.37)     --       --        1.68
EVA         Premier Equity Fund, Series I (10/97; 5/93)          (19.51)     --       4.02    (19.51)   7.03       --       11.40
            (previously AIM V.I. Value Fund, Series I)
          ALLIANCE VP
EPP         Premier Growth Portfolio (Class B) (9/99; 6/92)(c)   (23.91)     --     (12.12)   (23.91)   9.84       --       13.63
ETC         Technology Portfolio (Class B) (9/99; 1/96)(d)       (31.30)     --     (11.67)   (31.30)   9.71       --        9.71
EHG         U.S. Government/High Grade
            Securities Portfolio (Class B) (9/99; 9/92)(e)        (0.98)     --       3.64     (0.98)   3.72       --        4.23
          BARON CAPITAL FUNDS TRUST
EAS         Baron Capital Asset Fund - Insurance Shares
             (9/99; 10/98)                                         3.39      --       8.35      3.39      --       --       19.88
          CREDIT SUISSE TRUST -
EEG         Emerging Growth Portfolio (9/99; 9/99)               (23.00)     --       0.08    (23.00)     --       --       (0.65)
          FIDELITY VIP
EFG         Growth & Income Portfolio (Service Class)
              (9/99; 12/96)(f)                                   (16.07)     --      (6.64)   (16.07)   6.86       --        6.86
EFM         Mid Cap Portfolio (Service Class) (9/99; 12/98)(f)   (11.04)     --      20.48    (11.04)     --       --       22.06
EFO         Overseas Portfolio (Service Class) (9/99; 1/87)(f)   (27.46)     --     (13.27)   (27.46)  (0.06)    3.99        4.16
          FTVIPT
ERE         Franklin Real Estate Fund - Class 2 (9/99; 1/89)(g)   (0.72)     --      11.95     (0.72)   3.22     9.52        8.31
EMU         Mutual Shares Securities Fund - Class 2
              (9/99; 11/96)(g)                                    (1.50)     --       8.02     (1.50)   7.51       --        8.12
WINT5       Templeton Foreign Securities Fund - Class 2
              (3/02; 5/92)(h)                                        --      --         --    (22.63)   1.87       --        7.73
EIS         Templeton International Smaller
            Companies Fund - Class 2 (9/99; 5/96)(g)             (10.37)     --      (3.79)   (10.37)  (2.08)      --        0.19
          GOLDMAN SACHS VIT
JCG         Capital Growth Fund (9/99; 4/98)                     (21.21)     --      (7.41)   (21.21)     --       --        0.18
JUS         CORE(SM) U.S. Equity Fund (9/99; 2/98)(i)            (18.90)     --      (8.56)   (18.90)     --       --        0.05
JGL         Global Income Fund (9/99; 1/98)                       (3.54)     --       1.93     (3.54)     --       --        2.01
JIF         International Equity Fund (9/99; 1/98)               (28.36)     --     (12.08)   (28.36)     --       --       (1.56)
EIT         Internet Tollkeeper Fund(SM) (5/00; 4/00)(i)         (38.84)     --     (41.52)   (38.84)     --       --      (41.25)

                                                                     PERFORMANCE OF                       PERFORMANCE
                                                                     THE SUBACCOUNT                       OF THE FUND
                                                                                    SINCE                                  SINCE
SUBACCOUNT INVESTING IN:                                      1 YEAR     5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS COMMENCEMENT
           JANUS ASPEN SERIES
EJA          Aggressive Growth Portfolio: Service Shares
               (5/00; 9/93)(j)                                 (44.26%)       --%   (42.41%) (44.26%)  4.11%     --%       10.29%
EJT          Global Technology Portfolio: Service Shares
               (5/00; 1/00)(k)                                 (42.18)        --    (42.82)  (42.18)     --      --       (39.41)
EJG          Growth Portfolio: Service Shares (5/00; 9/93)(j)  (30.79)        --    (28.71)  (30.79)   5.27      --         9.07
EJI          International Growth Portfolio: Service Shares
               (5/00; 5/94)(j)                                 (29.44)        --    (30.14)  (29.44)   7.24      --        11.68
           JPMORGAN
EDE          U.S. Disciplined Equity Portfolio (9/99; 1/95)    (18.87)        --    (10.54)  (18.87)   4.98      --        10.88
           LAZARD RETIREMENT SERIES
ERQ          Equity Portfolio (9/99; 3/98)                     (14.80)        --     (5.80)  (14.80)     --      --        (0.55)
ERI          International Equity Portfolio (9/99; 9/98)       (30.02)        --    (15.36)  (30.02)     --      --        (5.29)
           MFS(R)
END          New Discovery Series - Initial Class (9/99; 5/98) (12.57)        --     12.40   (12.57)     --      --        11.43
ERS          Research Series - Initial Class (9/99; 7/95)      (27.44)        --     (9.09)  (27.44)   3.94      --         8.07
EUT          Utilities Series - Initial Class (9/99; 1/95)     (30.15)        --     (4.66)  (30.15)   7.91      --        12.66
           PUTNAM VARIABLE TRUST
EPG          Putnam VT Growth and Income Fund -
             Class IB Shares (10/98; 2/88)(l)                  (13.82)        --      2.60   (13.82)   5.25    9.81        10.79
EPL          Putnam VT International Growth Fund -
             Class IB Shares (9/99; 1/97)(l)                   (26.86)        --     (4.90)  (26.86)     --      --         6.94
EPN          Putnam VT International New Opportunities Fund -
             Class IB Shares (9/99; 1/97)(l)                   (34.25)        --    (18.08)  (34.25)     --      --        (2.20)
           ROYCE CAPITAL FUND
EMC          Micro-Cap Portfolio (9/99; 12/96)                  20.52         --     24.99    20.52   17.39      --        17.44
EPR          Small-Cap Portfolio (9/99; 12/96)                  11.90         --     24.31    11.90   14.76      --        15.05
           THIRD AVENUE
ETV          Value Portfolio (5/00; 9/99)                        4.72         --     20.33     4.72      --      --        23.06
           WANGER
EIC          International Small Cap (9/99; 5/95)              (27.36)        --     (8.81)  (27.36)   5.40      --        13.41
EUC          U.S. Smaller Companies (9/99; 5/95)                 2.48         --      8.50     2.48    9.82      --        16.10
             (previously Wanger U.S. Small Cap)

(a) Current applicable charges deducted from performance include a $30 annual contract administrative charge, a 1.25% annual mortality and expense risk fee, a 0.15% annual variable account administrative charge, a 0.35% annual Guaranteed Minimum Income Benefit Rider fee and applicable withdrawal charges. Premium taxes are not reflected in these total returns.


(b)  (Commencement date of the subaccount; Commencement date of the fund).


(c) Because Class B shares were not offered until Jan. 14, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(d) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(e) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(f) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.

(g) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(h) Subaccount had not commenced operations as of Dec. 31, 2001. Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance. FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

(i) CORE(SM) and Internet Tollkeeper Fund(SM) are service marks of Goldman, Sachs & Co.

(j) The returns shown for the Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(k) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(l) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

AVERAGE ANNUAL TOTAL RETURN(a) FOR ANNUITIES WITHOUT WITHDRAWAL AND SELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT RIDER FOR PERIODS ENDING DEC. 31, 2001


                                                                    PERFORMANCE OF                          PERFORMANCE
                                                                    THE SUBACCOUNT                          OF THE FUND
                                                                                    SINCE                                  SINCE
SUBACCOUNT INVESTING IN:                                         1 YEAR   5 YEARS COMMENCEMENT  1 YEAR 5 YEARS 10 YEARS COMMENCEMENT
           AXP(R) VARIABLE PORTFOLIO -
EVB          Blue Chip Advantage Fund (5/00; 9/99)(b)            (18.04%)    --%   (17.17%)    (18.04%)    --%     --%     (8.59%)
ESI          Bond Fund (2/95; 10/81)                               5.78    3.14      5.45        5.78    3.14    5.46       8.35
ECR          Capital Resource Fund (2/95; 10/81)                 (19.64)   3.36      6.04      (19.64)   3.36    4.92      10.10
EMS          Cash Management Fund (2/95; 10/81)                    1.91    3.08      3.11        1.91    3.08    2.62       4.51
EVD          Diversified Equity Income Fund (5/00; 9/99)           0.33      --      0.20        0.33      --      --       0.81
EIA          Extra Income Fund (8/99; 5/96)                        3.11      --     (3.45)       3.11    0.04      --       0.82
EVF          Federal Income Fund (5/00; 9/99)                      4.50      --      6.38        4.50      --      --       4.72
EVG          Growth Fund (5/00; 9/99)                            (32.30)     --    (33.80)     (32.30)     --      --     (17.54)
EMG          Managed Fund (2/95; 4/86)                           (12.22)   4.91      8.29      (12.22)   4.91    6.86       8.21
EGD          NEW DIMENSIONS FUND(R)(10/97; 5/96)                 (18.25)     --      5.46      (18.25)   7.94      --       8.83
EVS          Small Cap Advantage Fund (5/00; 9/99)                (8.22)     --     (5.66)      (8.22)     --      --       2.55
           AIM V.I.
ECA          Capital Appreciation Fund, Series I (8/99; 5/93)    (24.74)     --     (5.48)     (24.74)   4.15      --       9.80
ECD          Capital Development Fund, Series I (9/99; 5/98)      (9.75)     --     10.19       (9.75)     --      --       3.21
EVA          Premier Equity Fund, Series I (10/97; 5/93)         (14.21)     --      5.06      (14.21)   7.78      --      11.40
             (previously AIM V.I. Value Fund, Series I)
           ALLIANCE VP
EPP          Premier Growth Portfolio (Class B) (9/99; 6/92)(c)  (18.94)     --     (9.92)     (18.94)  10.52      --      13.63
ETC          Technology Portfolio (Class B) (9/99; 1/96)(d)      (26.88)     --     (9.43)     (26.88)  10.40      --      10.13
EHG          U.S. Government/High Grade
             Securities Portfolio (Class B) (9/99; 9/92)(e)        5.72      --      6.12        5.72    4.57      --       4.23
           BARON CAPITAL FUNDS TRUST
EAS          Baron Capital Asset Fund - Insurance Shares
              (9/99; 10/98)                                       10.39      --     10.70       10.39      --      --      21.09
           CREDIT SUISSE TRUST -
EEG          Emerging Growth Portfolio (9/99; 9/99)              (17.96)     --      2.60      (17.96)     --      --       1.88
           FIDELITY VIP
EFG          Growth & Income Portfolio (Service Class)
              (9/99; 12/96)(f)                                   (10.51)     --     (4.31)     (10.51)   7.62      --       7.62
EFM          Mid Cap Portfolio (Service Class)
               (9/99; 12/98)(f)                                   (5.10)     --     22.54       (5.10)     --      --      23.38
EFO          Overseas Portfolio (Service Class)
               (9/99; 1/87)(f)                                   (22.76)     --    (11.11)     (22.76)   0.84    3.99       4.16
           FTVIPT
ERE          Franklin Real Estate Fund - Class 2 (9/99; 1/89)(g)   6.00      --     14.20        6.00    4.09    9.52       8.31
EMU          Mutual Shares Securities Fund - Class 2
              (9/99; 11/96)(g)                                     5.17      --     10.38        5.17    8.25      --       8.67
WINT5        Templeton Foreign Securities Fund - Class 2
              (3/02; 5/92)(h)                                        --      --        --      (17.56)   2.78      --       7.73
EIS          Templeton International Smaller
             Companies Fund - Class 2 (9/99; 5/96)(g)             (4.38)     --     (1.38)      (4.38)  (1.18)     --       0.84
           GOLDMAN SACHS VIT
JCG          Capital Growth Fund (9/99; 4/98)                    (16.04)     --     (5.10)     (16.04)     --      --       1.69
JUS          CORE(SM) U.S. Equity Fund (9/99; 2/98)(i)           (13.55)     --     (6.28)     (13.55)     --      --       1.48
JGL          Global Income Fund (9/99; 1/98)                       2.97      --      4.44        2.97      --      --       3.41
JIF          International Equity Fund (9/99; 1/98)              (23.72)     --     (9.89)     (23.72)     --      --      (0.22)
EIT          Internet Tollkeeper Fund(SM) (5/00; 4/00)(i)        (34.99)     --    (39.28)     (34.99)     --      --     (39.02)

                                                                    PERFORMANCE OF                      PERFORMANCE
                                                                    THE SUBACCOUNT                      OF THE FUND
                                                                                   SINCE                                  SINCE
SUBACCOUNT INVESTING IN:                                       1 YEAR   5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS  COMMENCEMENT
           JANUS ASPEN SERIES
EJA          Aggressive Growth Portfolio: Service Shares
              (5/00; 9/93)(j)                                  (40.82%)   --%      (40.19%)  (40.82%)  4.95%    --%        10.29%
EJT          Global Technology Portfolio: Service Shares
              (5/00; 1/00)(k)                                  (38.58)    --       (40.61)   (38.58)     --     --        (37.55)
EJG          Growth Portfolio: Service Shares (5/00; 9/93)(j)  (26.33)    --       (25.95)   (26.33)   6.07     --          9.07
EJI          International Growth Portfolio: Service Shares
              (5/00; 5/94)(j)                                  (24.88)    --       (27.41)   (24.88)   7.99     --         11.68
           JPMORGAN
EDE          U.S. Disciplined Equity Portfolio (9/99; 1/95)    (13.52)    --        (8.31)   (13.52)   5.79     --         11.03
           LAZARD RETIREMENT SERIES
ERQ          Equity Portfolio (9/99; 3/98)                      (9.14)    --        (3.45)    (9.14)     --     --          0.91
ERI          International Equity Portfolio (9/99; 9/98)       (25.51)    --       (13.26)   (25.51)     --     --         (3.70)
           MFS(R)
END          New Discovery Series - Initial Class (9/99; 5/98)  (6.74)    --        14.64     (6.74)     --     --         12.64
ERS          Research Series - Initial Class (9/99; 7/95)      (22.73)    --        (6.82)   (22.73)   4.79     --          8.27
EUT          Utilities Series - Initial Class (9/99; 1/95)     (25.65)    --        (2.30)   (25.65)   8.64     --         12.80
           PUTNAM VARIABLE TRUST
EPG          Putnam VT Growth and Income Fund -
             Class IB Shares (10/98; 2/88)(l)                   (8.08)    --         4.32     (8.08)   6.05   9.81         10.79
EPL          Putnam VT International Growth Fund -
             Class IB Shares (9/99; 1/97)(l)                   (22.11)    --        (2.54)   (22.11)     --     --          7.69
EPN          Putnam VT International New Opportunities Fund -
             Class IB Shares (9/99; 1/97)(l)                   (30.06)    --       (16.05)   (30.06)     --     --         (1.34)
           ROYCE CAPITAL FUND
EMC          Micro-Cap Portfolio (9/99; 12/96)                  27.52     --        26.95     27.52   17.91     --         17.85
EPR          Small-Cap Portfolio (9/99; 12/96)                  18.90     --        26.28     18.90   15.33     --         15.50
           THIRD AVENUE
ETV          Value Portfolio (5/00; 9/99)                       11.72     --        24.01     11.72      --     --         25.06
           WANGER
EIC          International Small Cap (9/99; 5/95)              (22.64)    --        (6.53)   (22.64)   6.20     --         13.56
EUC          U.S. Smaller Companies (9/99; 5/95)                 9.45     --        10.84      9.45   10.50     --         16.23
             (previously Wanger U.S. Small Cap)

(a) Current applicable charges deducted from performance include a $30 annual contract administrative charge, a 1.25% annual mortality and expense risk fee, a 0.15% annual variable account administrative charge and a 0.35% annual Guaranteed Minimum Income Benefit Rider fee. Premium taxes are not reflected in these total returns.

(b)  Commencement date of the subaccount; Commencement date of the fund).

(c) Because Class B shares were not offered until Jan. 14, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(d) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(e) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(f) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.

(g) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(h) Subaccount had not commenced operations as of Dec. 31, 2001. Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance. FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

(i) CORE(SM) and Internet Tollkeeper Fund(SM) are service marks of Goldman, Sachs & Co.

(j) The returns shown for the Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(k) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(l) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

AVERAGE ANNUAL TOTAL RETURN(a) FOR ANNUITIES WITH WITHDRAWAL FOR PERIODS ENDING DEC. 31, 2001


                                                                       PERFORMANCE OF                       PERFORMANCE
                                                                       THE SUBACCOUNT                       OF THE FUND
                                                                                     SINCE                                 SINCE
SUBACCOUNT  INVESTING IN:                                         1 YEAR  5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS COMMENCEMENT
            AXP(R) VARIABLE PORTFOLIO -
EVB           Blue Chip Advantage Fund (5/00; 9/99)(b)            (22.75%)    --%   (19.96%)   (22.75%)    --%     --%    (10.46%)
ESI           Bond Fund (2/95; 10/81)                              (0.60)   2.60      5.59      (0.60)   2.60    5.81       8.70
ECR           Capital Resource Fund (2/95; 10/81)                 (24.24)   2.83      6.19     (24.24)   2.83    5.27      10.45
EMS           Cash Management Fund (2/95; 10/81)                   (4.20)   2.54      3.22      (4.20)   2.54    2.97       4.86
EVD           Diversified Equity Income Fund (5/00; 9/99)          (5.67)     --     (3.27)     (5.67)     --      --      (1.26)
EIA           Extra Income Fund (8/99; 5/96)                       (3.08)     --     (5.36)     (3.08)  (0.53)     --       0.52
EVF           Federal Income Fund (5/00; 9/99)                     (1.79)     --      2.66      (1.79)     --      --       2.58
EVG           Growth Fund (5/00; 9/99)                            (36.01)     --    (35.93)    (36.01)     --      --     (19.20)
EMG           Managed Fund (2/95; 4/86)                           (17.34)   4.44      8.46     (17.34)   4.44    7.21       8.56
EGD           NEW DIMENSIONS FUND(R)(10/97; 5/96)                 (22.95)     --      4.79     (22.95)   7.55      --       8.71
EVS           Small Cap Advantage Fund (5/00; 9/99)               (13.62)     --     (8.92)    (13.62)     --      --       0.40
            AIM V.I.
ECA           Capital Appreciation Fund, Series I (8/99; 5/93)    (28.98)     --     (7.35)    (28.98)   3.65      --      10.15
ECD           Capital Development Fund, Series I (9/99; 5/98)     (15.04)     --      8.19     (15.04)     --      --       2.05
EVA           Premier Equity Fund, Series I (10/97; 5/93)         (19.19)     --      4.38     (19.19)   7.39      --      11.75
              (previously AIM V.I. Value Fund, Series I)
            ALLIANCE VP
EPP           Premier Growth Portfolio (Class B) (9/99; 6/92)(c)  (23.59)     --    (11.78)    (23.59)  10.20      --      13.98
ETC           Technology Portfolio (Class B) (9/99; 1/96)(d)      (30.97)     --    (11.33)    (30.97)  10.07      --      10.07
EHG           U.S. Government/High Grade
              Securities Portfolio (Class B) (9/99; 9/92)(e)       (0.66)     --      4.01      (0.66)   4.09      --       4.58
            BARON CAPITAL FUNDS TRUST
EAS           Baron Capital Asset Fund - Insurance Shares
               (9/99; 10/98)                                        3.74      --      8.71       3.74      --      --      20.23
            CREDIT SUISSE TRUST -
EEG           Emerging Growth Portfolio (9/99; 9/99)              (22.68)     --      0.42     (22.68)     --      --      (0.25)
            FIDELITY VIP
EFG           Growth & Income Portfolio (Service Class)
               (9/99; 12/96)(f)                                   (15.74)     --     (6.30)    (15.74)   7.22      --       7.22
EFM           Mid Cap Portfolio (Service Class) (9/99; 12/98)(f)  (10.71)     --     20.84     (10.71)     --      --      22.41
EFO           Overseas Portfolio (Service Class) (9/99; 1/87)(f)  (27.14)     --    (12.93)    (27.14)   0.29    4.34       4.51
            FTVIPT
ERE           Franklin Real Estate Fund - Class 2 (9/99; 1/89)(g)  (0.40)     --     12.31      (0.40)   3.59    9.87       8.66
EMU           Mutual Shares Securities Fund - Class 2
               (9/99; 11/96)(g)                                    (1.17)     --      8.38      (1.17)   7.87      --       8.47
WINT5         Templeton Foreign Securities Fund - Class 2
               (3/02; 5/92)(h)                                        --      --        --     (22.31)   2.23      --       8.08
EIS           Templeton International Smaller
              Companies Fund - Class 2 (9/99; 5/96)(g)            (10.05)     --     (3.45)    (10.05)  (1.73)     --       0.54
            GOLDMAN SACHS VIT
JCG           Capital Growth Fund (9/99; 4/98)                    (20.89)     --     (7.07)    (20.89)     --      --       0.53
JUS           CORE(SM) U.S. Equity Fund (9/99; 2/98)(i)           (18.58)     --     (8.22)    (18.58)     --      --       0.39
JGL           Global Income Fund (9/99; 1/98)                      (3.22)     --      2.27      (3.22)     --      --       2.37
JIF           International Equity Fund (9/99; 1/98)              (28.04)     --    (11.74)    (28.04)     --      --      (1.22)
EIT           Internet Tollkeeper Fund(SM) (5/00; 4/00)(i)        (38.52)     --    (41.19)    (38.52)     --      --     (40.91)

                                                                   PERFORMANCE OF                       PERFORMANCE
                                                                   THE SUBACCOUNT                       OF THE FUND
                                                                                    SINCE                                 SINCE
SUBACCOUNT  INVESTING IN:                                       1 YEAR   5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS COMMENCEMENT
            JANUS ASPEN SERIES
EJA           Aggressive Growth Portfolio: Service Shares
                (5/00; 9/93)(j)                                 (43.94%)    --%    (42.07%)  (43.94%)  4.47%     --%      10.64%
EJT           Global Technology Portfolio: Service Shares
                (5/00; 1/00)(k)                                 (41.85)     --     (42.48)   (41.85)     --      --      (39.08)
EJG           Growth Portfolio: Service Shares (5/00; 9/93)(j)  (30.46)     --     (28.38)   (30.46)   5.63      --        9.42
EJI           International Growth Portfolio: Service Shares
                (5/00; 5/94)(j)                                 (29.12)     --     (29.80)   (29.12)   7.60      --       12.03
            JPMORGAN
EDE           U.S. Disciplined Equity Portfolio (9/99; 1/95)    (18.55)     --     (10.20)   (18.55)   5.34      --       11.23
            LAZARD RETIREMENT SERIES
ERQ           Equity Portfolio (9/99; 3/98)                     (14.48)     --      (5.46)   (14.48)     --      --       (0.21)
ERI           International Equity Portfolio (9/99; 9/98)       (29.70)     --     (15.01)   (29.70)     --      --       (4.95)
            MFS(R)
END           New Discovery Series - Initial Class (9/99; 5/98) (12.24)     --      12.75    (12.24)     --      --       11.79
ERS           Research Series - Initial Class (9/99; 7/95)      (27.12)     --      (8.75)   (27.12)   4.30      --        8.42
EUT           Utilities Series - Initial Class (9/99; 1/95)     (29.83)     --      (4.32)   (29.83)   8.27      --       13.01
            PUTNAM VARIABLE TRUST
EPG           Putnam VT Growth and Income Fund -
              Class IB Shares (10/98; 2/88)(l)                  (13.49)     --       2.96    (13.49)   5.61   10.16       11.14
EPL           Putnam VT International Growth Fund -
              Class IB Shares (9/99; 1/97)(l)                   (26.53)     --      (4.56)   (26.53)     --      --        7.30
EPN           Putnam VT International New Opportunities Fund -
              Class IB Shares (9/99; 1/97)(l)                   (33.93)     --     (17.74)   (33.93)     --      --       (1.86)
            ROYCE CAPITAL FUND
EMC           Micro-Cap Portfolio (9/99; 12/96)                  20.87      --      25.34     20.87   17.75      --       17.79
EPR           Small-Cap Portfolio (9/99; 12/96)                  12.25      --      24.66     12.25   15.12      --       15.41
            THIRD AVENUE
ETV           Value Portfolio (5/00; 9/99)                        5.07      --      20.69      5.07      --      --       23.42
            WANGER
EIC           International Small Cap (9/99; 5/95)              (27.03)     --      (8.47)   (27.03)   5.76      --       13.76
EUC           U.S. Smaller Companies (9/99; 5/95)                 2.81      --       8.86      2.81   10.18      --       16.45
              (previously Wanger U.S. Small Cap)

(a) Current applicable charges deducted from performance include a $30 annual contract administrative charge, a 1.25% annual mortality and expense risk fee, a 0.15% annual variable account administrative charge and applicable withdrawal charges. Premium taxes are not reflected in these total returns.


(b)  Commencement date of the subaccount; Commencement date of the fund).


(c) Because Class B shares were not offered until Jan. 14, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(d) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(e) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(f) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.

(g) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(h) Subaccount had not commenced operations as of Dec. 31, 2001. Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance. FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

(i) CORE(SM) and Internet Tollkeeper Fund(SM) are service marks of Goldman, Sachs & Co.

(j) The returns shown for the Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(k) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(l) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

AVERAGE ANNUAL TOTAL RETURN(a) FOR ANNUITIES WITHOUT WITHDRAWAL FOR PERIODS ENDING DEC. 31, 2001


                                                                    PERFORMANCE OF                       PERFORMANCE
                                                                    THE SUBACCOUNT                       OF THE FUND
                                                                                     SINCE                                 SINCE
SUBACCOUNT INVESTING IN:                                         1 YEAR   5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS COMMENCEMENT
           AXP(R) VARIABLE PORTFOLIO -
EVB          Blue Chip Advantage Fund (5/00; 9/99)(b)            (17.69% )   --%   (16.82%)   (17.69%)    --%      --%     (8.24%)
ESI          Bond Fund (2/95; 10/81)                               6.13    3.49      5.80       6.13    3.49     5.81       8.70
ECR          Capital Resource Fund (2/95; 10/81)                 (19.29)   3.71      6.39     (19.29)   3.71     5.27      10.45
EMS          Cash Management Fund (2/95; 10/81)                    2.26    3.43      3.46       2.26    3.43     2.97       4.86
EVD          Diversified Equity Income Fund (5/00; 9/99)           0.68      --      0.55       0.68      --       --       1.18
EIA          Extra Income Fund (8/99; 5/96)                        3.46      --     (3.10)      3.46    0.39       --       1.17
EVF          Federal Income Fund (5/00; 9/99)                      4.85      --      6.73       4.85      --       --       5.07
EVG          Growth Fund (5/00; 9/99)                            (31.95)     --    (33.45)    (31.95)     --       --     (17.19)
EMG          Managed Fund (2/95; 4/86)                           (11.87)   5.26      8.64     (11.87)   5.26     7.21       8.56
EGD          NEW DIMENSIONS FUND(R)(10/97; 5/96)                 (17.90)     --      5.81     (17.90)   8.29       --       9.18
EVS          Small Cap Advantage Fund (5/00; 9/99)                (7.87)     --     (5.31)     (7.87)     --       --       2.90
           AIM V.I.
ECA          Capital Appreciation Fund, Series I (8/99; 5/93)    (24.39)     --     (5.13)    (24.39)   4.50       --      10.15
ECD          Capital Development Fund, Series I (9/99; 5/98)      (9.40)     --     10.54      (9.40)     --       --       3.56
EVA          Premier Equity Fund, Series I (10/97; 5/93)         (13.86)     --      5.41     (13.86)   8.13       --      11.75
             (previously AIM V.I. Value Fund, Series I)
           ALLIANCE VP
EPP          Premier Growth Portfolio (Class B) (9/99; 6/92)(c)  (18.59)     --     (9.57)    (18.59)  10.87       --      13.98
ETC          Technology Portfolio (Class B) (9/99; 1/96)(d)      (26.53)     --     (9.08)    (26.53)  10.75       --      10.48
EHG          U.S. Government/High Grade
             Securities Portfolio (Class B) (9/99; 9/92)(e)        6.07      --      6.47       6.07    4.92       --       4.58
           BARON CAPITAL FUNDS TRUST
EAS          Baron Capital Asset Fund - Insurance Shares
              (9/99; 10/98)                                       10.74      --     11.05      10.74      --       --      21.44
           CREDIT SUISSE TRUST -
EEG          Emerging Growth Portfolio (9/99; 9/99)              (17.61)     --      2.95     (17.61)     --       --       2.23
           FIDELITY VIP
EFG          Growth & Income Portfolio (Service Class)
              (9/99; 12/96)(f)                                   (10.16)     --     (3.96)    (10.16)   7.97       --       7.97
EFM          Mid Cap Portfolio (Service Class) (9/99; 12/98)(f)   (4.75)     --     22.89      (4.75)     --       --      23.73
EFO          Overseas Portfolio (Service Class) (9/99; 1/87)(f)  (22.41)     --    (10.76)    (22.41)   1.19     4.34       4.51
           FTVIPT
ERE          Franklin Real Estate Fund - Class 2 (9/99; 1/89)(g)   6.35      --     14.55       6.35    4.44     9.87       8.66
EMU          Mutual Shares Securities Fund - Class 2
              (9/99; 11/96)(g)                                     5.52      --     10.73       5.52    8.60       --       9.02
WINT5        Templeton Foreign Securities Fund - Class 2
               (3/02; 5/92)(h)                                       --      --        --     (17.21)   3.13       --       8.08
EIS          Templeton International Smaller
             Companies Fund - Class 2 (9/99; 5/96)(g)             (4.03)     --     (1.03)     (4.03)  (0.83)      --       1.19
           GOLDMAN SACHS VIT
JCG          Capital Growth Fund (9/99; 4/98)                    (15.69)     --     (4.75)    (15.69)     --       --       2.04
JUS          CORE(SM) U.S. Equity Fund (9/99; 2/98)(i)           (13.20)     --     (5.93)    (13.20)     --       --       1.83
JGL          Global Income Fund (9/99; 1/98)                       3.32      --      4.79       3.32      --       --       3.76
JIF          International Equity Fund (9/99; 1/98)              (23.37)     --     (9.54)    (23.37)     --       --       0.13
EIT          Internet Tollkeeper Fund(SM) (5/00; 4/00)(i)        (34.64)     --    (38.93)    (34.64)     --       --     (38.67)

                                                                   PERFORMANCE OF                      PERFORMANCE
                                                                   THE SUBACCOUNT                      OF THE FUND
                                                                                   SINCE                                  SINCE
SUBACCOUNT INVESTING IN:                                       1 YEAR   5 YEARS COMMENCEMENT 1 YEAR  5 YEARS 10 YEARS  COMMENCEMENT
           JANUS ASPEN SERIES
EJA          Aggressive Growth Portfolio: Service Shares
              (5/00; 9/93)(j)                                  (40.47%)    --%    (39.84%)  (40.47%)  5.30%     --%       10.64%
EJT          Global Technology Portfolio: Service Shares
              (5/00; 1/00)(k)                                  (38.23)     --     (40.26)   (38.23)     --      --       (37.20)
EJG          Growth Portfolio: Service Shares (5/00; 9/93)(j)  (25.98)     --     (25.60)   (25.98)   6.42      --         9.42
EJI          International Growth Portfolio: Service Shares
              (5/00; 5/94)(j)                                  (24.53)     --     (27.06)   (24.53)   8.34      --        12.03
           JPMORGAN
EDE          U.S. Disciplined Equity Portfolio (9/99; 1/95)    (13.17)     --      (7.96)   (13.17)   6.14      --        11.38
           LAZARD RETIREMENT SERIES
ERQ          Equity Portfolio (9/99; 3/98)                      (8.79)     --      (3.10)    (8.79)     --      --         1.26
ERI          International Equity Portfolio (9/99; 9/98)       (25.16)     --     (12.91)   (25.16)     --      --        (3.35)
           MFS(R)
END          New Discovery Series - Initial Class (9/99; 5/98)  (6.39)     --      14.99     (6.39)     --      --        12.99
ERS          Research Series - Initial Class (9/99; 7/95)      (22.38)     --      (6.47)   (22.38)   5.14      --         8.62
EUT          Utilities Series - Initial Class (9/99; 1/95)     (25.30)     --      (1.95)   (25.30)   8.99      --        13.15
           PUTNAM VARIABLE TRUST
EPG          Putnam VT Growth and Income Fund -
             Class IB Shares (10/98; 2/88)(l)                   (7.73)     --       4.67     (7.73)   6.40   10.16        11.14
EPL          Putnam VT International Growth Fund -
             Class IB Shares (9/99; 1/97)(l)                   (21.76)     --      (2.19)   (21.76)     --      --         8.04
EPN          Putnam VT International New Opportunities Fund -
             Class IB Shares (9/99; 1/97)(l)                   (29.71)     --     (15.70)   (29.71)     --      --        (0.99)
           ROYCE CAPITAL FUND
EMC          Micro-Cap Portfolio (9/99; 12/96)                  27.87      --      27.30     27.87   18.26      --        18.20
EPR          Small-Cap Portfolio (9/99; 12/96)                  19.25      --      26.63     19.25   15.68      --        15.85
           THIRD AVENUE
ETV          Value Portfolio (5/00; 9/99)                       12.07      --      24.36     12.07      --      --        25.41
           WANGER
EIC          International Small Cap (9/99; 5/95)              (22.29)     --      (6.18)   (22.29)   6.55      --        13.91
EUC          U.S. Smaller Companies (9/99; 5/95)                 9.80      --      11.19      9.80   10.85      --        16.58
             (previously Wanger U.S. Small Cap)

(a) Current applicable charges deducted from performance include a $30 annual contract administrative charge, a 1.25% annual mortality and expense risk fee and a 0.15% annual variable account administrative charge. Premium taxes are not reflected in these total returns.


(b)  Commencement date of the subaccount; Commencement date of the fund).


(c) Because Class B shares were not offered until Jan. 14, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Jan. 14, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(d) Because Class B shares were not offered until Sept. 22, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning Sept. 22, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(e) Because Class B shares were not offered until June 2, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 2, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(f) Initial offering of the Service Class of each fund took place on Nov. 3, 1997 (except VIP Mid Cap which took place on Dec. 28, 1998). Returns prior to Nov. 3, 1997 (or Dec. 28, 1998 for VIP Mid Cap) are those of the Initial Class, which has no 12b-1 fee. If Service Class's 12b-1 fee of 0.10% had been reflected, returns prior to Nov. 3, 1997 would have been lower.

(g) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(h) Subaccount had not commenced operations as of Dec. 31, 2001. Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 Fund performance reflects an additional 12b-1 fee expense which also affects future performance. FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into this fund as of April 30, 2002.

(i) CORE(SM) and Internet Tollkeeper Fund(SM) are service marks of Goldman, Sachs & Co.

(j) The returns shown for the Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares. In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(k) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(l) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the cumulative change in value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute cumulative total return using the following formula:

                                     ERV - P
                                     -------
                                        P

where:            P =  a hypothetical initial payment of $1,000
                ERV =  Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof).

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the subaccount).

We may also show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges including the annual contract administrative charge, the variable account administrative charge, the Guaranteed Minimum Income Benefit Rider fee, the 8% Performance Credit Rider fee and the mortality and expense risk fee.


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN A MONEY MARKET FUND


ANNUALIZED SIMPLE YIELD

For a subaccount investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

(b)  less a pro rata share of the subaccount expenses accrued over the period;

(c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

(d)  raising the base period return to the power of 365/7.

The subaccount's value includes:

-    any declared dividends,

- the value of any shares purchased with dividends paid during the period, and

-    any dividends declared for such shares.

It does not include:

-    the effect of any applicable withdrawal charge, or

-    any realized or unrealized gains or losses.

ANNUALIZED COMPOUND YIELD

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 ] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the contract provides.


ANNUALIZED YIELD BASED ON THE SEVEN-DAY PERIOD ENDING DEC. 31, 2001


SUBACCOUNT              INVESTING IN:                                             SIMPLE YIELD               COMPOUND YIELD
EMS                     AXP(R) Variable Portfolio - Cash Management Fund             0.21%                        0.21%


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN AN INCOME FUND


For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                  YIELD = 2[(a - b + 1)TO THE POWER OF 6 - 1]
                             -----
                              cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period  that were entitled to receive dividends
              d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

ANNUALIZED YIELD BASED ON THE 30-DAY PERIOD ENDING DEC. 31, 2001

SUBACCOUNT            INVESTING IN:                                          SIMPLE YIELD
ESI                   AXP(R) Variable Portfolio - Bond Fund                      5.67%
EIA                   AXP(R) Variable Portfolio - Extra Income Fund             10.99
EVF                   AXP(R) Variable Portfolio - Federal Income Fund            5.65

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

     The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.


CALCULATING ANNUITY PAYOUTS


THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract on the valuation date and then deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-    the annuity unit value on the valuation date; by

-    the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

-    the net investment factor; and

-    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per-share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable subaccount.

THE ONE-YEAR FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your one-year fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES


We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the contract. This information relates only to our general account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.

For detailed information on the agency ratings given to American Enterprise Life, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                           www.ambest.com

Fitch                               www.fitchratings.com

Moody's                             www.moodys.com/insurance

A.M. Best-- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.


PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA) serves as principal underwriter for the contract, which it offers on a continuous basis. AEFA is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. AEFA is an affiliate of ours. The contract is offered to the public through certain securities broker-dealers and through entities that may offer the contract but are exempt from registration that have entered into selling agreements with AEFA and whose personnel are legally authorized to sell annuity products. Both AEFA and American Enterprise Life are ultimately controlled by American Express Company. The principal business address of AEFA is the same as ours. American Enterprise Life currently pays AEFA underwriting commissions for its role as principal underwriter of all variable annuities associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid to AEFA in its role as principal underwriter has been: 2001: $22,055,827; 2000: $32,468,381; and 1999:
$5,924,368. AEFA retains no underwriting commission from the sale of the contract.


INDEPENDENT AUDITORS


The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the individual statements of assets and liabilities of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Signature Variable Annuity(R) (comprised of subaccounts EVB, ESI, ECR, EMS, EVD, EIA, EVF, EVG, EMG, EGD, EVS, ECA, ECD, EVA, EPP, ETC, EHG, EAS, EEG, EFG, EFM, EFO, ERE, EMU, EIS, JCG, JUS, JGL, JIF, EIT, EJA, EJT, EJG, EJI, EDE, ERQ, ERI, END, ERS, EUT, EPG, EPL, EPN, EMC, EPR, ETV, EIC and EUC) as of December 31, 2001, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Signature Variable Annuity(R) at December 31, 2001, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP


Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------------------------
DECEMBER 31, 2001                                          EVB         ESI           ECR            EMS         EVD        EIA
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                              $496,123   $13,766,541   $12,388,201   $10,636,787   $146,235   $5,093,691
                                                         --------------------------------------------------------------------------
    at market value                                      $424,633   $13,100,494   $ 9,216,163   $10,636,500   $147,876   $5,000,906
Dividends receivable                                           --        61,562            --        17,272         --       46,833
Accounts receivable from American Enterprise Life for
contract purchase payments                                  3,000            --            --            --         --        6,993
Receivable from mutual funds and portfolios for
share redemptions                                              --            --            --            --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                              427,633    13,162,056     9,216,163    10,653,772    147,876    5,054,732
===================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                            449        14,023         9,817        12,144        156        5,502
    Issue and administrative fee                               54         1,683         1,177         1,457         19          660
    Contract terminations                                      --        24,012           888        14,931         --           --
Payable to mutual funds and portfolios for
investments purchased                                          --            --            --            --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             503        39,718        11,882        28,532        175        6,162
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period 427,130    13,108,485     9,198,516    10,625,231    147,701    5,048,570
Net assets applicable to contracts in payment period           --        13,853         5,765             9         --           --
===================================================================================================================================
Total net assets                                         $427,130   $13,122,338   $ 9,204,281   $10,625,240   $147,701   $5,048,570
===================================================================================================================================
Accumulation units outstanding                            583,875     8,923,249     6,018,616     8,408,678    146,617    5,448,890
===================================================================================================================================
Net asset value per accumulation unit                    $   0.73   $      1.47   $      1.53   $      1.26   $   1.01   $     0.93
===================================================================================================================================


See accompanying notes to financial statements.

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                  ----------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                       EVF        EVG        EMG        EGD         EVS       ECA
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                       $283,771   $170,449  $13,404,266  $6,418,939 $60,134  $5,732,675
                                                                  ----------------------------------------------------------------
    at market value                                               $287,261   $114,743  $11,280,845  $5,323,764 $60,032  $4,056,971
Dividends receivable                                                 1,339         --           --          --      --          --
Accounts receivable from American Enterprise Life for contract
    purchase payments                                                  428         --           --      52,906     317          --
Receivable from mutual funds and portfolios for share redemptions       --         --           --          --      --       7,220
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                       289,028    114,743   11,280,845   5,376,670  60,349   4,064,191
==================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                                     305        121       11,995       5,654      64       4,258
    Issue and administrative fee                                        37         15        1,439         678       8         511
    Contract terminations                                               --         --          268          --      --       2,451
Payable to mutual funds and portfolios for investments purchased        --         --           --          --      --          --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                      342        136       13,702       6,332      72       7,220
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period          288,686    114,607   11,254,761   5,370,338  60,277   4,056,971
Net assets applicable to contracts in payment period                    --         --       12,382          --      --          --
==================================================================================================================================
Total net assets                                                  $288,686   $114,607  $11,267,143  $5,370,338 $60,277  $4,056,971
==================================================================================================================================
Accumulation units outstanding                                     259,121    228,411    6,403,672   4,236,699  66,239   4,269,369
==================================================================================================================================
Net asset value per accumulation unit                             $   1.11   $   0.50  $      1.76  $     1.27 $  0.91  $     0.95
==================================================================================================================================


See accompanying notes to financial statements.

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                 ECD         EVA           EPP         ETC          EHG         EAS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $790,096   $18,489,891   $2,588,060  $2,692,370   $1,456,176   $713,869
                                                            -----------------------------------------------------------------------
    at market value                                         $729,621   $14,616,875   $2,021,153  $1,554,637   $1,484,994   $781,247
Dividends receivable                                              --            --           --          --           --         --
Accounts receivable from American Enterprise Life for
contract purchase payments                                     1,200         2,154        6,771         392        2,099         --
Receivable from mutual funds and portfolios for share
redemptions                                                      862        17,395        2,374       1,848        1,740        921
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 731,683    14,636,424    2,030,298   1,556,877    1,488,833    782,168
===================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                               770        15,531        2,120       1,650        1,554        822
    Issue and administrative fee                                  92         1,864          254         198          186         99
    Contract terminations                                         --            --           --          --           --         --
Payable to mutual funds and portfolios for
investments purchased                                          1,200         2,154        6,771         392        2,099         --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              2,062        19,549        9,145       2,240        3,839        921
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period    729,621    14,606,088    2,021,153   1,554,637    1,484,994    781,247
Net assets applicable to contracts in payment period              --        10,787           --          --           --         --
===================================================================================================================================
Total net assets                                            $729,621   $14,616,875   $2,021,153  $1,554,637   $1,484,994   $781,247
===================================================================================================================================
Accumulation units outstanding                               591,916    11,706,176    2,573,940   1,958,182    1,282,314    617,008
===================================================================================================================================
Net asset value per accumulation unit                       $   1.23   $      1.25   $     0.79  $     0.79   $     1.16   $   1.27
===================================================================================================================================


See accompanying notes to financial statements.

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                          -------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                EEG        EFG          EFM         EFO        ERE        EMU
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                               $149,028   $1,699,564   $3,240,636   $571,253   $412,807   $681,235
                                                          -------------------------------------------------------------------
    at market value                                       $131,251   $1,507,872   $3,344,634   $403,536   $433,717   $673,880
Dividends receivable                                            --           --           --         --         --         --
Accounts receivable from American Enterprise Life for
contract purchase payments                                   1,200           --        4,057      2,097      2,130     28,144
Receivable from mutual funds and portfolios for share
redemptions                                                    154        1,795        3,873        480        508        746
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                               132,605    1,509,667    3,352,564    406,113    436,355    702,770
=============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                             137        1,591        3,458        429        454        666
    Issue and administrative fee                                17          191          415         51         54         80
    Contract terminations                                       --           13           --         --         --         --
Payable to mutual funds and portfolios for investments
purchased                                                    1,200           --        4,057      2,097      2,130     28,144
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            1,354        1,795        7,930      2,577      2,638     28,890
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period  131,251    1,507,872    3,344,634    403,536    433,717    673,880
Net assets applicable to contracts in payment period            --           --           --         --         --         --
=============================================================================================================================
Total net assets                                          $131,251   $1,507,872   $3,344,634   $403,536   $433,717   $673,880
=============================================================================================================================
Accumulation units outstanding                             124,968    1,677,997    2,142,150    528,603    325,305    546,335
=============================================================================================================================
Net asset value per accumulation unit                     $   1.05   $     0.90   $     1.56   $   0.76   $   1.33   $   1.23
=============================================================================================================================


See accompanying notes to financial statements.

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                 EIS        JCG         JUS        JGL        JIF        EIT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $178,852   $691,110   $1,229,315   $954,199   $87,780   $229,935
                                                            ----------------------------------------------------------------
    at market value                                         $171,057   $553,639   $1,028,024   $929,472   $69,980   $149,146
Dividends receivable                                              --         --           --         --        --         --
Accounts receivable from American Enterprise Life for
contract purchase payments                                       111         --        2,481      2,254     1,674         --
Receivable from mutual funds and portfolios for share
redemptions                                                      202        655        1,299      1,103        89        181
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                 171,370    554,294    1,031,804    932,829    71,743    149,327
============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                               180        582        1,160        985        79        162
    Issue and administrative fee                                  22         70          139        118        10         19
    Contract terminations                                         --          3           --         --        --         --
Payable to mutual funds and portfolios for
investments purchased                                             --         --        2,481      2,254     1,674         --
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                202        655        3,780      3,357     1,763        181
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period    171,168    553,639    1,028,024    929,472    69,980    149,146
Net assets applicable to contracts in payment period              --         --           --         --        --         --
============================================================================================================================
Total net assets                                            $171,168   $553,639   $1,028,024   $929,472   $69,980   $149,146
============================================================================================================================
Accumulation units outstanding                               179,169    626,229    1,182,703    862,477    84,129    339,133
============================================================================================================================
Net asset value per accumulation unit                       $   0.96   $   0.88   $     0.87   $   1.08   $  0.83   $   0.44
============================================================================================================================


See accompanying notes to financial statements.

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                            ---------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                  EJA        EJT         EJG          EJI         EDE         ERQ
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $1,496,460   $706,173   $2,951,578   $1,207,870   $675,337   $179,458
                                                            ---------------------------------------------------------------------
    at market value                                         $  926,422   $369,366   $2,048,552   $1,033,685   $568,963   $152,822
Dividends receivable                                                --         --           --           --         --         --
Accounts receivable from American Enterprise Life for
contract purchase payments                                          --         --          128           --         --         --
Receivable from mutual funds and portfolios for
share redemptions                                                1,123        455        2,365        1,245        698        182
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   927,545    369,821    2,051,045    1,034,930    569,661    153,004
=================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                               1,003        406        2,112        1,112        621        163
    Issue and administrative fee                                   120         49          253          133         74         19
    Contract terminations                                           --         --           --           --          3         --
Payable to mutual funds and portfolios for
investments purchased                                               --         --          128           --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                1,123        455        2,493        1,245        698        182
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period      926,422    369,366    2,048,552    1,033,685    568,963    152,822
Net assets applicable to contracts in payment period                --         --           --           --         --         --
=================================================================================================================================
Total net assets                                            $  926,422   $369,366   $2,048,552   $1,033,685   $568,963   $152,822
=================================================================================================================================
Accumulation units outstanding                               2,218,057    878,302    3,384,901    1,718,972    699,688    168,271
=================================================================================================================================
Net asset value per accumulation unit                       $     0.42   $   0.42   $     0.61   $     0.60   $   0.81   $   0.91
=================================================================================================================================


See accompanying notes to financial statements.

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                          ------------------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                               ERI         END         ERS          EUT         EPG          EPL
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                               $69,371   $2,206,260   $2,193,474   $3,358,448   $8,106,342   $2,121,939
                                                          ------------------------------------------------------------------------
    at market value                                       $58,896   $1,999,202   $1,585,071   $2,419,543   $7,289,538   $1,651,442
Dividends receivable                                           --           --           --           --           --           --
Accounts receivable from American Enterprise Life
for contract purchase payments                                 --        1,495        2,325        4,054        5,678       21,233
Receivable from mutual funds and portfolios for
share redemptions                                              69        2,315        1,909        2,866        8,628        1,856
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                               58,965    2,003,012    1,589,305    2,426,463    7,303,844    1,674,531
==================================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                             62        2,067        1,704        2,559        7,704        1,657
    Issue and administrative fee                                7          248          205          307          924          199
    Contract terminations                                      --           --           --           --           --           --
Payable to mutual funds and portfolios for
investments purchased                                          --        1,495        2,325        4,054        5,678       21,233
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              69        3,810        4,234        6,920       14,306       23,089
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period  58,896    1,999,202    1,585,071    2,419,543    7,289,538    1,651,442
Net assets applicable to contracts in payment period           --           --           --           --           --           --
==================================================================================================================================
Total net assets                                          $58,896   $1,999,202   $1,585,071   $2,419,543   $7,289,538   $1,651,442
==================================================================================================================================
Accumulation units outstanding                             82,265    1,506,200    1,872,651    2,549,972    6,280,095    1,775,441
==================================================================================================================================
Net asset value per accumulation unit                     $  0.72   $     1.33   $     0.85   $     0.95   $     1.16   $     0.93
==================================================================================================================================


See accompanying notes to financial statements.

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                            -----------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                   EPN         EMC       EPR        ETV        EIC       EUC
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
    at cost                                                 $2,312,030   $391,967   $933,625   $761,901   $810,748   $304,634
                                                            -----------------------------------------------------------------
    at market value                                         $2,347,225   $458,657   $892,928   $804,103   $436,315   $307,790
Dividends receivable                                                --         --         --         --         --         --
Accounts receivable from American Enterprise Life for
contract purchase payments                                          --      1,605         --     14,228         --        128
Receivable from mutual funds and portfolios for
share redemptions                                                1,824        536      4,358        851        518        355
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                 2,349,049    460,798    897,286    819,182    436,833    308,273
=============================================================================================================================
LIABILITIES
Payable to American Enterprise Life for:
    Mortality and expense risk fee                               1,629        479        945        760        462        317
    Issue and administrative fee                                   195         57        113         91         56         38
    Contract terminations                                           --         --      3,300         --         --         --
Payable to mutual funds and portfolios for
investments purchased                                               --      1,605         --     14,228         --        128
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                1,824      2,141      4,358     15,079        518        483
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period    2,347,225    458,657    892,928    804,103    436,315    307,790
Net assets applicable to contracts in payment period                --         --         --         --         --         --
=============================================================================================================================
Total net assets                                            $2,347,225   $458,657   $892,928   $804,103   $436,315   $307,790
=============================================================================================================================
Accumulation units outstanding                               3,606,662    267,069    542,543    557,132    522,870    268,399
=============================================================================================================================
Net asset value per accumulation unit                       $     0.65   $   1.72   $   1.65   $   1.44   $   0.83   $   1.15
=============================================================================================================================


See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS


                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                EVB          ESI           ECR           EMS         EVD         EIA
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios         $  3,049    $  873,779   $    29,860   $   378,788   $  1,956   $  157,932
Variable account expenses                                   5,679       191,594       141,193       158,115      2,354       19,947
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (2,630)      682,185      (111,333)      220,673       (398)     137,985
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                   122,659     2,569,776     1,232,804    41,072,518    279,261    1,385,195
    Cost of investments sold                              144,610     2,699,735     1,628,319    41,073,614    271,413    1,447,362
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments          (21,951)     (129,959)     (395,515)       (1,096)     7,848      (62,167)
Distributions from capital gains                               --            --            --            --         --           --
Net change in unrealized appreciation or depreciation
of investments                                            (54,014)      249,511    (1,830,120)          605      1,338      (42,466)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            (75,965)      119,552    (2,225,635)         (491)     9,186     (104,633)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                          $(78,595)   $  801,737   $(2,336,968)  $   220,182   $  8,788   $   33,352
====================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                          ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                   EVF        EVG          EMG           EGD         EVS       ECA
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios          $11,954  $      --   $   303,701   $    11,728   $   --   $       --
Variable account expenses                                   3,700      3,076       170,766        72,057      436       50,273
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                             8,254     (3,076)      132,935       (60,329)    (436)     (50,273)
===============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                    85,020    190,918     1,458,764       704,989    5,371    1,047,853
    Cost of investments sold                               84,119    294,683     1,710,163       831,932    5,703    1,483,458
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              901   (103,765)     (251,399)     (126,943)    (332)    (435,605)
Distributions from capital gains                               --         --            --            --       --      330,973
Net change in unrealized appreciation or depreciation
of investments                                              2,526    (24,198)   (1,510,673)     (844,510)     473     (838,506)
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              3,427   (127,963)   (1,762,072)     (971,453)     141     (943,138)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                           $11,681  $(131,039)  $(1,629,137)  $(1,031,782)  $ (295)  $ (993,411)
===============================================================================================================================


See accompanying notes to financial statements.

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                     ECD           EVA       EPP          ETC          EHG           EAS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios          $     --   $    19,660  $       --   $       --   $   51,820   $       --
Variable account expenses                                   10,592       217,189      35,801       26,612       16,337       19,721
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (10,592)     (197,529)    (35,801)     (26,612)      35,483      (19,721)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                    122,684     1,556,379   2,642,460    1,087,451    1,246,641    1,836,597
    Cost of investments sold                               144,929     1,923,516   3,297,163    1,785,335    1,222,329    1,915,481
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments           (22,245)     (367,137)   (654,703)    (697,884)      24,312      (78,884)
Distributions from capital gains                                --       295,322     163,708      166,708           --        8,057
Net change in unrealized appreciation or depreciation
of investments                                             (48,569)   (2,143,123)   (183,026)    (181,738)      (4,225)     145,205
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             (70,814)   (2,214,938)   (674,021)    (712,914)      20,087       74,378
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                           $(81,406)  $(2,412,467) $ (709,822)  $ (739,526)  $   55,570   $   54,657
====================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                          --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                     EEG          EFG        EFM         EFO         ERE       EMU
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios          $      --   $  16,983   $       --   $  24,790   $ 18,016  $  9,276
Variable account expenses                                     3,348      20,391       53,037       6,295      5,183     6,222
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              (3,348)     (3,408)     (53,037)     18,495     12,833     3,054
==============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                     789,049     423,366    3,270,972     185,334    342,317   417,991
    Cost of investments sold                                951,675     481,857    3,364,177     245,808    335,645   424,750
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments           (162,626)    (58,491)     (93,205)    (60,474)     6,672    (6,759)
Distributions from capital gains                                 --      57,552           --      39,610         --    31,187
Net change in unrealized appreciation or depreciation
of investments                                                8,368    (151,144)    (137,066)   (116,215)       615   (25,983)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             (154,258)   (152,083)    (230,271)   (137,079)     7,287    (1,555)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                           $(157,606)  $(155,491)  $ (283,308)  $(118,584)  $ 20,120  $  1,499
==============================================================================================================================


See accompanying notes to financial statements.

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                          -----------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                     EIS        JCG       JUS        JGL        JIF         EIT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios          $  4,286   $    910   $   4,577   $34,489   $  1,007   $      --
Variable account expenses                                    2,222      7,818      16,225     9,444      1,165       2,398
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              2,064     (6,908)    (11,648)   25,045       (158)     (2,398)
===========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                    154,611    229,420     440,117    77,098    189,248     169,162
    Cost of investments sold                               160,390    272,585     505,453    77,141    220,717     275,931
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            (5,779)   (43,165)    (65,336)      (43)   (31,469)   (106,769)
Distributions from capital gains                                --      1,864          --        --        238          --
Net change in unrealized appreciation or depreciation
of investments                                              (4,434)   (50,383)    (87,574)   (8,256)    11,159       7,316
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                             (10,213)   (91,684)   (152,910)   (8,299)   (20,072)    (99,453)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                           $ (8,149)  $(98,592)  $(164,558)  $16,746   $(20,230)  $(101,851)
===========================================================================================================================

                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                           -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                      EJA            EJT        EJG         EJI         EDE         ERQ
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios           $       --    $   3,305   $      --   $    9,377   $  3,047   $    936
Variable account expenses                                      16,586        6,816      30,414       18,337      8,905      2,106
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                               (16,586)      (3,511)    (30,414)      (8,960)    (5,858)    (1,170)
==================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                     1,051,945      167,661     344,661    4,856,058    258,319     42,470
    Cost of investments sold                                1,529,041      320,418     500,704    5,345,446    312,380     46,891
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             (477,096)    (152,757)   (156,043)    (489,388)   (54,061)    (4,421)
Distributions from capital gains                                   --           --       4,598           --         --         --
Net change in unrealized appreciation or depreciation
of investments                                               (203,419)    (121,500)   (554,568)     (42,037)   (36,974)    (7,813)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                               (680,515)    (274,257)   (706,013)    (531,425)   (91,035)   (12,234)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                            $ (697,101)   $(277,768)  $(736,427)  $ (540,385)  $(96,893)  $(13,404)
==================================================================================================================================


See accompanying notes to financial statements.

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                           -------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                       ERI        END          ERS         EUT          EPG           EPL
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios           $      2   $       --   $      216   $  92,805   $  125,528   $    6,387
Variable account expenses                                       821       36,055       23,456      37,640      109,149       29,098
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (819)     (36,055)     (23,240)     55,165       16,379      (22,711)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                      46,449    1,640,111      983,461     767,699    1,333,450    1,452,676
    Cost of investments sold                                 53,239    2,010,095    1,215,725     907,445    1,477,632    1,998,906
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments             (6,790)    (369,984)    (232,264)   (139,746)    (144,182)    (546,230)
Distributions from capital gains                                178       95,010      206,853     243,380       92,544      260,377
Net change in unrealized appreciation or depreciation
of investments                                               (8,725)      12,558     (388,576)   (947,847)    (612,644)    (306,534)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              (15,337)    (262,416)    (413,987)   (844,213)    (664,282)    (592,387)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                            $(16,156)  $ (298,471)  $ (437,227)  $(789,048)  $ (647,903)  $ (615,098)
====================================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                           -------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                        EPN           EMC        EPR        ETV         EIC          EUC
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios           $        --     $     --    $     --   $    606   $       1   $      136
Variable account expenses                                       17,787        6,812       7,948      6,047       6,310        4,161
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (17,787)      (6,812)     (7,948)    (5,441)     (6,309)      (4,025)
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments in mutual
funds and portfolios:
    Proceeds from sales                                     22,327,258      583,402     925,987    255,041      73,364    1,100,216
    Cost of investments sold                                22,686,490      523,182     897,127    262,079     124,146    1,097,071
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments              (359,232)      60,220      28,860     (7,038)    (50,782)       3,145
Distributions from capital gains                                    --        6,954     119,484      3,978     144,641           --
Net change in unrealized appreciation or depreciation
of investments                                                 108,843       43,667     (40,390)    34,022    (202,528)       4,239
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                (250,389)     110,841     107,954     30,962    (108,669)       7,384
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                            $  (268,176)    $104,029    $100,006   $ 25,521   $(114,978)  $    3,359
====================================================================================================================================


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                           EVB         ESI          ECR            EMS          EVD          EIA
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                    $  (2,630)  $   682,185   $  (111,333)  $   220,673   $    (398)  $  137,985
Net realized gain (loss) on sales of investments     (21,951)     (129,959)     (395,515)       (1,096)      7,848      (62,167)
Distributions from capital gains                          --            --            --            --          --           --
Net change in unrealized appreciation or
depreciation of investments                          (54,014)      249,511    (1,830,120)          605       1,338      (42,466)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      (78,595)      801,737    (2,336,968)      220,182       8,788       33,352
================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           142,385       392,694       171,541     2,036,753      23,035      137,071
Net transfers(1)                                     164,455       135,621       555,934     5,157,424     211,629    4,550,790
Annuity payments                                          --        (1,075)         (554)           --          --           --
Contract terminations:
    Surrender benefits and contract charges          (30,581)   (1,253,230)   (1,129,608)   (2,250,927)   (112,243)    (154,070)
    Death benefits                                   (24,325)     (110,742)      (97,722)           --          --      (16,699)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       251,934      (836,732)     (500,409)    4,943,250     122,421    4,517,092
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      253,791    13,157,333    12,041,658     5,461,808      16,492      498,126
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 427,130   $13,122,338   $ 9,204,281   $10,625,240   $ 147,701   $5,048,570
================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               285,676     9,498,099     6,357,512     4,421,199      16,486      556,413
Contract purchase payments                           171,349       276,188        99,265     1,634,378      24,040      146,104
Net transfers(1)                                     200,209        98,081       332,557     4,127,361     213,727    4,931,566
Contract terminations:
    Surrender benefits and contract charges          (41,644)     (872,057)     (709,387)   (1,774,260)   (107,636)    (166,913)
    Death benefits                                   (31,715)      (77,062)      (61,331)           --          --      (18,280)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     583,875     8,923,249     6,018,616     8,408,678     146,617    5,448,890
================================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)             EVF        EVG           EMG           EGD        EVS         ECA
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $  8,254   $  (3,076)  $   132,935   $   (60,329)  $  (436)  $  (50,273)
Net realized gain (loss) on sales of investments       901    (103,765)     (251,399)     (126,943)     (332)    (435,605)
Distributions from capital gains                        --          --            --            --        --      330,973
Net change in unrealized appreciation or
depreciation of investments                          2,526     (24,198)   (1,510,673)     (844,510)      473     (838,506)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     11,681    (131,039)   (1,629,137)   (1,031,782)     (295)    (993,411)
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          40,145      23,925       245,783       412,497     3,523      372,709
Net transfers(1)                                   183,631      80,977       226,139       641,651    37,936    1,171,359
Annuity payments                                        --          --          (958)           --        --           --
Contract terminations:
    Surrender benefits and contract charges        (28,026)     (6,803)   (1,014,692)     (362,349)     (480)    (226,278)
    Death benefits                                      --          --       (90,152)      (25,717)       --      (81,878)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     195,750      98,099      (633,880)      666,082    40,979    1,235,912
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     81,255     147,547    13,530,160     5,736,038    19,593    3,814,470
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $288,686   $ 114,607   $11,267,143   $ 5,370,338   $60,277   $4,056,971
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              76,495     200,212     6,779,113     3,716,997    19,840    3,036,648
Contract purchase payments                          37,011      35,989       129,127       308,358     3,826      339,739
Net transfers(1)                                   171,108       4,503       104,521       509,304    43,112    1,189,779
Contract terminations:
    Surrender benefits and contract charges        (25,493)    (12,293)     (559,161)     (277,964)     (539)    (220,101)
    Death benefits                                      --          --       (49,928)      (19,996)       --      (76,696)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   259,121     228,411     6,403,672     4,236,699    66,239    4,269,369
==========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)             ECD          EVA          EPP          ETC         EHG             EAS
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $(10,592)  $  (197,529)  $  (35,801)  $  (26,612)  $   35,483   $   (19,721)
Net realized gain (loss) on sales of investments   (22,245)     (367,137)    (654,703)    (697,884)      24,312       (78,884)
Distributions from capital gains                        --       295,322      163,708      166,708           --         8,057
Net change in unrealized appreciation or
depreciation of investments                        (48,569)   (2,143,123)    (183,026)    (181,738)      (4,225)      145,205
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          (81,406)   (2,412,467)    (709,822)    (739,526)      55,570        54,657
==============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         110,693       865,222      238,420       73,650      300,660         4,337
Net transfers(1)                                    88,852       864,697     (588,767)    (110,570)     387,293    (1,038,198)
Annuity payments                                        --            --           --           --           --            --
Contract terminations:
    Surrender benefits and contract charges        (31,788)   (1,148,011)    (108,515)     (75,761)     (64,719)     (108,501)
    Death benefits                                 (10,121)     (108,123)     (57,462)     (53,427)      (5,148)       (3,185)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     157,636       473,785     (516,324)    (166,108)     618,086    (1,145,547)
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    653,391    16,555,557    3,247,299    2,460,271      811,338     1,872,137
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $729,621   $14,616,875   $2,021,153   $1,554,637   $1,484,994   $   781,247
==============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             480,409    11,388,451    3,368,268    2,278,134      743,305     1,638,623
Contract purchase payments                          84,738       638,851      255,607       65,728      268,609         3,624
Net transfers(1)                                    61,389       655,377     (858,348)    (243,259)     332,068      (929,880)
Contract terminations:
    Surrender benefits and contract charges        (25,771)     (893,851)    (126,789)     (85,006)     (57,235)      (92,202)
    Death benefits                                  (8,849)      (82,652)     (64,798)     (57,415)      (4,433)       (3,157)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   591,916    11,706,176    2,573,940    1,958,182    1,282,314       617,008
==============================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                  -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)               EEG         EFG          EFM         EFO        ERE         EMU
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $   (3,348)  $   (3,408)  $  (53,037)  $  18,495   $ 12,833   $  3,054
Net realized gain (loss) on sales of investments    (162,626)     (58,491)     (93,205)    (60,474)     6,672     (6,759)
Distributions from capital gains                          --       57,552           --      39,610         --     31,187
Net change in unrealized appreciation or
depreciation of investments                            8,368     (151,144)    (137,066)   (116,215)       615    (25,983)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (157,606)    (155,491)    (283,308)   (118,584)    20,120      1,499
=========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             7,779      182,587      315,788      43,767     93,948     88,382
Net transfers(1)                                    (709,865)     308,431     (851,141)      6,105     95,493    423,995
Annuity payments                                          --           --           --          --         --         --
Contract terminations:
    Surrender benefits and contract charges          (23,684)    (106,651)    (242,899)    (33,985)   (20,692)   (38,163)
    Death benefits                                        --     (105,991)     (40,435)     (1,687)    (8,847)        --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (725,770)     278,376     (818,687)     14,200    159,902    474,214
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    1,014,627    1,384,987    4,446,629     507,920    253,695    198,167
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  131,251   $1,507,872   $3,344,634   $ 403,536   $433,717   $673,880
=========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               795,108    1,383,095    2,713,585     516,432    202,243    169,587
Contract purchase payments                             7,514      193,187      208,023      47,528     73,976     71,278
Net transfers(1)                                    (657,309)     337,618     (591,383)      6,700     71,904    336,168
Contract terminations:
    Surrender benefits and contract charges          (20,345)    (118,591)    (161,433)    (39,601)   (15,778)   (30,698)
    Death benefits                                        --     (117,312)     (26,642)     (2,456)    (7,040)        --
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     124,968    1,677,997    2,142,150     528,603    325,305    546,335
=========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)             EIS        JCG          JUS       JGL        JIF          EIT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $  2,064   $ (6,908)  $  (11,648)  $ 25,045   $    (158)  $  (2,398)
Net realized gain (loss) on sales of investments    (5,779)   (43,165)     (65,336)       (43)    (31,469)   (106,769)
Distributions from capital gains                        --      1,864           --         --         238          --
Net change in unrealized appreciation or
depreciation of investments                         (4,434)   (50,383)     (87,574)    (8,256)     11,159       7,316
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (8,149)   (98,592)    (164,558)    16,746     (20,230)   (101,851)
======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           5,520      1,541      102,381    107,108      23,173       1,686
Net transfers(1)                                    73,766     48,493      (54,479)   451,928    (142,034)     70,321
Annuity payments                                        --         --           --         --          --          --
Contract terminations:
    Surrender benefits and contract charges         (5,127)   (35,618)     (87,448)   (25,766)     (2,556)    (26,630)
    Death benefits                                      --     (4,514)     (16,872)   (35,095)         --      (9,280)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      74,159      9,902      (56,418)   498,175    (121,417)     36,097
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    105,158    642,329    1,249,000    414,551     211,627     214,900
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $171,168   $553,639   $1,028,024   $929,472   $  69,980   $ 149,146
======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             105,663    612,577    1,247,373    397,531     195,087     319,027
Contract purchase payments                           5,788      1,031      106,889    100,762      24,311       3,029
Net transfers(1)                                    72,935     54,813      (55,875)   420,941    (132,434)     83,466
Contract terminations:
    Surrender benefits and contract charges         (5,217)   (38,017)     (97,182)   (23,967)     (2,835)    (46,211)
    Death benefits                                      --     (4,175)     (18,502)   (32,790)         --     (20,178)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   179,169    626,229    1,182,703    862,477      84,129     339,133
======================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                  -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)              EJA         EJT         EJG           EJI        EDE        ERQ
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $  (16,586)  $  (3,511)  $  (30,414)  $   (8,960)  $ (5,858)  $ (1,170)
Net realized gain (loss) on sales of investments    (477,096)   (152,757)    (156,043)    (489,388)   (54,061)    (4,421)
Distributions from capital gains                          --          --        4,598           --         --         --
Net change in unrealized appreciation or
depreciation of investments                         (203,419)   (121,500)    (554,568)     (42,037)   (36,974)    (7,813)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (697,101)   (277,768)    (736,427)    (540,385)   (96,893)   (13,404)
=========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            92,408      17,848      286,033      107,796     39,905      1,727
Net transfers(1)                                     417,725      73,257      642,410      551,770     71,384     13,627
Annuity payments                                          --          --           --           --         --         --
Contract terminations:
    Surrender benefits and contract charges          (84,062)    (48,975)    (109,862)    (104,695)   (52,508)    (2,646)
    Death benefits                                   (20,267)     (5,915)     (60,303)     (19,710)   (22,752)        --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       405,804      36,215      758,278      535,161     36,029     12,708
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    1,217,719     610,919    2,026,701    1,038,909    629,827    153,518
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $  926,422   $ 369,366   $2,048,552   $1,033,685   $568,963   $152,822
=========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             1,737,480     897,560    2,471,914    1,304,451    672,858    154,226
Contract purchase payments                           152,683      28,913      374,557      137,087     39,657      1,859
Net transfers(1)                                     548,677      69,100      788,167      475,188     78,290     15,017
Contract terminations:
    Surrender benefits and contract charges         (174,111)   (103,315)    (164,156)    (165,135)   (64,209)    (2,831)
    Death benefits                                   (46,672)    (13,956)     (85,581)     (32,619)   (26,908)        --
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,218,057     878,302    3,384,901    1,718,972    699,688    168,271
=========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)             ERI         END          ERS         EUT          EPG           EPL
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $   (819)  $  (36,055)  $  (23,240)  $   55,165   $   16,379   $  (22,711)
Net realized gain (loss) on sales of investments    (6,790)    (369,984)    (232,264)    (139,746)    (144,182)    (546,230)
Distributions from capital gains                       178       95,010      206,853      243,380       92,544      260,377
Net change in unrealized appreciation or
depreciation of investments                         (8,725)      12,558     (388,576)    (947,847)    (612,644)    (306,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (16,156)    (298,471)    (437,227)    (789,048)    (647,903)    (615,098)
============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           3,387      132,218      292,228      439,462      224,947      247,528
Net transfers(1)                                    14,402     (754,575)    (225,595)     556,621      105,267     (422,501)
Annuity payments                                        --           --           --           --           --           --
Contract terminations:
    Surrender benefits and contract charges         (1,811)    (191,569)     (94,458)    (236,689)    (574,474)    (140,195)
    Death benefits                                      --      (48,173)     (22,573)     (12,326)    (148,921)     (31,188)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      15,978     (862,099)     (50,398)     747,068     (393,181)    (346,356)
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     59,074    3,159,772    2,072,696    2,461,523    8,330,622    2,612,896
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 58,896   $1,999,202   $1,585,071   $2,419,543   $7,289,538   $1,651,442
============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              61,779    2,228,898    1,901,761    1,938,883    6,615,802    2,191,500
Contract purchase payments                           4,357       98,188      307,003      386,694      182,085      236,938
Net transfers(1)                                    18,531     (637,879)    (206,868)     453,692       82,453     (483,187)
Contract terminations:
    Surrender benefits and contract charges         (2,402)    (148,922)    (104,833)    (217,063)    (477,685)    (140,260)
    Death benefits                                      --      (34,085)     (24,412)     (12,234)    (122,560)     (29,550)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    82,265    1,506,200    1,872,651    2,549,972    6,280,095    1,775,441
============================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)               EPN          EMC       EPR        ETV        EIC         EUC
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                   $   (17,787)  $ (6,812)  $ (7,948)  $ (5,441)  $  (6,309)  $ (4,025)
Net realized gain (loss) on sales of investments     (359,232)    60,220     28,860     (7,038)    (50,782)     3,145
Distributions from capital gains                           --      6,954    119,484      3,978     144,641         --
Net change in unrealized appreciation or
depreciation of investments                           108,843     43,667    (40,390)    34,022    (202,528)     4,239
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      (268,176)   104,029    100,006     25,521    (114,978)     3,359
======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                             71,226     53,175     35,152     77,470      10,262     32,782
Net transfers(1)                                    1,856,714     11,807    520,986    637,168     106,884     71,802
Annuity payments                                           --         --         --         --          --         --
Contract terminations:
    Surrender benefits and contract charges           (70,217)   (30,778)   (23,153)   (17,758)    (28,057)   (14,624)
    Death benefits                                    (26,337)        --         --         --          --    (26,413)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      1,831,386     34,204    532,985    696,880      89,089     63,547
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       784,015    320,424    259,937     81,702     462,204    240,884
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 2,347,225   $458,657   $892,928   $804,103   $ 436,315   $307,790
======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                847,092    238,559    188,450     63,456     430,592    230,769
Contract purchase payments                             97,571     36,095     25,223     56,473      10,291     28,492
Net transfers(1)                                    2,803,124     11,602    344,340    449,842     113,789     45,241
Contract terminations:
    Surrender benefits and contract charges          (102,350)   (19,187)   (15,470)   (12,639)    (31,802)   (13,507)
    Death benefits                                    (38,775)        --         --         --          --    (22,596)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,606,662    267,069    542,543    557,132     522,870    268,399
======================================================================================================================


(1) Includes transfer activity from (to) other subaccounts and transfers from
(to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                       EVB          ESI          ECR          EMS         EVD        EIA
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                 $   (372)  $   658,719   $ 1,174,200   $  135,974   $   (16)  $ 20,973
Net realized gain (loss) on investments             (247)      (65,809)      107,921      (16,587)      (55)    (6,661)
Net change in unrealized appreciation or
depreciation of investments                      (17,476)      (92,908)   (3,989,879)        (891)      303    (50,312)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        (18,095)      500,002    (2,707,758)     118,496       232    (36,000)
=======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                       168,998     1,127,304       898,821    5,658,273     8,100    326,400
Net transfers(1)                                 106,954     1,618,613     1,432,606     (995,418)   11,148    248,696
Annuity payments                                      --          (212)         (473)          --        --         --
Contract terminations:
    Surrender benefits and contract charges       (4,066)     (791,854)   (1,106,354)    (378,581)   (2,988)    (2,866)
    Death benefits                                    --      (116,821)     (119,354)     (54,981)       --    (45,830)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   271,886     1,837,030     1,105,246    4,229,293    16,260    526,400
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       --    10,820,301    13,644,170    1,114,019        --      7,726
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $253,791   $13,157,333   $12,041,658   $5,461,808   $16,492   $498,126
=======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                --     8,126,599     5,864,252      941,161        --      7,716
Contract purchase payments                       175,484       817,990       480,091    4,705,351     8,313    341,583
Net transfers(1)                                 114,600     1,214,069       652,357     (825,952)   11,296    263,592
Contract terminations:
    Surrender benefits and contract charges       (4,408)     (573,807)     (585,372)    (353,020)   (3,123)    (3,062)
    Death benefits                                    --       (86,752)      (53,816)     (46,341)       --    (53,416)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 285,676     9,498,099     6,357,512    4,421,199    16,486    556,413
=======================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)          EVF         EVG         EMG          EGD         EVS          ECA
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $   488   $   (447)  $   979,539   $   348,747   $   595   $   76,543
Net realized gain (loss) on investments               65     (2,552)       80,782        72,536       (25)       1,284
Net change in unrealized appreciation or
depreciation of investments                          964    (31,508)   (1,592,346)   (1,137,292)     (575)    (846,955)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    1,517    (34,507)     (532,025)     (716,009)       (5)    (769,128)
=======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        64,632    180,985     1,208,930     1,763,702    16,473    2,834,957
Net transfers(1)                                  15,145      1,103     1,462,595     1,381,484     3,176    1,734,526
Annuity payments                                      --         --          (338)           --        --           --
Contract terminations:
    Surrender benefits and contract charges          (39)       (34)     (874,865)     (362,293)      (51)     (66,825)
    Death benefits                                    --         --      (124,332)      (15,459)       --           --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    79,738    182,054     1,671,990     2,767,434    19,598    4,502,658
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       --         --    12,390,195     3,684,613        --       80,940
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $81,255   $147,547   $13,530,160   $ 5,736,038   $19,593   $3,814,470
=======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                --         --     5,985,403     2,140,748        --       56,612
Contract purchase payments                        62,167    198,904       588,776     1,038,976    16,635    1,887,816
Net transfers(1)                                  14,365      1,357       705,526       781,895     3,257    1,145,256
Contract terminations:
    Surrender benefits and contract charges          (37)       (49)     (439,631)     (235,255)      (52)     (53,036)
    Death benefits                                    --         --       (60,961)       (9,367)       --           --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  76,495    200,212     6,779,113     3,716,997    19,840    3,036,648
=======================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                 -------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)           ECD           EVA          EPP          ETC        EHG          EAS
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $ (2,810)  $   542,478   $   14,514   $   37,127   $  3,222   $  (10,714)
Net realized gain (loss) on investments               181        42,605     (204,991)        (712)       870       (2,979)
Net change in unrealized appreciation or
depreciation of investments                       (12,170)   (3,424,581)    (387,703)    (973,644)    33,082      (81,233)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                   (14,799)   (2,839,498)    (578,180)    (937,229)    37,174      (94,926)
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        461,922     6,093,634    1,669,475    1,913,047    293,393      314,520
Net transfers(1)                                  206,537     4,613,207    2,128,437    1,400,055    477,249    1,671,388
Annuity payments                                       --            --           --           --         --           --
Contract terminations:
    Surrender benefits and contract charges        (2,124)     (916,020)     (37,764)     (62,652)    (3,749)     (55,549)
    Death benefits                                     --       (93,774)          --           --         --           --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    666,335     9,697,047    3,760,148    3,250,450    766,893    1,930,359
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     1,855     9,698,008       65,331      147,050      7,271       36,704
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $653,391   $16,555,557   $3,247,299   $2,460,271   $811,338   $1,872,137
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              1,469     5,637,595       55,616      105,175      7,282       30,841
Contract purchase payments                        330,712     3,684,228    1,457,932    1,279,642    284,683      263,743
Net transfers(1)                                  149,790     2,756,099    1,894,058      951,328    454,919    1,392,766
Contract terminations:
    Surrender benefits and contract charges        (1,562)     (631,738)     (39,338)     (58,011)    (3,579)     (48,727)
    Death benefits                                     --       (57,733)          --           --         --           --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  480,409    11,388,451    3,368,268    2,278,134    743,305    1,638,623
==========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)             EEG         EFG          EFM          EFO       ERE        EMU
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $   (1,842)  $    1,784   $   (8,701)  $  3,233   $  3,442   $  3,416
Net realized gain (loss) on investments            (126,796)      (1,720)      40,356    (16,663)     9,177        288
Net change in unrealized appreciation or
depreciation of investments                         (26,656)     (43,320)     234,375    (57,414)    20,303     17,841
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (155,294)     (43,256)     266,030    (70,844)    32,922     21,545
=======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           68,007      788,016    1,273,701    281,849     78,010     27,001
Net transfers(1)                                  1,097,993      692,305    2,958,058    263,183    142,047    125,485
Annuity payments                                         --           --           --         --         --         --
Contract terminations:
    Surrender benefits and contract charges          (3,472)    (127,285)    (106,134)    (6,528)      (143)    (8,186)
    Death benefits                                       --           --           --         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    1,162,528    1,353,036    4,125,625    538,504    219,914    144,300
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       7,393       75,207       54,974     40,260        859     32,322
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,014,627   $1,384,987   $4,446,629   $507,920   $253,695   $198,167
=======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                5,626       71,445       44,234     32,631        889     30,888
Contract purchase payments                           46,779      766,913      809,227    253,680     70,678     24,922
Net transfers(1)                                    745,416      671,470    1,924,840    236,782    130,796    121,306
Contract terminations:
    Surrender benefits and contract charges          (2,713)    (126,733)     (64,716)    (6,661)      (120)    (7,529)
    Death benefits                                       --           --           --         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    795,108    1,383,095    2,713,585    516,432    202,243    169,587
=======================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)            EIS        JCG         JUS         JGL         JIF        EIT
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $   (401)  $  33,493   $    3,216   $ 33,655   $  10,465   $ (1,155)
Net realized gain (loss) on investments               (58)      8,041        7,831       (730)      1,552     (1,186)
Net change in unrealized appreciation or
depreciation of investments                        (3,404)   (101,609)    (137,711)   (15,294)    (30,901)   (88,105)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (3,863)    (60,075)    (126,664)    17,631     (18,884)   (90,446)
=====================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         14,318     313,738      530,544    137,658      83,092    289,242
Net transfers(1)                                   94,132     602,823      855,185    269,344     343,716     16,930
Annuity payments                                       --          --           --         --          --         --
Contract terminations:
    Surrender benefits and contract charges          (339)   (475,368)    (549,828)   (43,369)   (234,937)      (826)
    Death benefits                                     --          --           --         --          --         --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    108,111     441,193      835,901    363,633     191,871    305,346
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       910     261,211      539,763     33,287      38,640         --
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $105,158   $ 642,329   $1,249,000   $414,551   $ 211,627   $214,900
=====================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                890     226,060      480,470     34,328      30,495         --
Contract purchase payments                         14,074     277,363      499,815    135,499      98,312    300,416
Net transfers(1)                                   91,033     531,164      788,140    269,405     283,814     19,587
Contract terminations:
    Surrender benefits and contract charges          (334)   (422,010)    (521,052)   (41,701)   (217,534)      (976)
    Death benefits                                     --          --           --         --          --         --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  105,663     612,577    1,247,373    397,531     195,087    319,027
=====================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                 -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)             EJA         EJT         EJG          EJI         EDE        ERQ
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $    7,634   $   1,059   $   18,969   $      452   $  9,144   $ 16,527
Net realized gain (loss) on investments             (15,921)     (8,351)      (4,073)      13,544    (13,491)      (182)
Net change in unrealized appreciation or
depreciation of investments                        (366,619)   (215,307)    (348,458)    (132,148)   (68,719)   (18,830)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (374,906)   (222,599)    (333,562)    (118,152)   (73,066)    (2,485)
========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        1,144,157     613,240    1,738,561      724,677    485,822      7,100
Net transfers(1)                                    468,937     222,657      636,400      443,694    180,839    148,232
Annuity payments                                         --          --           --           --         --         --
Contract terminations:
    Surrender benefits and contract charges         (20,469)     (2,379)     (14,698)     (11,310)   (17,834)      (532)
    Death benefits                                       --          --           --           --         --         --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    1,592,625     833,518    2,360,263    1,157,061    648,827    154,800
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          --          --           --           --     54,066      1,203
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,217,719   $ 610,919   $2,026,701   $1,038,909   $629,827   $153,518
========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   --          --           --           --     50,706      1,190
Contract purchase payments                        1,209,309     645,493    1,811,037      785,812    475,534      7,085
Net transfers(1)                                    557,412     255,566      678,801      532,777    163,906    146,488
Contract terminations:
    Surrender benefits and contract charges         (29,241)     (3,499)     (17,924)     (14,138)   (17,288)      (537)
    Death benefits                                       --          --           --           --         --         --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,737,480     897,560    2,471,914    1,304,451    672,858    154,226
========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 -------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)           ERI         END          ERS         EUT           EPG           EPL
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $  (127)  $   (6,099)  $   19,111   $   13,066   $  540,701   $   73,712
Net realized gain (loss) on investments              676      (17,447)      (1,085)      (2,288)     (33,217)     (58,863)
Net change in unrealized appreciation or
depreciation of investments                       (1,851)    (236,144)    (237,269)       7,071       48,627     (203,865)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                   (1,302)    (259,690)    (219,243)      17,849      556,111     (189,016)
==========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        18,404    1,181,714      937,149    1,316,569    1,672,799      909,492
Net transfers(1)                                  41,895    2,214,501    1,127,313    1,118,833    1,560,008    1,505,236
Annuity payments                                      --           --           --           --           --           --
Contract terminations:
    Surrender benefits and contract charges       (1,193)     (70,541)     (53,565)     (28,017)    (524,588)     (74,650)
    Death benefits                                    --           --           --           --      (16,684)          --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    59,106    3,325,674    2,010,897    2,407,385    2,691,535    2,340,078
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    1,270       93,788      281,042       36,290    5,082,976      461,834
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $59,074   $3,159,772   $2,072,696   $2,461,524   $8,330,622   $2,612,896
==========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             1,184       63,944      241,943       30,180    4,302,357      346,626
Contract purchase payments                        17,352      789,970      768,039    1,039,328    1,413,558      710,605
Net transfers(1)                                  44,471    1,444,184      940,921      891,436    1,330,062    1,197,000
Contract terminations:
    Surrender benefits and contract charges       (1,228)     (69,200)     (49,142)     (22,061)    (416,340)     (62,731)
    Death benefits                                    --           --           --           --      (13,835)          --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  61,779    2,228,898    1,901,761    1,938,883    6,615,802    2,191,500
==========================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                 ------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)             EPN        EMC        EPR        ETV        EIC        EUC
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss) -- net                  $    3,884   $  6,499   $ 17,433   $  (305)  $  13,161   $  4,802
Net realized gain (loss) on investments            (409,636)     1,137        (23)     (501)    (10,869)      (232)
Net change in unrealized appreciation or
depreciation of investments                         (84,211)    22,526       (274)    8,180    (178,831)    (2,329)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (489,963)    30,162     17,136     7,374    (176,539)     2,241
===================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          547,122     69,421    221,542    62,763     434,242     64,168
Net transfers(1)                                    685,336    184,429     26,715    11,565     163,104    158,160
Annuity payments                                         --         --         --        --          --         --
Contract terminations:
    Surrender benefits and contract charges         (12,169)    (6,198)    (6,723)       --        (559)    (5,868)
    Death benefits                                       --         --         --        --          --         --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    1,220,289    247,652    241,534    74,328     596,787    216,460
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      53,689     42,610      1,267        --      41,956     22,183
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  784,015   $320,424   $259,937   $81,702   $ 462,204   $240,884
===================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               35,084     37,088      1,208        --      27,774     19,249
Contract purchase payments                          397,443     54,575    171,834    54,360     281,867     64,047
Net transfers(1)                                    427,650    151,521     20,280     9,096     121,473    153,235
Contract terminations:
    Surrender benefits and contract charges         (13,085)    (4,625)    (4,872)       --        (522)    (5,762)
    Death benefits                                       --         --         --        --          --         --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    847,092    238,559    188,450    63,456     430,592    230,769
===================================================================================================================


(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

American Enterprise Variable Annuity Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies and have the following investment managers.


SUBACCOUNT   INVESTS EXCLUSIVELY IN SHARES OF                                        INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
EVB          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                    IDS Life Insurance Company(1)
ESI          AXP(R) Variable Portfolio - Bond Fund                                   IDS Life Insurance Company(1)
ECR          AXP(R) Variable Portfolio - Capital Resource Fund                       IDS Life Insurance Company(1)
EMS          AXP(R) Variable Portfolio - Cash Management Fund                        IDS Life Insurance Company(1)
EVD          AXP(R) Variable Portfolio - Diversified Equity Income Fund              IDS Life Insurance Company(1)
EIA          AXP(R) Variable Portfolio - Extra Income Fund                           IDS Life Insurance Company(1)
EVF          AXP(R) Variable Portfolio - Federal Income Fund                         IDS Life Insurance Company(1)
EVG          AXP(R) Variable Portfolio - Growth Fund                                 IDS Life Insurance Company(1)
EMG          AXP(R) Variable Portfolio - Managed Fund                                IDS Life Insurance Company(1)
EGD          AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                      IDS Life Insurance Company(1)
EVS          AXP(R) Variable Portfolio - Small Cap Advantage Fund                    IDS Life Insurance Company(2)
ECA          AIM V.I. Capital Appreciation Fund, Series I                            A I M Advisors, Inc.
ECD          AIM V.I. Capital Development Fund, Series I                             A I M Advisors, Inc.
EVA          AIM V.I. Premier Equity Fund, Series I                                  A I M Advisors, Inc.
                (previously AIM V.I. Value Fund, Series I)
EPP          Alliance VP Premier Growth Portfolio (Class B)                          Alliance Capital Management, L.P.
ETC          Alliance VP Technology Portfolio (Class B)                              Alliance Capital Management, L.P.
EHG          Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)   Alliance Capital Management, L.P.
EAS          Baron Capital Asset Fund - Insurance Shares                             BAMCO, Inc.
EEG          Credit Suisse Trust - Emerging Growth Portfolio                         Credit Suisse Asset Management, LLC
EFG          Fidelity VIP Growth & Income Portfolio (Service Class)                  Fidelity Management & Research Company (FMR)(3)
EFM          Fidelity VIP Mid Cap Portfolio (Service Class)                          Fidelity Management & Research Company (FMR)(3)
EFO          Fidelity VIP Overseas Portfolio (Service Class)                         Fidelity Management & Research Company (FMR)(4)
ERE          FTVIPT Franklin Real Estate Fund - Class 2                              Franklin Advisers, Inc.
EMU          FTVIPT Mutual Shares Securities Fund - Class 2                          Franklin Mutual Advisers, LLC
EIS          FTVIPT Templeton International Smaller Companies Fund - Class 2(5)      Templeton Investment Counsel, LLC
JCG          Goldman Sachs VIT Capital Growth Fund                                   Goldman Sachs Asset Management
JUS          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                             Goldman Sachs Asset Management
JGL          Goldman Sachs VIT Global Income Fund(6)                                 Goldman Sachs Asset Management International
JIF          Goldman Sachs VIT International Equity Fund                             Goldman Sachs Asset Management International
EIT          Goldman Sachs VIT Internet Tollkeeper Fund(SM)(6)                       Goldman Sachs Asset Management
EJA          Janus Aspen Series Aggressive Growth Portfolio: Service Shares          Janus Capital
EJT          Janus Aspen Series Global Technology Portfolio: Service Shares          Janus Capital
EJG          Janus Aspen Series Growth Portfolio: Service Shares                     Janus Capital
EJI          Janus Aspen Series International Growth Portfolio: Service Shares       Janus Capital
EDE          JPMorgan U.S. Disciplined Equity Portfolio                              J.P. Morgan Investment Management Inc.
ERQ          Lazard Retirement Equity Portfolio                                      Lazard Asset Management
ERI          Lazard Retirement International Equity Portfolio                        Lazard Asset Management
END          MFS(R) New Discovery Series - Initial Class                             MFS Investment Management(R)
ERS          MFS(R) Research Series - Initial Class                                  MFS Investment Management(R)
EUT          MFS(R) Utilities Series - Initial Class                                 MFS Investment Management(R)
EPG          Putnam VT Growth and Income Fund - Class IB Shares                      Putnam Investment Management, LLC
EPL          Putnam VT International Growth Fund - Class IB Shares                   Putnam Investment Management, LLC
EPN          Putnam VT International New Opportunities Fund - Class IB Shares        Putnam Investment Management, LLC
EMC          Royce Micro-Cap Portfolio                                               Royce & Associates, LLC
EPR          Royce Small-Cap Portfolio                                               Royce & Associates, LLC
ETV          Third Avenue Value Portfolio                                            EQSF Advisers, Inc.
EIC          Wanger International Small Cap                                          Liberty Wanger Asset Management, L.P.
EUC          Wanger U.S. Smaller Companies                                           Liberty Wanger Asset Management, L.P.
                (previously Wanger U.S. Small Cap)

(1)  American Express Financial Corporation (AEFC) is the investment adviser.

(2) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-adviser.
(3)  FMR U.K. and FMR Far East are the sub-investment advisers.
(4) FMR U.K., FMR Far East, Fidelity International Investment Advisors (FIIA) and FIIA U.K. are the sub-investment advisers.
(5) FTVIPT Templeton International Smaller Companies Fund - Class 2 merged into FTVIPT Foreign Securities Fund - Class 2 as of April 30, 2002.
(6) Effective May 1, 2002 Goldman Sachs VIT Global Income Fund and Goldman Sachs VIT Internet Tollkeeper Fund(SM) will no longer be offered.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by American Enterprise Life and may result in additional amounts being transferred into the variable annuity account by American Enterprise Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. VARIABLE ACCOUNT EXPENSES

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. American Enterprise Life deducts a daily mortality and expense risk fee equal, on an annual basis, to a range from 1.05% to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

An enhanced death benefit rider is available on certain products and is deducted on a daily basis as part of the mortality and expense risk fee. This rider fee is equal, on an annual basis, to 0.20% of the average daily net assets of each subaccount.

American Enterprise Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

American Enterprise Life deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

An optional benefit protector death benefit rider, benefit protector plus death benefit rider, guaranteed minimum income benefit rider and performance credit rider are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES

American Enterprise Life will use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. A withdrawal charge of up to 8.5% may be deducted for withdrawals up to the first seven payment years following a purchase payment, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,749,013 in 2001 and $662,606 in 2000. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:


FUND                                                           PERCENTAGE RANGE
-------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Blue Chip Advantage Fund           0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                          0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund              0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund               0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.560% to 0.470%
AXP(R) Variable Portfolio - Extra Income Fund                  0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund                0.610% to 0.535%
AXP(R) Variable Portfolio - Growth Fund                        0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                       0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.630% to 0.570%
AXP(R) Variable Portfolio - Small Cap Advantage Fund           0.790% to 0.650%


IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:


FUND                                                           PERCENTAGE RANGE
-------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Blue Chip Advantage Fund           0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                          0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund              0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund               0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.040% to 0.020%
AXP(R) Variable Portfolio - Extra Income Fund                  0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                0.050% to 0.025%
AXP(R) Variable Portfolio - Growth Fund                        0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                       0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.050% to 0.030%
AXP(R) Variable Portfolio - Small Cap Advantage Fund           0.060% to 0.035%


The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:


SUBACCOUNT     INVESTMENT                                                                      SHARES                    NAV
-----------------------------------------------------------------------------------------------------------------------------
EVB            AXP(R) Variable Portfolio - Blue Chip Advantage Fund                             51,833                $  8.19
ESI            AXP(R) Variable Portfolio - Bond Fund                                         1,251,583                  10.47
ECR            AXP(R) Variable Portfolio - Capital Resource Fund                               424,876                  21.69
EMS            AXP(R) Variable Portfolio - Cash Management Fund                             10,640,320                   1.00
EVD            AXP(R) Variable Portfolio - Diversified Equity Income Fund                       14,638                  10.10
EIA            AXP(R) Variable Portfolio - Extra Income Fund                                   760,923                   6.57
EVF            AXP(R) Variable Portfolio - Federal Income Fund                                  27,800                  10.33
EVG            AXP(R) Variable Portfolio - Growth Fund                                          17,631                   6.51
EMG            AXP(R) Variable Portfolio - Managed Fund                                        731,593                  15.42
EGD            AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                              333,392                  15.97
EVS            AXP(R) Variable Portfolio - Small Cap Advantage Fund                              5,733                  10.47
ECA            AIM V.I. Capital Appreciation Fund, Series I                                    186,785                  21.72
ECD            AIM V.I. Capital Development Fund, Series I                                      61,107                  11.94
EVA            AIM V.I. Premier Equity Fund, Series I                                          625,990                  23.35
                  (previously AIM V.I. Value Fund, Series I)
EPP            Alliance VP Premier Growth Portfolio (Class B)                                   80,846                  25.00
ETC            Alliance VP Technology Portfolio (Class B)                                       90,649                  17.15
EHG            Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)           124,371                  11.94
EAS            Baron Capital Asset Fund - Insurance Shares                                      40,479                  19.30
EEG            Credit Suisse Trust - Emerging Growth Portfolio                                  12,209                  10.75
EFG            Fidelity VIP Growth & Income Portfolio (Service Class)                          114,929                  13.12
EFM            Fidelity VIP Mid Cap Portfolio (Service Class)                                  171,169                  19.54
EFO            Fidelity VIP Overseas Portfolio (Service Class)                                  29,178                  13.83
ERE            FTVIPT Franklin Real Estate Fund - Class 2                                       24,109                  17.99
EMU            FTVIPT Mutual Shares Securities Fund - Class 2                                   48,031                  14.03
EIS            FTVIPT Templeton International Smaller Companies - Class 2                       16,886                  10.13
JCG            Goldman Sachs VIT Capital Growth Fund                                            53,804                  10.29
JUS            Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                      93,969                  10.94
JGL            Goldman Sachs VIT Global Income Fund                                             94,459                   9.84
JIF            Goldman Sachs VIT International Equity Fund                                       7,784                   8.99
EIT            Goldman Sachs VIT Internet Tollkeeper Fund(SM)                                   33,070                   4.51
EJA            Janus Aspen Series Aggressive Growth Portfolio: Service Shares                   42,633                  21.73
EJT            Janus Aspen Series Global Technology Portfolio: Service Shares                   90,531                   4.08
EJG            Janus Aspen Series Growth Portfolio: Service Shares                             103,672                  19.76
EJI            Janus Aspen Series International Growth Portfolio: Service Shares                44,364                  23.30
EDE            JPMorgan U.S. Disciplined Equity Portfolio                                       43,565                  13.06
ERQ            Lazard Retirement Equity Portfolio                                               16,292                   9.38
ERI            Lazard Retirement International Equity Portfolio                                  6,479                   9.09
END            MFS(R) New Discovery Series - Initial Class                                     130,923                  15.27
ERS            MFS(R) Research Series - Initial Class                                          110,689                  14.32
EUT            MFS(R) Utilities Series - Initial Class                                         151,695                  15.95
EPG            Putnam VT Growth and Income Fund - Class IB Shares                              310,987                  23.44
EPL            Putnam VT International Growth Fund - Class IB Shares                           133,612                  12.36
EPN            Putnam VT International New Opportunities Fund - Class IB Shares                240,741                   9.75
EMC            Royce Micro-Cap Portfolio                                                        50,962                   9.00
EPR            Royce Small-Cap Portfolio                                                       134,073                   6.66
ETV            Third Avenue Value Portfolio                                                     46,941                  17.13
EIC            Wanger International Small Cap                                                   28,332                  15.40
EUC            Wanger U.S. Smaller Companies                                                    13,833                  22.25
                  (previously Wanger U.S. Small Cap)

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:


SUBACCOUNT     INVESTMENT                                                                   PURCHASES
--------------------------------------------------------------------------------------------------------
EVB            AXP(R) Variable Portfolio - Blue Chip Advantage Fund                         $    369,208
ESI            AXP(R) Variable Portfolio - Bond Fund                                           2,471,180
ECR            AXP(R) Variable Portfolio - Capital Resource Fund                                 631,722
EMS            AXP(R) Variable Portfolio - Cash Management Fund                               46,163,200
EVD            AXP(R) Variable Portfolio - Diversified Equity Income Fund                        401,445
EIA            AXP(R) Variable Portfolio - Extra Income Fund                                   6,001,416
EVF            AXP(R) Variable Portfolio - Federal Income Fund                                   294,727
EVG            AXP(R) Variable Portfolio - Growth Fund                                           285,916
EMG            AXP(R) Variable Portfolio - Managed Fund                                          969,792
EGD            AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                              1,289,160
EVS            AXP(R) Variable Portfolio - Small Cap Advantage Fund                               45,642
ECA            AIM V.I. Capital Appreciation Fund, Series I                                    2,593,093
ECD            AIM V.I. Capital Development Fund, Series I                                       277,111
EVA            AIM V.I. Premier Equity Fund, Series I                                          2,193,549
                  (previously AIM V.I. Value Fund, Series I)
EPP            Alliance VP Premier Growth Portfolio (Class B)                                  2,292,036
ETC            Alliance VP Technology Portfolio (Class B)                                      1,082,241
EHG            Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)           1,924,100
EAS            Baron Capital Asset Fund - Insurance Shares                                       683,650
EEG            Credit Suisse Trust - Emerging Growth Portfolio                                    59,931
EFG            Fidelity VIP Growth & Income Portfolio (Service Class)                            758,181
EFM            Fidelity VIP Mid Cap Portfolio (Service Class)                                  2,442,009
EFO            Fidelity VIP Overseas Portfolio (Service Class)                                   257,639
ERE            FTVIPT Franklin Real Estate Fund - Class 2                                        521,326
EMU            FTVIPT Mutual Shares Securities Fund - Class 2                                    926,446
EIS            FTVIPT Templeton International Smaller Companies Fund - Class 2                   230,723
JCG            Goldman Sachs VIT Capital Growth Fund                                             242,980
JUS            Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                       394,131
JGL            Goldman Sachs VIT Global Income Fund                                              601,370
JIF            Goldman Sachs VIT International Equity Fund                                        78,673
EIT            Goldman Sachs VIT Internet Tollkeeper Fund(SM)                                    202,861
EJA            Janus Aspen Series Aggressive Growth Portfolio: Service Shares                  1,457,060
EJT            Janus Aspen Series Global Technology Portfolio: Service Shares                    200,365
EJG            Janus Aspen Series Growth Portfolio: Service Shares                             1,083,685
EJI            Janus Aspen Series International Growth Portfolio: Service Shares               5,398,602
EDE            JPMorgan U.S. Disciplined Equity Portfolio                                        295,305
ERQ            Lazard Retirement Equity Portfolio                                                 54,008
ERI            Lazard Retirement International Equity Portfolio                                   61,786
END            MFS(R) New Discovery Series - Initial Class                                       855,756
ERS            MFS(R) Research Series - Initial Class                                          1,168,935
EUT            MFS(R) Utilities Series - Initial Class                                         1,842,171
EPG            Putnam VT Growth and Income Fund - Class IB Shares                              1,060,382
EPL            Putnam VT International Growth Fund - Class IB Shares                           1,352,832
EPN            Putnam VT International New Opportunities Fund - Class IB Shares               24,154,138
EMC            Royce Micro-Cap Portfolio                                                         619,403
EPR            Royce Small-Cap Portfolio                                                       1,579,894
ETV            Third Avenue Value Portfolio                                                      961,399
EIC            Wanger International Small Cap                                                    305,644
EUC            Wanger U.S. Smaller Companies                                                   1,159,738
                  (previously Wanger U.S. Small Cap)

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.


                                    EVB       ESI       ECR         EMS       EVD       EIA     EVF      EVG        EMG       EGD
AT DEC. 31, 2000
                                   ------------------------------------------------------------------------------------------------
Accumulation unit value            $0.89     $1.38     $1.89       $1.24     $1.00     $0.90   $1.06    $0.74     $1.99      $1.54

AT DEC. 31, 2001
Accumulation unit value            $0.73     $1.47     $1.53       $1.26     $1.01     $0.93   $1.11    $0.50     $1.76      $1.27
Units (000s)                         584     8,923     6,019       8,409       147     5,449     259      228      6,404     4,237
Net assets (000s)                   $427   $13,122    $9,204     $10,625      $148    $5,049    $289     $115    $11,267    $5,370

FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                0.75%     6.45%     0.30%       3.38%     1.17%    11.17%   4.56%      --       2.50%     0.23%
Expense ratio(2)                    1.40%     1.40%     1.40%       1.40%     1.40%     1.40%   1.40%    1.40%      1.40%     1.40%
Total return(3)                   (17.98%)    6.52%   (19.05%)      1.61%     1.00%     3.33%   4.72%  (32.43%)   (11.56%)  (17.53%)

                                    EVS       ECA       ECD         EVA       EPP       ETC     EHG      EAS        EEG       EFG
                                   ------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value            $0.99     $1.26     $1.36       $1.45     $0.96     $1.08   $1.09    $1.14      $1.28     $1.00

AT DEC. 31, 2001
Accumulation unit value            $0.91     $0.95     $1.23       $1.25     $0.79     $0.79   $1.16    $1.27      $1.05     $0.90
Units (000s)                          66     4,269       592      11,706     2,574     1,958   1,282      617        125     1,678
Net assets (000s)                    $60    $4,057      $730     $14,617    $2,021    $1,555  $1,485     $781       $131    $1,508

FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                  --        --        --        0.13%       --        --    4.48%      --         --      1.17%
Expense ratio(2)                    1.40%     1.40%     1.40%       1.40%     1.40%     1.40%   1.40%    1.40%      1.40%     1.40%
Total return(3)                    (8.08%)  (24.60%)   (9.56%)    (13.79%)  (17.71%)  (26.85%)  6.42%   11.40%    (17.97%)  (10.00%)

                                    EFM       EFO       ERE         EMU       EIS       JCG     JUS      JGL        JIF       EIT
                                   ------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value            $1.64     $0.98     $1.25       $1.17     $1.00     $1.05    $1.00   $1.04      $1.08     $0.67

AT DEC. 31, 2001
Accumulation unit value            $1.56     $0.76     $1.33       $1.23     $0.96     $0.88    $0.87   $1.08      $0.83     $0.44
Units (000s)                       2,142       529       325         546       179       626    1,183     862         84       339
Net assets (000s)                 $3,345      $404      $434        $674      $171      $554   $1,028    $929        $70      $149

FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                  --      5.51%     4.93%       2.10%     2.71%     0.16%    0.40%   5.14%      1.22%       --
Expense ratio(2)                    1.40%     1.40%     1.40%       1.40%     1.40%     1.40%    1.40%   1.40%      1.40%     1.40%
Total return(3)                    (4.88%)  (22.45%)    6.40%       5.13%    (4.00%)  (16.19%) (13.00%)  3.85%    (23.15%)  (34.33%)

                                    EJA       EJT       EJG         EJI       EDE       ERQ     ERI       END      ERS      EUT
                                   ------------------------------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value            $0.70     $0.68     $0.82       $0.80     $0.94     $1.00    $0.96     $1.42    $1.09    $1.27

AT DEC. 31, 2001
Accumulation unit value            $0.42     $0.42     $0.61       $0.60     $0.81     $0.91    $0.72     $1.33    $0.85    $0.95
Units (000s)                       2,218       878     3,385       1,719       700       168       82     1,506    1,873    2,550
Net assets (000s)                   $926      $369    $2,049      $1,034      $569      $153      $59    $1,999   $1,585   $2,420

FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                  --      0.67%       --        0.71%     0.48%     0.63%      --        --     0.01%    3.43%
Expense ratio(2)                    1.40%     1.40%     1.40%       1.40%     1.40%     1.40%    1.40%     1.40%    1.40%    1.40%
Total return(3)                   (40.00%)  (38.24%)  (25.61%)    (25.00%)  (13.83%)   (9.00%) (25.00%)   (6.34%) (22.02%) (25.20%)

                                    EPG       EPL       EPN         EMC       EPR       ETV      EIC      EUC
                                   ----------------------------------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value            $1.26     $1.19     $0.93       $1.34     $1.38     $1.29    $1.07    $1.04

AT DEC. 31, 2001
Accumulation unit value            $1.16     $0.93     $0.65       $1.72     $1.65     $1.44    $0.83    $1.15
Units (000s)                       6,280     1,775     3,607         267       543       557      523      268
Net assets (000s)                 $7,290    $1,651    $2,347        $459      $893      $804     $436     $308

FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                1.62%     0.31%       --          --        --      0.14%      --     0.05%
Expense ratio(2)                    1.40%     1.40%     1.40%       1.40%     1.40%     1.40%    1.40%    1.40%
Total return(3)                    (7.94%)  (21.85%)  (30.11%)     28.36%    19.57%    11.63%  (22.43%)  10.58%


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

                                                               43444-20 F (5/02)

PART C.


Item 24.          Financial Statements and Exhibits

(a)      Financial Statements included in Part A of this Registration Statement:

         American Enterprise Life Insurance Company

         Report of Independent Auditors dated Jan. 28, 2002.
         Consolidated Balance sheets as of Dec. 31, 2001 and 2000. Consolidated Statements of Income for the years ended Dec. 31, 2001, 2000, and 1999.
         Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2001.
         Consolidated Statements of Cash Flows for the years ended Dec. 31, 2001, 2000, and 1999.
         Notes to Consolidated Financial Statements.

         Financial Statements included in Part B of this Registration Statement:

         American Enterprise Variable Annuity Account

         Report of Independent Auditors dated March 22, 2002.
         Statements of Assets and Liabilities for the year ended Dec. 31, 2001. Statements of Operations for the year ended Dec. 31, 2001.
         Statements of Changes in Net Assets for the years ended Dec. 31, 2001 and 2000.
         Notes to Financial Statements.

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life establishing 37 additional subaccounts within the separate account dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about July 8, 1999, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit 1.3 to Registrant's Post - Effective Amendment No.2 to Registation Statement No. 333 - 74865, filed on or about April 28, 2000, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life establishing 1 additional subaccount within the separate account dated April 25, 2000, filed electronically as Exhibit 1.4 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated by reference.

2.       Not applicable.

3.1 Form of Selling Agreement for American Enterprise Life Insurance Company Variable Annuities, filed electronically as Exhibit 3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999 is incorporated by reference.

3.2 Form of Master General Agent Agreement for American Enterprise Life Insurance Company Variable Annuities (form 9802B) filed electronically as Exhibit 3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.1      Form of Deferred Annuity Contract (form 43431) filed electronically as
         Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.2      Form of Roth IRA  Endorsement  (form  43094) filed  electronically  as
         Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.3 Form of SEP-IRA Endorsement (form 43433) filed electronically herewith as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.4      Form of TSA Endorsement  (form 43413) filed  electronically as Exhibit
         4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about July 8, 1999, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) (form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6 Form of 5% Accumulation Death Benefit Rider (form 240183), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.7 Form of 8% Performance Credit Rider (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

5. Form of Variable Annuity Application (form 43432) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
         6.1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2      Amended By-Laws of American  Enterprise Life, filed  electronically as
         Exhibit 6.2 to American Enterprise Variable Annuity Account's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

7.       Not applicable.

8.1 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life Insurance
         Company,   dated  Sept.  1,  1999,  filed   electronically  as  Exhibit
         1.A.(8)(o) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121 filed on or about April 25, 2001, is incorporated by reference.

8.2 (a) Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Life Personal Portfolio Plus 2's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated by reference.

8.2 (b) Copy of Amendment 1 to Schedule A to Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated April 30, 1997, filed electronically as Exhibit 8.2(b) to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.2 (c) Copy of Amendment 2 to Schedule A to Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.2(c) to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.2 (d) Copy of Amendment 5 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and American Enterprise Life Insurance Company, dated February 27, 2002, filed electronically as
         Exhibit 8.1(f) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.3 Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and American Enterprise Life
         Insurance  Company,  dated  April 1,  1999,  filed  electronically  as
         Exhibit 8.4(a) to American Enterprise Variable Annuity Account'sPre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

8.4 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as Exhibit 8.5 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated by reference.

8.5 (a) Copy of Participation Agreement by and among Baron Capital Funds Trust and BAMCO, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(j) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.5 (b) Copy of Amendment, dated March 29, 2002, to Participation Agreement by and between American Enterprise Life Insurance Company and Baron Capital Funds Trust dated September 1, 1999 filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (a) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
         Exhibit 1.A.(8)(a) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

8.6 (b) Copy of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
         Exhibit 1.A.(8)(b) American Enterprise Variable Life Account's to Pre-Effective Amendment No. 1 to Registration Statement
         No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

8.6 (c) Copy of Amendment No. 1, dated April 30, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(c) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (d) Copy of Amendment No. 1, dated April 30, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(d) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (e) Copy of Amendment No. 2, dated June 29, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(e) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (f) Copy of Amendment No. 2, dated June 29, 2001, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(f) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (g) Copy of Amendment No. 3, dated February 27, 2002, to Participation Agreement by and between Fidelity Distributors Corporation and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.4(g) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.6 (h) Copy of Amendment No. 3, dated February 27, 2002, to Participation Agreement between American Enterprise Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999 filed electronically as Exhibit 8.4(h) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.7 (a) Copy of Participation Agreement among Janus Aspen Series and American Enterprise Life Insurance Company, dated October 8, 1997, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.7 (b) Copy of Participation Agreement between Janus Aspen Series and American Enterprise Life Insurance Company, dated March 1, 2000, filed electronically as Exhibit 8.8 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

8.7 (c)  Copy of Amendment, dated July 27, 2001, to Participation
         Agreement by and among Janus Aspen Series and American Enterprise Life Insurance Company dated October 8, 1997 filed electronically as Exhibit 8.6(c) to Post-Effective Amendment No. 11 to
         Registration Statement No. 333-85567, is incorporated herein by reference.

8.7 (d)  Copy of Amendment, dated July 27, 2001, to Participation
         Agreement by and among Janus Aspen Series and American Enterprise Life Insurance Company dated March 1, 2000 filed electronically as
         Exhibit 8.6(d) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.8 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors Inc., Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(l) to American Enterprise Variable Life Account's Post- Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.9 (a) Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(m) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.9 (b)  Copy of Amendment, dated June 29, 2001, to Participation
         Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.8(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.9 (c) Copy of Amendment, dated February 28, 2002, to Participation agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and American Enterprise Life Insurance Company dated September 1, 1999 filed electronically as Exhibit 8.8(c) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.10 (a) Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Warburg Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc., dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(p) to American Exterprise Variable Life Account's Post-Effective Amendment No. 2 to Registraition Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.10 (b) Copy of Amendment, dated December 10, 2001, to Participation Agreement between American Enterprise Life Insurance Company and Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management Securities, Inc., and Credit Suisse Asset Management, Inc. dated September 1, 1999 filed electronically as Exhibit 8.10(b) to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

8.11 Copy of Participation Agreement by and among Wanger Advisors Trust, Liberty Wanger Asset Management, L.P. and American Enterprise Life Insurance Company, dated August 30, 1999, filed electronically as
         Exhibit 8.12 to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, filed electronically herewith.

10.      Consent  of  Independent  Auditors, filed electronically herewith.

11.      None.

12.      Not applicable.

13. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21, filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-74865, filed on or about April 28, 2000, is incorporated by reference.

14.      Not applicable.

15.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 25, 2001, is filed electronically herewith.

15.2 Power of Attorney to sign Amendments to this Registration Statement, dated April 9, 2002, is filed electronically herewith.

Item 25.


Item 25. Directors and Officers of the Depositor (American Enterprise Life Insurance Company)

Name                                  Principal Business Address             Positions and Offices with Depositor
------------------------------------- -------------------------------------- --------------------------------------

Gumer C. Alvero                       829 AXP Financial Center               Director, Chairman of the Board and
                                      Minneapolis, MN  55474                 Executive Vice President - Annuities

Douglas K. Dunning                    829 AXP Financial Center               Director
                                      Minneapolis, MN  55474

Lorraine R. Hart                      829 AXP Financial Center               Vice President, Investments
                                      Minneapolis, MN  55474

Carol A. Holton                       829 AXP Financial Center               Director, President and Chief
                                      Minneapolis, MN  55474                 Executive Officer

Paul S. Mannweiler                    201 North Illinois St.                 Director
                                      Indianapolis, IN  46204

Eric L. Marhoun                       829 AXP Financial Center               Vice President, Group Counsel and
                                      Minneapolis, MN  55474                 Assistant Secretary

Mary Ellyn Minenko                    829 AXP Financial Center               Vice President, Group Counsel and
                                      Minneapolis, MN  55474                 Assistant Secretary

James M. Odland                       829 AXP Financial Center               Vice President, General Counsel and
                                      Minneapolis, MN  55474                 Secretary

Teresa J. Rasmussen                   829 AXP Financial Center               Director
                                      Minneapolis, MN  55474

Philip C. Wentzel                     829 AXP Financial Center               Vice President and Controller
                                      Minneapolis, MN  55474

David L. Yowan                        40 Wall Street                         Vice President and Treasurer
                                      19th Floor
                                      New York, NY 10004





Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                      Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Oregon Inc.                                   Oregon
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Service Corporation                                               Delaware
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Arkansas Inc.                                              Arkansas
     IDS Insurance Agency of Ohio Inc.                                                  Ohio
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 27.          Number of Contract owners

                  As of March 31, 2002, there were 16,960 non-qualified and qualified contracts in the American Enterprise Variable Annuity Account.

Item 28.          Indemnification

                  The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

                  The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

                  The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29      Principal Underwriters

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

     AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Partners Series, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; American Express Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:

         Name and Principal                     Position and Offices with
         Business Address                       Underwriter

         Ruediger Adolf                         Senior Vice President
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Gumer C. Alvero                        Vice President -
         70100 AXP Financial Center             Annuities
         Minneapolis, MN  55474

         Ward D. Armstrong                      Senior Vice President -
         70100 AXP Financial Center             Retirement Services
         Minneapolis, MN  55474

         John M. Baker                          Vice President - Plan
         70100 AXP Financial Center             Sponsor Services
         Minneapolis, MN  55474

         Dudley Barksdale                       Vice President - Service
         70100 AXP Financial Center             Development
         Minneapolis, MN  55474

         Joseph M. Barsky III                   Vice President - Mutual
         70100 AXP Financial Center             Fund Equities
         Minneapolis, MN  55474

         Timothy V. Bechtold                    Vice President - Risk
         70100 AXP Financial Center             Management Products
         Minneapolis, MN  55474

         Walter S. Berman                       Director, Senior Vice President
         70100 AXP Financial Center             and Chief Financial Officer
         Minneapolis, MN  55474

         Rob Bohli                              Group Vice President -
         10375 Richmond Avenue #600             South Texas
         Houston, TX  77042

         Walter K. Booker                       Group Vice President -
         Suite 200, 3500 Market                 New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                      Group Vice President -
         1333 N. California Blvd.,              Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                     Vice President - Sales
         70100 AXP Financial Center             Support
         Minneapolis, MN  55474

         Mike Burton                            Vice President - Compliance
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Kenneth J. Ciak                        Vice President and
         IDS Property Casualty                  General Manager - IDS
         1400 Lombardi Avenue                   Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                       Vice President - Relationship
         70100 AXP Financial Center             Leader Retail Distribution
         Minneapolis, MN  55474                 Services

         James M. Cracchiolo                    Director, Chairman, President
         70100 AXP Financial Center             and Chief Executive Officer
         Minneapolis, MN  55474

         Colleen Curran                         Vice President and
         70100 AXP Financial Center             Assistant General Counsel
         Minneapolis, MN  55474

         Luz Maria Davis                        Vice President -
         70100 AXP Financial Center             Communications
         Minneapolis, MN  55474

         Arthur E. DeLorenzo                    Group Vice President -
         4 Atrium Drive, #100                   Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                  Group Vice President -
         Suite 500, 8045 Leesburg               Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                         Group Vice President -
         6000 28th Street South East            Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                       Group Vice President -
         Two Datran Center                      Southern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                      Vice President - Financial
         70100 AXP Financial Center             Planning and Advice
         Minneapolis, MN  55474

         Gordon M. Fines                        Vice President - Mutual
         70100 AXP Financial Center             Fund Equity Investments
         Minneapolis, MN  55474

         Peter A. Gallus                        Vice President -
         70100 AXP Financial Center             Investment
         Minneapolis, MN  55474                 Administration

         Derek M. Gledhill                      Vice President -
         70100 AXP Financial Center             Integrated Financial
         Minneapolis, MN  55474                 Services Field
                                                Implementation

         Steve Guida                            Vice President -
         70100 AXP Financial Center             New Business and Service
         Minneapolis, MN  55474

         Teresa A. Hanratty                     Senior Vice President -
         Suites 6&7                             Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                       Vice President -
         70100 AXP Financial Center             Insurance Investments
         Minneapolis, MN  55474

         Janis K. Heaney                        Vice President -
         70100 AXP Financial Center             Incentive Management
         Minneapolis, MN  55474

         Brian M. Heath                         Senior Vice President
         Suite 150                              and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                           Group Vice President -
         319 Southbridge Street                 Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                   Group Vice President -
         30 Burton Hills Blvd.                  Mid-South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                        Vice President - Third
         70100 AXP Financial Center             Party Distribution
         Minneapolis, MN  55474

         Claire Huang                           Senior Vice President - Retail
         70100 AXP Financial Center             Marketing
         Minneapolis, MN  55474

         Debra A. Hutchinson                    Vice President -
         70100 AXP Financial Center             Relationship Leader
         Minneapolis, MN  55474

         Diana R. Iannarone                     Group Vice President -
         3030 N.W. Expressway                   Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                     Group Vice President -
         70100 AXP Financial Center             Steel Cities
         Minneapolis, MN  55474

         James M. Jensen                        Vice President -
         70100 AXP Financial Center             Advice and
         Minneapolis, MN  55474                 Retail Distribution
                                                Group, Product,
                                                Compensation and Field
                                                Administration

         Greg R. Johnson                        Vice President - Advisory
         70100 AXP Financial Center             Planning Anaylsis
         Minneapolis, MN  55474

         Nancy E. Jones                         Vice President -
         70100 AXP Financial Center             Business Development
         Minneapolis, MN  55474

         John C. Junek                          Senior Vice President,
         70100 AXP Financial Center             General Counsel
         Minneapolis, MN  55474

         Ora J. Kaine                           Vice President -
         70100 AXP Financial Center             Retail Distribution Services
         Minneapolis, MN  55474                 and Chief of Staff

         Raymond G. Kelly                       Group Vice President -
         Suite 250                              North Texas
         801 East Campbell Road
         Richardson, TX  75081

         John M. Knight                         Vice President -
         70100 AXP Financial Center             Investment Accounting
         Minneapolis, MN  55474

         Claire Kolmodin                        Vice President - Service
         70100 AXP Financial Center             Quality
         Minneapolis, MN  55474

         Mitre Kutanovski                       Group Vice President -
         Suite 680                              Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                         Vice President -
         70100 AXP Financial Center             Brokerage and Direct
         Minneapolis, MN  55474                 Services

         Daniel E. Laufenberg                   Vice President and Chief
         70100 AXP Financial Center             U.S. Economist
         Minneapolis, MN  55474

         Jane W. Lee                            Vice President - New
         70100 AXP Financial Center             Business Development and
         Minneapolis, MN  55474                 Marketing

         Steve Lobo                             Vice President - Investment
         70100 AXP Financial Center             Risk Management
         Minneapolis, MN  55474

         Diane D. Lyngstad                      Vice President - Lead Financial
         70100 AXP Financial Center             Officer, U.S. Retail
         Minneapolis, MN  55474

         Tom Mahowald                           Vice President and Director of
         70100 AXP Financial Center             Equity Research
         Minneapolis, MN  55474

         Timothy J. Masek                       Vice President and
         70100 AXP Financial Center             Director of Fixed Income
         Minneapolis, MN  55474                 Research

         Penny Mazal                            Vice President - Business
         70100 AXP Financial Center             Transformation
         Minneapolis, MN  55474

         Dean O. McGill                         Group Vice President -
         11835 W. Olympic Blvd                  Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                      Vice President - Wrap and Trust
         70100 AXP Financial Center             Products
         Minneapolis, MN  55474

         Timothy S. Meehan                      Secretary
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Paula R. Meyer                         Vice President - Mutual
         70100 AXP Financial Center             Funds
         Minneapolis, MN  55474

         Barry J. Murphy                        Executive Vice President -
         70100 AXP Financial Center             U.S. Retail Group
         Minneapolis, MN  55474

         Thomas V. Nicolosi                     Group Vice President -
         Suite 220                              New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Francois B. Odouard                    Vice President
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Michael J. O'Keefe                     Vice President -
         70100 AXP Financial Center             Advisory Business Systems
         Minneapolis, MN  55474

         Carla P. Pavone                        Vice President -
         70100 AXP Financial Center             Business Development
         Minneapolis, MN  55474

         John G. Poole                          Group Vice President -
         Westview Place, #200                   Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141

         Larry M. Post                          Group Vice President -
         One Tower Bridge                       New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                       Vice President and
         70100 AXP Financial Center             Assistant General Counsel
         Minneapolis, MN  55474

         Teresa J. Rasmussen                    Vice President and
         70100 AXP Financial Center             Assistant General Counsel
         Minneapolis, MN  55474

         Ralph D. Richardson III                Group Vice President -
         Suite 800                              Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                      Senior Vice President -
         70100 AXP Financial Center             Field Management and
         Minneapolis, MN  55474                 Financial Advisory
                                                Services

         Stephen W. Roszell                     Senior Vice President -
         70100 AXP Financial Center             Institutional
         Minneapolis, MN  55474

         Maximillian G. Roth                    Group Vice President -
         Suite 201 S. IDS Ctr                   Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                      Group Vice President -
         70100 AXP Financial Center             Western Frontier
         Minneapolis, MN  55474

         Erven A. Samsel                        Senior Vice President -
         45 Braintree Hill Park                 Field Management
         Suite 402
         Braintree, MA  02184

         Russell L. Scalfano                    Group Vice President -
         Suite 201                              Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                       Vice President - Client
         70100 AXP Financial Center             Development and Migration
         Minneapolis, MN  55474

         Judy P. Skoglund                       Vice President - Quality
         70100 AXP Financial Center             and Service Support
         Minneapolis, MN  55474

         Dave Smith                             Vice President - U.S. Advisor
         70100 AXP Financial Center             Group Compliance
         Minneapolis, MN  55474

         Bridget Sperl                          Senior Vice President -
         70100 AXP Financial Center             Client Service
         Minneapolis, MN  55474

         Paul J. Stanislaw                      Group Vice President -
         Suite 1100                             Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                        Vice President -
         70100 AXP Financial Center             Marketing Offer
         Minneapolis, MN  55474                 Development

         Lois A. Stilwell                       Group Vice President -
         Suite 433                              Greater Minnesota
         9900 East Bren Rd.                     Area/Iowa
         Minnetonka, MN  55343

         James J. Strauss                       Vice President and
         70100 AXP Financial Center             General Auditor
         Minneapolis, MN  55474

         Jeffrey J. Stremcha                    Vice President -
         70100 AXP Financial Center             Information Resource
         Minneapolis, MN  55474                 Management/ISD

         John T. Sweeney                        Vice President - Lead Financial
         70100 AXP Financial Center             Officer, Products
         Minneapolis, MN  55474

         Craig P. Taucher                       Group Vice President -
         Suite 150                              Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                         Group Vice President -
         Suite 425                              Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                         Senior Vice President -
         70100 AXP Financial Center             Information and
         Minneapolis, MN  55474                 Technology

         William F. Truscott                    Senior Vice President -
         70100 AXP Financial Center             Chief Investment Officer
         Minneapolis, MN  55474

         Janet M. Vandenbark                    Group Vice President -
         3951 Westerre Parkway, Suite 250       Virginia
         Richmond, VA 23233

         Charles F. Wachendorfer                Group Vice President -
         Suite 100                              Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                       Group Vice President -
         3500 Market Street,                    Eastern Pennsylvania/Delaware
         Suite 200
         Camp Hill, PA  17011

         Beth E. Weimer                         Vice President and
         70100 AXP Financial Center             Chief Compliance Officer
         Minneapolis, MN  55474

         Michael D. Wolf                        Vice President - Senior
         70100 AXP Financial Center             Portfolio Manager
         Minneapolis, MN  55474

         Michael R. Woodward                    Senior Vice President -
         32 Ellicott St                         Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                      Vice President -
         70100 AXP Financial Center             Brokerage Marketing
         Minneapolis, MN  55474

         David L. Yowan                         Vice President and
         40 Wall Street                         Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                       Group Vice President -
         1 Galleria Blvd., Suite 1900           Delta States
         Metairie, LA  70001


Item 29(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $22,055,827             None                None                  None
Financial Advisors
Inc.

Item 30.                            Location of Accounts and Records

             American Enterprise Life Insurance Company
             829 AXP Financial Center
             Minneapolis, MN  55402

Item 31.     Management Services

             Not applicable.

Item 32. Undertakings

         (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

         (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

         (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

         (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs
                  (1)-(4) of that no-action letter.

         (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April, 2002.

                           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By American Enterprise Life Insurance Company
                                    (Sponsor)

                           By /s/  Carol A. Holton*
                                   Carol A. Holton
                                   President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2002.

Signature                                           Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
---------------------                     Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Douglas K. Dunning**                 Director
-------------------------
     Douglas K. Dunning

/s/  Carol A. Holton*                     Director, President and Chief
----------------------                    Executive Officer
     Carol A. Holton

/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler

/s/  James M. Odland**                    Vice President, General Counsel and
----------------------                    Secretary
     James M. Odland

/s/  Teresa J. Rasmussen*                 Director
-------------------------
     Teresa J. Rasmussen

/s/  Philip C. Wentzel*                   Vice President and Controller
-----------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
---------------------
     David L. Yowan

 * Signed pursuant to Power of Attorney, dated April 25, 2001, filed electronically herewith as Exhibit 15.1 to this Post-Effective Amendment.

** Signed pursuant to Power of Attorney, dated April 9, 2002, filed electronically herewith as Exhibit 15.2 to this Post-Effective Amendment.


By: /s/ James M. Odland
    -------------------
        James M. Odland

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 5
  TO REGISTRATION STATEMENT No. 333-74865

This  Post-Effective   Amendment  is  comprised  of  the  following  papers  and
documents:

The Cover Page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements

Part C.

         Other Information.

         The signatures.

         Exhibits.